UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Aptevo Therapeutics Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

APTEVO THERAPEUTICS INC.

2401 4th Avenue, Suite 1050

Seattle, Washington 98121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On July 24, 2025

Dear Aptevo Stockholder:

You are cordially invited to virtually attend the 2025 annual meeting of stockholders (the “Annual Meeting”) of Aptevo Therapeutics Inc., a Delaware corporation (the “Company”). The meeting will be held on July 24, 2025 at 10 a.m. Pacific Time. To facilitate stockholder participation and save costs, the Annual Meeting will be held in a virtual meeting format only at www.virtualshareholdermeeting.com/APVO2025. The meeting will be held for the following purposes:

1. To elect two nominees to serve on the Company’s Board of Directors to hold office until the 2028 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified (“Proposal 1” or the “Director Election Proposal”).

2. To ratify the selection of Baker Tilly US, LLP, formerly Moss Adams, as the Company’s independent registered public accounting firm for the year ending December 31, 2025 (“Proposal 2” or the “Auditor Ratification Proposal").

3. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as
amended, (“Certificate of Incorporation”), to effect a reverse stock split of our outstanding
Common Stock, par value $0.001 per share (“Common Stock”), at a ratio in the range of 1-for-6 to
1-for-22, with such ratio to be determined in the discretion of our board of directors and with such reverse stock split to be effected at such time and date, if at all, as determined by our board of directors in its sole discretion (“Proposal 3” or the “Reverse Stock Split Proposal”).

4. To approve the potential issuance of 19.99% or more of the Company’s issued and outstanding common stock as of June 16, 2025 pursuant to the Standby Equity Purchase Agreement (“SEPA”) with YA II PN, Ltd. (“Yorkville”), pursuant to Nasdaq Listing Rules 5635(d) and 5635(b) (“Proposal 4” or the “SEPA Share Issuance Proposal”).

5. To approve the Aptevo Therapeutics Inc. Third Amended and Restated 2018 Stock Incentive Plan (“Proposal 5” or the “Stock Incentive Plan Proposal”).

6. To approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers in 2024, as disclosed in the proxy statement (“Proposal 6” or the “Say-on-Pay Proposal”).

7. To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of our outstanding Common Stock, including Common Stock issuable upon the exercise of the common warrants (the “Common Warrants”), issued and sold pursuant to that certain Securities Purchase Agreement, dated as of June 18, 2025, by and among the Company and purchasers thereto (the “Purchase Agreement”) (“Proposal 7” or the “Stock Issuance and Warrant Proposal”).

8. To authorize an adjournment of the meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of proposals 1 through 7 (“Proposal 8” or the “Adjournment Proposal”).

9. To conduct any other business properly brought before the Annual Meeting.

These items of business are more fully described in the proxy statement accompanying this Notice (the “Proxy Statement”).

The record date for the Annual Meeting is June 20, 2025. Only stockholders of record at the close of business on that date may vote on the proposals being presented at the Annual Meeting or any adjournment, postponement, rescheduling, or continuation thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held Virtually on July 24, 2025 at 10 a.m. Pacific Time at www.virtualshareholdermeeting.com/APVO2025.

The Proxy Statement and Annual Report to stockholders are available at www.proxyvote.com.

By Order of the Board of Directors

/s/ SoYoung Kwon

SVP, General Counsel, Business Development and Corporate Affairs

Seattle, WA

July 3, 2025

You are cordially invited to virtually attend the meeting. Whether or not you expect to virtually attend the meeting, please complete, date, sign and return a proxy card (if you received one), or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote if you virtually attend the meeting.

APTEVO THERAPEUTICS INC.

2401 4th Avenue, Suite 1050

Seattle, Washington 98121

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

To be held on July 24, 2025

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

When is this Proxy Statement and accompanying proxy card (“Proxy Card”) first being mailed to stockholders?

This Proxy Statement and Proxy Card are first being mailed on or about July 3, 2025 to stockholders of record of Aptevo Therapeutics Inc. (sometimes referred to as the “Company,” “Aptevo,” “we,” “us” or “our”) entitled to vote on the proposals being presented at the Annual Meeting.

How do I attend the Annual Meeting?

In order to facilitate stockholder participation and save costs, the meeting will be held virtually on July 24, 2025 at 10 a.m. Pacific Time. There will not be a physical meeting. We have worked to offer the same participation opportunities as if you attended the Annual Meeting in person and hope the virtual format will allow more stockholders to participate by removing any barriers caused by travel requirements. You may attend the Annual Meeting virtually, including voting and submitting questions, at www.virtualshareholdermeeting.com/APVO2025 by entering the 16-digit control number included on your Notice or your proxy card (if you received a printed copy of the proxy materials). You should ensure you have a strong internet connection wherever you intend to participate in the Annual Meeting. We encourage you to access the Annual Meeting before it begins. Virtual check-in will begin at 9:30 a.m. Pacific Time on the date of the Annual Meeting.

Our virtual meeting provider, Broadridge, facilitates stockholders’ opportunity to ask questions before and during the meeting. The Annual Meeting site will provide stockholders with information regarding (i) time guidelines for their questions, rules around what types of questions are allowed, and rules for how questions and comments will be recognized and disclosed to meeting participants; and (ii) procedures for posting appropriate questions received during the meeting and our answers on our website as soon as is practical after the meeting. Once you are logged into the Annual Meeting, you will be able to submit your questions directly to the Company. Our virtual meeting will be governed by our rules of conduct and procedures will be posted at www.virtualshareholdermeeting.com/APVO2025 in advance of the Annual Meeting.

You may obtain instructions for how to access the Annual Meeting virtually at www.virtualshareholdermeeting.com/APVO2025. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time or need support in addressing technical and logistical issues related to accessing the virtual meeting platform, a technical assistance phone number will be made available on the virtual meeting registration page at www.virtualshareholdermeeting.com/APVO2025, 30 minutes prior to the start of the meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on June 20, 2025 (the “Record Date”) will be entitled to vote on the proposals being presented at the Annual Meeting. On the Record Date, there were 3,224,156 shares of common stock outstanding and entitled to vote at the Annual Meeting. Our Common Stock is our only class of voting stock.

Stockholder of Record: Shares Registered in Your Name

If on June 20, 2025 your shares were registered directly in your name with the Company’s transfer agent, Broadridge Financial Solutions, Inc., then you are a stockholder of record. As a stockholder of record, you may vote by virtually attending the Annual Meeting and voting during the Annual Meeting or vote over the telephone or the internet or by proxy card. Whether or not you plan to virtually attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Other Nominee

If on June 20, 2025 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, other similar organization, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting on the proposals being presented at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to virtually attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are eight matters scheduled for a vote:

•
Proposal 1: Election of two director nominees to serve on the Board until the 2028 annual meeting of stockholders (the “Director Election Proposal”);
•
Proposal 2: Ratification of the selection of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 (the “Auditor Ratification Proposal”);
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Proposal 3: To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, (“Certificate of Incorporation”), to effect a reverse stock split of our common stock, at a ratio in the range of 1-for-6 to 1-for-22, with such ratio to be determined in the sole discretion of our board of directors and with such reverse stock split to be effected at such time and date, if at all, as determined by our board of directors in its sole discretion (the “Reverse Stock Split Proposal”);
•
Proposal 4: To approve the potential issuance of 19.99% or more of the Company’s issued and outstanding common stock as of June 16, 2025 pursuant to the Standby Equity Purchase Agreement (“SEPA”) with YA II PN, Ltd. (“Yorkville”), pursuant to Nasdaq Listing Rules 5635(d) and 5635(b) (the “SEPA Share Issuance Proposal”);
•
Proposal 5: To approve the Aptevo Therapeutics Inc. Third Amended and Restated 2018 Stock Incentive
Plan (the “Stock Incentive Plan Proposal”);
•
Proposal 6: To approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers in 2024, as disclosed in the proxy statement (the “Say-on-Pay Proposal”);
•
Proposal 7: To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of our outstanding Common Stock, par value $0.001 per share (“Common Stock”), including (i)Common Stock issuable upon the exercise of the common warrants (the “Common Warrants”) issued and sold pursuant to that certain Securities Purchase Agreement, dated as of April 3, 2025, by and among the Company and purchasers thereto (the “Purchase Agreement”) (the "Stock Issuance and Warrant Proposal"); and
•
Proposal 8: To authorize an adjournment of the meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 through Proposal 7 (the “Adjournment Proposal”).

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy card to vote on those matters in accordance with their best judgment, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

How do I vote?

For the Director Election Proposal, you may either vote “For” each of the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For the Auditor Ratification Proposal, you may vote “For” or “Against” or abstain from voting. For the Reverse Stock Split Proposal, you may vote “For” or “Against” or abstain from voting. For the SEPA Share Issuance Proposal, you may vote “For” or “Against” or abstain from voting. For the Stock Incentive Plan Proposal, you may vote "For" or "Against" or abstain from voting. For the Say-on-Pay Proposal, you may vote “For” or “Against” or abstain from voting. For the Stock Issuance and Warrant Proposal, you may vote “For” or “Against” or abstain from voting. For the Adjournment Proposal, you may vote “For” or “Against” or abstain from voting.

The Board recommends that you vote:

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“For” the election of each of the director nominees named in the Director Election Proposal;
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“For” the Auditor Ratification Proposal;
•
"FOR" the Reverse Stock Split Proposal;
•
“FOR” the SEPA Share Issuance Proposal;
•
"FOR" the Stock Incentive Plan Proposal;
•
“FOR” the Say-on-Pay Proposal;
•
“FOR” the Stock Issuance and Warrant Proposal; and
•
“FOR” the Adjournment Proposal.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote by virtually attending the Annual Meeting and voting during the Annual Meeting, vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to virtually attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still virtually attend the Annual Meeting and vote during the Annual Meeting even if you have already voted by proxy.

•
To vote using the proxy card (if one was provided), simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
•
To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number included on your Notice. Your telephone vote must be received by 11:59 p.m. EDT on July 23, 2025 to be counted.
•
To vote through the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from your Proxy Card. Your internet vote must be received by 11:59 p.m. EDT on July 23, 2025 to be counted.
•
If you virtually attend the Annual Meeting, you can also vote during the Annual Meeting by visiting www.virtualshareholdermeeting.com/APVO2025 and entering the 16-digit control number included on your Proxy Card (if you received a printed copy of the proxy materials).

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received voting instructions from that organization rather than from us. Simply follow the instructions in the voting instruction form to ensure that your vote is counted. To vote virtually at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form well in advance of the meeting.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of June 20, 2025.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, or by telephone, through the internet, or by virtually attending the Annual Meeting and voting during the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Other Nominee

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is a “routine” matter. Under the rules of the New York Stock Exchange (“NYSE”), which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under NYSE rules but not with respect to “non-routine” matters. The Auditor Ratification Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal are considered to be "routine" under NYSE rules such that your broker, bank or other agent may vote your shares on such proposals in the absence of your voting instructions. The Director Election Proposal, the Stock Incentive Plan Proposal, the Say-on-Pay Proposal, the SEPA Share Issuance Proposal and the Stock Issuance and Warrant Proposal are considered "non-routine" such that your broker, bank or other agent may not vote your shares on such proposal in the absence of your voting instructions.

What if I return a Proxy Card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable:

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“For” the election of each of the director nominees named in the Director Election Proposal;
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“For” the Auditor Ratification Proposal;
•
"For" the Reverse Stock Split Proposal;
•
“For” the SEPA Share Issuance Proposal;
•
"For" the Stock Incentive Plan Proposal;
•
“For” the Say-on-Pay Proposal;
•
"For" the Stock Issuance and Warrant Proposal; and
•
"For" the Adjournment Proposal.

If any other matter is properly presented at the Annual Meeting and any adjournments or postponements thereof, your proxyholder (one of the individuals named on the enclosed proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. We have engaged Okapi Partners LLC (“Okapi”) to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay Okapi a fee of $15,000. We will also reimburse Okapi for reasonable out-of-pocket expenses and will indemnify Okapi and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. The entire cost of soliciting proxies on behalf of the Board will be borne by the Company.

What does it mean if I receive more than one Proxy Statement or Proxy Card?

If you receive more than one Proxy Statement or Proxy Card, your shares may be registered in more than one name or in different brokerage accounts. Please follow the voting instructions on the Proxy Cards to ensure that all of your shares are voted. Remember, you may vote by telephone, Internet or by signing, dating and returning a Proxy Card, or by voting at the Annual Meeting.

Can I change my vote or revoke my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You may change your vote or revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may change your vote or revoke your proxy in any one of the following ways:

•
You may submit a properly completed Proxy Card with a later date.
•
You may grant a subsequent proxy by telephone or through the internet.
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You may send a timely written notice that you are revoking your proxy to Aptevo’s Corporate Secretary at 2401 4th Avenue, Suite 1050, Seattle, Washington 98121.
•
You may virtually attend the Annual Meeting and vote virtually during the Annual Meeting. Simply virtually attending the Annual Meeting will not, by itself, revoke your proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals and director nominations due for next year’s annual meeting?

Pursuant to Rule 14a-8 of the Exchange Act, to be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by March 5, 2026, to Aptevo’s Corporate Secretary at 2401 4th Avenue, Suite 1050, Seattle, Washington 98121. We also encourage you to submit any such proposals via email to the Corporate Secretary at LegalAffairs@apvo.com. Such a proposal must satisfy the rules and regulations of the Securities and Exchange Commission (the “SEC”). In order to avoid controversy, stockholders should submit proposals by means (including electronic) that permit them to prove the date of delivery. To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than May 25, 2026.

In addition, our Amended and Restated Bylaws require that we be given advance written notice for nominations for election to our Board and of other business that stockholders wish to present for consideration at an annual meeting of stockholders (other than those proposals of business intended to be included in our proxy statement in accordance with Rule 14a-8 under the Exchange Act). The Amended and Restated Bylaws require that a stockholder who intends to present a proposal at an annual meeting of stockholders submit the proposal to the Corporate Secretary not less than 90 and no more than 120 days before the first anniversary of the date of the previous year’s annual meeting. Therefore, to be eligible for consideration at the 2026 Annual Meeting of Stockholders, such a proposal and any nominations for director must be received by the Corporate Secretary between March 26 2026 and April 25, 2026; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. This advance notice period is intended to allow stockholders an opportunity to consider all business and nominees expected to be considered at the meeting. Any proposals received after the applicable deadline may be considered untimely and may be excluded.

If a stockholder who wishes to present a proposal before the 2026 Annual Meeting outside of Rule 14a-8 of the Exchange Act fails to notify us by the required date, the proxies that our Board solicits for the 2026 Annual Meeting will confer discretionary authority on the person named in the proxy to vote on the stockholder’s proposal if it is properly brought before that meeting subject to compliance with Rule 14a-4(c) of the Exchange Act. If a stockholder makes timely notification, the proxies may still confer discretionary authority to the person named in the proxy under circumstances consistent with the SEC proxy rules, including Rule 14a-4(c) of the Exchange Act.

What are “broker non-votes”?

If you are a beneficial owner whose shares of record are held by a broker, you may instruct your broker how to vote your shares. If you do not give instructions to your broker, the broker will determine if it has the discretionary authority to vote on the particular matter. Under NYSE rules, which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under NYSE rules but not with respect to “non-routine” matters.

A broker non-vote occurs when a broker, bank or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank or other agent cannot vote the shares because the matter is considered “non-routine” under NYSE rules. Broker non-votes, if any, will be counted for purposes of calculating whether a quorum is present at the meeting, but will not be counted for purposes of determining the number of votes cast with respect to a particular proposal.

The Auditor Ratification Proposal, Reverse Stock Split Proposal, and Adjournment Proposal are “routine” matters, and banks and brokerage firms may vote your shares on such proposals if you have not given voting instructions. The Director Election Proposal, the Stock Incentive Plan Proposal, the Say-on-Pay Proposal, the SEPA Share Issuance Proposal and the Stock Issuance and Warrant Proposal are considered “non-routine,” and banks and brokerage firms may not vote your shares on such proposal in the absence of your voting instructions.

How many votes are needed to approve each proposal?

Directors are elected by a plurality of the votes of the holders of shares present at the Annual Meeting or represented by proxy and entitled to vote on the election of directors. Accordingly, for the Director Election Proposal, the two nominees receiving the highest number of affirmative votes will be elected. Votes withheld and broker non-votes, if any, will have no effect on the results of the Director Election Proposal.

To be approved, the Stock Incentive Plan Proposal, the Say-on-Pay Proposal, the SEPA Share Issuance Proposal, the Auditor Ratification Proposal, the Stock Issuance and Warrant Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal require the affirmative vote of a majority of the votes cast by the holders of all of the shares of Common Stock present virtually or represented by proxy at the Annual Meeting, provided that shares of Common Stock issued in connection with the registered direct offering that closed on June 20, 2025, will be excluded for purposes of counting the votes cast on the Stock Issuance and Warrant Proposal but will be counted as votes cast for the Director Election Proposal, the Stock Incentive Plan Proposal, the Say-on-Pay Proposal, the SEPA Share Issuance Proposal, the Auditor Ratification Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal and will be included for purposes of the quorum requirement. Abstentions and broker non-votes, if any, will have no effect on the results of these votes.

Each of the proposals are separate and apart from each other with votes of each proposal separately counted.

What is the quorum requirement and how will votes be counted?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least one-third of the Common Stock issued and outstanding and entitled to vote are present virtually at the Annual Meeting or represented by proxy. On the record date for the Annual Meeting, there were 3,224,156 shares outstanding and entitled to vote. Thus, the holders of 1,074,718 shares must be present virtually or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote by virtually attending the Annual Meeting and voting during the Annual Meeting. Withheld votes, abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the meeting or the holders of a majority of shares present at the Annual Meeting or represented by proxy and entitled to vote may adjourn or postpone the Annual Meeting to another date.

An inspector of elections appointed for the meeting will determine whether a quorum is present and will tabulate votes cast by proxy or at the meeting. If a quorum is not present, we expect to adjourn or postpone the Annual Meeting until we obtain a quorum.

What will happen if stockholders fail to approve the Stock Issuance and Warrant Proposal at the Annual Meeting?

If stockholders fail to approve the Stock Issuance and Warrant Proposal at the Annual Meeting, the Common Warrants will not be exercisable. If these consequences occur, we may have difficulty finding alternative sources of capital to fund the continued clinical development of our product candidates, working capital, and other general corporate purposes in the future on terms favorable to us or at all. In addition, pursuant to the Purchase Agreement, we will be required to call a meeting every sixty (60) days to seek stockholder approval until stockholder approval is obtained or the Common Warrants are no longer outstanding.

See “Effect of the Proposal” under Proposal 7 below for additional discussion of the effect on our existing common stockholders of the Stock Issuance and Warrant Proposal.

What will happen if stockholders fail to approve the Reverse Stock Split Proposal at the Annual Meeting?

Our Common Stock is currently listed on Nasdaq. Nasdaq has minimum requirements that a company must meet in order to remain listed on Nasdaq, including corporate governance standards and a requirement that we maintain a minimum closing bid price of $1.00 per share, among other requirements.

Pursuant to Nasdaq Listing Rule 5810(c)(3)(A)(iv), we will not be eligible for any compliance period specified in Nasdaq Listing Rule 5810(c)(3)(A) if we have effected a reverse stock split over the prior one-year period or have effected one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one. On May 23, 2025, the Board approved an amendment to our Certificate of Incorporation to effect a reverse stock split of our Common Stock at the reverse split ratio of 1-for-20 (the “May 2025 Reverse Stock Split”). The May 2025 Reverse Stock Split and the December 2024 Reverse Stock Split, when combined with the 1-for-44 reverse stock split previously effectuated on March 5, 2024, have effectuated a cumulative reverse stock split with a cumulative ratio of 250 shares or more to one. As a result, if we fail to meet the Bid Price Requirement within the two-year period after March 5, 2024, we would be subject to delisting by Nasdaq without any opportunity for cure period.

In the future, if we fail to maintain the Bid Price Requirement and a final determination is made by Nasdaq that our Common Stock must be delisted, the liquidity of our Common Stock would be adversely affected and the market price of our Common Stock could decrease. In addition, if delisted, we would no longer be subject to Nasdaq rules, including rules requiring us to have a certain number of independent directors and to meet other corporate governance standards. Our failure to be listed on Nasdaq or another established securities market would have a material adverse effect on the value of your investment in us.

If stockholders fail to approve the Reverse Stock Split Proposal at the Annual Meeting, we may be subject to being delisted without the benefit of any compliance period. In that event, the liquidity of our Common Stock would be adversely affected, and the market price of our Common Stock could decrease.

What will happen if stockholders fail to approve the SEPA Share Issuance Proposal at the Annual Meeting?

If the SEPA Share Issuance Proposal is not approved by our stockholders at the Annual Meeting, it may impair our working capital and our ability to fund capital expenditures, operating expenses and the selective pursuit of business development opportunities, including continued product or technology investment. Should the proposal fail to receive approval from the stockholders, the Company may be compelled to explore alternative financing options that are less advantageous and potentially more dilutive. Our Board has determined that the SEPA is in the best interests of us and our stockholders because the flexibility to issue shares of our common stock in excess of the SEPA Exchange Cap provides us with a reliable source of capital for working capital and general corporate purposes.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Current Report on Form 8 K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

What proxy materials are available on the internet?

The Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available at www.proxyvote.com.

Proposal 1

Election Of Directors

Aptevo’s Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term.

The Board presently has six members. There are two directors in the class whose term of office expires in 2025. Each of the nominees listed below is currently a director of the Company. If elected at the Annual Meeting, each of these director nominees would serve until the 2028 annual meeting of stockholders and until the director’s successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

Although we do not have a formal policy regarding director attendance at annual meetings, it is the Company’s practice that directors and director nominees named in Aptevo’s proxy statement attend our annual stockholder meetings. All of our directors attended our 2024 Annual Meeting of Stockholders.

Directors are elected by a plurality of the votes of the holders of shares present at the Annual Meeting or represented by proxy and entitled to vote on the election of directors. Accordingly, the two nominees receiving the highest number of affirmative votes will be elected.

The enclosed proxy card will not be voted for more than two candidates or for anyone other than the Board’s nominees or designated substitutes. Unless otherwise instructed, the persons named in the enclosed proxy will vote to elect each of Marvin L. White and John E. Niederhuber, M.D. to the Board, unless, by marking the appropriate space on the proxy card, the stockholder instructs that he, she, they or it withholds authority from the proxy holder to vote with respect to a specified candidate(s).

The following is a brief biography of each director nominee and each director whose term will continue after the Annual Meeting.

Name	Age	Principal Occupation
Marvin L. White	63	President and Chief Executive Officer of Aptevo
Daniel J. Abdun-Nabi	71	Former President and Chief Executive Officer of Emergent BioSolutions Inc. (“Emergent”)
Grady Grant, III	70	EVP/Partner of Vanigent BioPharm
Zsolt Harsanyi, Ph.D.	81	Former Chief Executive Officer of Exponential Biotherapies Inc.
Barbara Lopez Kunz	68	Chief Executive Officer of Caidya
John E. Niederhuber, M.D.	87	Former Executive Vice President of the Inova Health System

Nominees for Election for a Three-year Term Expiring at the 2028 Annual Meeting

Marvin L. White has served as our President, Chief Executive Officer and as a member of our Board since August 2016. From 2010 to 2016, Mr. White served as a director of Emergent, and in 2020, he rejoined the Emergent Board of Directors. From 2008 to 2014, Mr. White served as the Chief Financial Officer of St. Vincent Health, and was responsible for finance, materials management, accounting, patient financial services and managed care for all 19 hospitals and 36 joint ventures. Prior to joining St. Vincent Health in 2008, Mr. White was the Chief Financial Officer of Lilly USA, LLC, a subsidiary of Eli Lilly and Company, where he also held leadership positions in treasury and corporate finance and investment banking in the Corporate Strategy Group. He serves on the Board of Directors of OneAmerica Financial Insurance Partners, Inc., a mutual insurance and financial services company based in Indianapolis, Indiana and Delta Dental of Washington, a non-profit company. Prior to taking the role of President and Chief Executive Officer of Aptevo, Mr. White served on the Board of Directors of Washington Prime Group, a New York Stock Exchange-listed real estate investment trust (REIT) that invests in shopping centers, and CoLucid

Pharmaceuticals, Inc., a pharmaceutical company that was publicly-traded until its acquisition by Eli Lilly in 2017. Mr. White earned a bachelor of science degree from Wilberforce University in Accounting and his MBA degree in Finance from Indiana University. Mr. White’s tenure as Chief Executive Officer of Aptevo and his director experience at Emergent provides valuable management and leadership experience. In addition, Mr. White provides crucial insight to the Board on company strategic planning and operations. For these reasons, the Board believes Mr. White is qualified to serve on Aptevo’s Board.

John E. Niederhuber, M.D. has served on our Board and as our Chairman (previously Vice Chairman and Lead Independent Director) since August 2016. Dr. Niederhuber is currently an adjunct professor of surgery and oncology at The Johns Hopkins University School of Medicine. Dr. Niederhuber is the former Executive Vice President of the Inova Health System, Founder of the Inova Translational Medicine Institute (“Inova”), and founding President and Chief Executive Officer of the Genomics and Bioinformatics Research Institute, a joint venture between Inova and the University of Virginia. Dr. Niederhuber joined the Inova Health System in 2010 as Executive Vice President of the Health System and Chief Executive Officer of Inova. He officially retired from his position at Inova in 2019. Prior to Inova, he served as the Director of the National Cancer Institute, the National Institutes of Health from 2006 to 2010 and as the Director of the University of Wisconsin Comprehensive Cancer Center and professor of surgery and oncology (member of the McArdle Laboratory) at the University of Wisconsin School of Medicine from 1997 to 2005. He chaired the Department of Surgery at Stanford University School of Medicine from 1991 to 1997 and held professorships at The Johns Hopkins University School of Medicine from 1987 to 1991 and at the University of Michigan from 1973 to 1987. Dr. Niederhuber also previously served on the Board of Directors of Emergent from 2010 to 2016. Dr. Niederhuber earned a bachelor of science from Bethany College and his M.D. from The Ohio State University School of Medicine. He is a member of the National Academy of Medicine. The Board believes that Dr. Niederhuber is qualified to serve on Aptevo's Board because he provides valuable insights to the Board through his experience in the field of oncology, immunology, genomics and in the business of healthcare.

The Board Of Directors Unanimously Recommends A Vote In Favor Of Each Named Nominee.

Directors Continuing in Office Until the 2026 Annual Meeting

Zsolt Harsanyi, Ph.D. has served as a member of our Board since August 2016. Dr. Harsanyi has served on the Board of Directors of Emergent since 2004 and as its Chairman since April 1, 2022 and as Chairman of the Board of Directors of N-Gene Research Laboratories, Inc., a privately-held biotechnology company, since 2011. Prior to that, Dr. Harsanyi served as Chief Executive Officer and Chairman of the Board of Directors of Exponential Biotherapies Inc., a private biotechnology company, from 2004 to 2011. Prior to that, Dr. Harsanyi served as President of Porton International Inc., a pharmaceutical and vaccine company, from January 1983 to December 2004. In 1996, Dr. Harsanyi founded Dynport Vaccine Company LLC. Prior to that, he was Vice President of Corporate Finance at E.F. Hutton, Inc. Dr. Harsanyi directed the first assessment of biotechnology for the U.S. Congress’ Office of Technology Assessment, served as a consultant to the President’s Commission for the Study of Ethical Problems in Medicine and Biomedical and Behavioral Research and was on the faculties of Microbiology and Genetics at Cornell Medical College. Dr. Harsanyi received his bachelor's degree from Amherst College and his Ph.D. in genetics from Albert Einstein College of Medicine. The Board believes Dr. Harsanyi is qualified to serve on Aptevo’s Board because of his industry experience, his senior executive and financial positions, and his public company audit committee chair experience.

Barbara Lopez Kunz has served as a member of our Board since August 2016. Ms. Kunz is a healthcare and life sciences executive with experience leading for-profit multinational and nonprofit corporations through successful transformation. She is a people-first leader who focuses on vision, strategy creation, and implementation, especially in complex global environments. Barbara is currently serving as Chief Executive Officer at Caidya, a clinical research organization. She serves as an advisor, consultant, and board director for several healthcare and life sciences organizations. As the President & CEO of DIA from 2013-2023, Barbara created and led a global digital transformation, restructuring the governance, positioning the organization to extend its reach, and launching innovative services to advance healthcare. As President of the Global Health and Life Sciences Business at Battelle, Barbara set and executed strategies to deliver the fastest growth in the organization’s history. Before Battelle, she held leadership roles at Thermo Fisher Scientific as EVP and GM of Biosciences, ICI (now Astra Zeneca/Croda) as global VP for the Enterprise Business Group, and DuPont as Head of Strategy/M&A. Barbara brings a multicultural, DE&I perspective to her career, having worked in diverse markets spanning the Americas, Asia, and Europe. She started her career as a research scientist, an endeavor that resulted in her holding 14 patents. Barbara’s current board assignments include serving as director for Aptevo Therapeutics, Caidya CRO, Werfen, and Children’s National Hospital. She is also an advisor to Uncommon Cures and Autonomous ID. She has chaired and served on numerous boards spanning pharmaceuticals, medical devices, higher education, and healthcare. Her expertise is applied in strategy, governance, people, culture, compensation, finance, and audit. Barbara holds an MSc in Polymer Science from the University of Akron and is an alumna of the International Executive Program of the European Institute of Business Administration (INSEAD) in Fontainebleau, France. She is also certified as a Board Director by the National Association of Corporate Directors. The Board believes that Ms. Kunz is qualified to serve on Aptevo’s Board because of her leadership experience, her business acumen and knowledge of the healthcare industry.

DIRCTORS CONTINUING IN OFFICE UNTIL THE 2027 ANNUAL MEETING

Daniel J. Abdun-Nabi has served as a member of our Board since August 2016. Mr. Abdun-Nabi served as the President and Chief Executive Officer of Emergent from 2012 to 2019 and as a director of Emergent from 2009 to 2019. Prior to that, Mr. Abdun-Nabi served in other various leadership positions at Emergent, including President and Chief Operating Officer from 2007 to 2012, Corporate Secretary from 2004 to 2008, Senior Vice President, Corporate Affairs and General Counsel from 2004 to 2007, and Vice President and General Counsel from May 2004 to December 2004. Before joining Emergent, Mr. Abdun-Nabi was General Counsel for IGEN International, Inc., a biotechnology company, and its successor BioVeris Corporation, from 1999 to 2004, and Senior Vice President, Legal Affairs, General Counsel and Secretary of North American Vaccine, Inc., a publicly traded vaccine company acquired by Baxter International Inc. In 2000. Mr. Abdun-Nabi earned a bachelor's degree in political science from the University of Massachusetts Amherst, a J.D. from the University of San Diego School of Law and an LLM from Georgetown University Law Center. The Board believes that Mr. Abdun-Nabi is qualified to serve on Aptevo's Board because of his extensive experience and knowledge of the biotechnology industry and Aptevo products.

Grady Grant, III has served as a member of our Board since August 2016. Mr. Grant is currently serving as EVP/Partner of Vanigent BioPharm, and until April 2022, was Senior Vice President of Evolve Biosystems, a biotechnology company that specializes in providing microbiome-based products to maintain a healthy newborn gut microbiome. Previously, from 2020 to 2021, he was Interim Chief Commercial Officer for New Vision Pharmaceuticals LLC, a contract pharmaceutical development and manufacturing company specializing in blow-fill-seal packaging, from 2018 to 2020, he was the Vice President of Sales for Tissue Tech Limited, a regenerative medicine company, and from 2011 to 2018, he worked as Vice President of Medical Sales for Mead Johnson Nutrition Company, a public company focused on pediatric nutrition. Prior to that, he served for 30 years at Eli Lilly and Company in various capacities, including service as Vice President of Sales Neuroscience from 2006 to 2011. Mr. Grant earned a bachelor's degree in pharmaceutical science from Temple University. Mr. Grant is also certified as a Board Director by the National Association of Corporate Directors. The Board believes that Mr. Grant is qualified to serve on Aptevo's Board because of his knowledge of the pharmaceutical industry and marketed products.

information regarding the board of directors and corporate governance

Corporate Governance Guidelines

The Board adopted Corporate Governance Guidelines to assist with its exercise of its duties and responsibilities and to serve the best interests of the Company and its stockholders. The Board, with the assistance of the Nominating and Corporate Governance Committee, continuously evaluates the Company’s Corporate Governance Guidelines to ensure such guidelines are effectively serving the interests of the Company’s stockholders and are up-to-date with respect to current corporate governance best practices. Accordingly, in October 2022, the Board amended its Corporate Governance Guidelines to, among other things, specify that with respect to environmental, social and governance (“ESG”) matters, the Nominating and Corporate Governance Committee shall coordinate with the Audit Committee in the Audit Committee’s primary oversight over the Company’s ESG activities.

Independence of The Board

As required under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. The Board consults with the Company’s in-house counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independence,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that the following five directors, representing a majority of the members of the Board, are independent directors within the meaning of the applicable Nasdaq listing standards: Mr. Abdun-Nabi, Mr. Grant, Dr. Harsanyi, Ms. Kunz and Dr. Niederhuber. In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with the Company. As Mr. White serves as our President and Chief Executive Officer, he is not independent. Additionally, in accordance with our Corporate Governance Guidelines, the Board determined that all members of the Audit, Compensation, and Nominating and Corporate Governance (“Nom/Gov”) committees of the Board are independent. Additionally, information regarding our Board committees and their members is provided below.

83% Board Independence

100% Committee Independence for Audit, Compensation, and Nom/Gov Committees

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Board Skills

Our directors bring to our Board a wide variety of skills, qualifications, and viewpoints that strengthen the Board’s ability to carry out its oversight role on behalf of our stockholders. The table below is a summary of the range of skills and experiences that each director brings to the Board, each of which we find to be relevant to our business. Because it is a summary, it does not include all of the skills, experiences, and qualifications that each director offers, and the fact that a particular experience, skill, or qualification is not listed does not mean that a director does not possess it. All of our directors exhibit high integrity, an appreciation for diversity of background and thought, innovative thinking, a proven record of success, and deep knowledge of corporate governance requirements and best practices.

ATTRIBUTES, EXPERTISE & SKILLS	Marvin L. White	Daniel J. Abdun-Nabi	Grady Grant, III	Zsolt Harsanyi, Ph.D.	Barbara Lopez Kunz	John E. Niederhuber, M.D.
Leadership Experience	X	X	X	X	X	X
Strategic Planning and Operations	X	X	X	X	X	X
Corporate Governance Experience	X	X	X	X	X	X
Relevant Industry Experience	X	X	X	X	X	X
ESG and/or Human Capital Management Experience	X	X	X	X	X	X
Risk Management Expertise	X	X	X	X	X	X
Finance Experience	X	X	X	X	X	X
Sales / Marketing Experience			X		X
Legal Expertise		X
Public Company Board Experience	X	X	X	X	X	X
Aptevo Institutional Knowledge	X	X	X	X	X	X

Board Leadership Structure

Our Corporate Governance Guidelines provide the Board flexibility in determining its leadership structure. The Board has decided to keep separate the positions of chief executive officer and chairman of the Board. The Board believes this separate governance structure is optimal because it enables Mr. White to focus his entire energy on running the Company while affording us the benefits of additional leadership and other contributions from Dr. Niederhuber.

Our Corporate Governance Guidelines provide that in the event that the Chairman of the Board is not an independent director, the Nominating and Corporate Governance Committee may nominate an independent director to serve as lead director, who shall be approved by a majority of the independent directors. The lead director, among other things, would serve as the presiding director at all executive sessions, determine the need for special meetings of the Board, and consult with directors on matters relating to corporate governance and Board performance. Because the Chairman of the Board is currently an independent director, the Board does not have a lead director at this time.

Our Corporate Governance Guidelines also provide that the Board may elect a vice chairman of the Board. The vice chairman, among other things, would assist the Chairman of the Board in performing his or her duties and responsibilities, perform the duties of the Chairman of the Board during his or her absence or disability, and if an independent director, serve as chair of the Nominating and Corporate Governance Committee. We do not currently have a vice chairman of the Board.

Role of the Board in Risk Oversight

Our Board is actively engaged in the oversight of risks Aptevo faces and consideration of the appropriate responses to those risks. The Board is responsible for oversight of Aptevo’s risk management programs and, in performing this function, reviews the long- and short-term internal and external risks facing the Company through its participation in an annual risk assessment survey. On an annual basis, key risks, mitigation activities and potential new or emerging risks are discussed with management and further addressed with our Audit Committee as necessary. The Audit Committee annually discusses with senior management the Company’s cybersecurity risk profile, environmental and social risk and risk management, product risk and risk management, including guidelines and policies to govern the process by which Aptevo’s exposure to risk is handled. The Audit Committee also reviews and comments on an annual risk assessment performed by management. After the Audit Committee performs its review and comment function, it reports any significant findings to the Board. The Compensation Committee strives to create incentives that encourage a reasonable and appropriate level of risk-taking consistent with our business strategy. Our Compensation Committee assesses risks relating to our executive compensation plans and arrangements, and whether our compensation policies and programs have the potential to encourage excessive risk taking. The Nominating and Corporate Governance Committee is responsible for reviewing our corporate governance and developing and maintaining corporate governance policies and procedures that are appropriate in light of the risks we face.

Meetings of The Board

Our Corporate Governance Guidelines provide that the directors are responsible for attending Board meetings and meetings of committees on which they serve. The Board met 7 times during 2024. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which she or he served, held during 2024 for which she or he was a director or committee member.

Information Regarding Committees of the Board

The Board has four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and an Executive Committee. The duties and responsibilities of each committee is set forth in such committee’s written charter. The charters of the Audit, Compensation, and Nominating and Corporate Governance Committees are available to stockholders on the Company’s website at https://aptevotherapeutics.gcs-web.com/corporate-governance/overview/. The following table provides membership for each of the Board committees:

Name	Audit	Compensation	Nominating and Corporate Governance	Executive
Marvin L. White				X
Daniel J. Abdun-Nabi	X	X		X
Grady Grant, III	X	X	X
Zsolt Harsanyi, Ph.D.	X*	X		X*
Barbara Lopez Kunz	X	X*	X
John E. Niederhuber, M.D.		X	X*	X

* Committee Chairperson

Below is a description of each standing committee of the Board.

Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of the Audit, Compensation, and Nominating and Corporate Governance Committees meet the applicable Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee of the Board was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions, including: (1) appointing, approving the compensation of and assessing the independence of our independent registered public accounting firm; (2) overseeing the work of our independent registered public accounting firm; (3) reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures; (4) monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics; (5) overseeing our internal audit function, if any; (6) assisting the Board in overseeing our compliance with legal and regulatory requirements; (7) periodically discussing our risk management policies, and reviewing and commenting on a periodic risk assessment by management; (8) establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns; (9) meeting independently with our internal auditing staff, independent registered public accounting firm and management; (10) reviewing and approving or ratifying any related party transactions; and (11) preparing audit committee reports required by SEC rules. In addition, the Audit Committee has been delegated by the Board to have primary oversight over the Company’s ESG activities, including disclosures. The Audit Committee shall coordinate with and solicit input from the Compensation Committee and the Nominating and Corporate Governance Committee in formulating the approach to the Company’s ESG activities, including disclosures.

The Audit Committee is composed of four directors: Dr. Harsanyi, Mr. Abdun-Nabi, Mr. Grant, and Ms. Kunz. The Audit Committee met 4 times during 2024.

The Board has also determined that each of the members of the Audit Committee qualify as an “audit committee financial expert,” as defined in the applicable SEC rules.

Compensation Committee

The Compensation Committee of the Board acts on behalf of the Board to review, recommend for adoption and oversee the Company’s compensation strategy, policies, plans and programs, including: (1) annually reviewing and approving corporate goals and objectives relevant to the compensation of our executive officers; (2) determining the compensation of our Chief Executive Officer; (3) reviewing and approving the compensation of our other executive officers; (4) overseeing the evaluation of our senior executives; (5) overseeing and administering our cash and equity incentive plans; and (6) preparing the Compensation Committee report, if required by SEC rules.

To the extent permitted by applicable law and the provisions of a given equity-based plan, and consistent with the requirements of applicable law and such equity-based plan, the Compensation Committee may delegate to one or more executive officers of the Company the power to grant options or other stock awards pursuant to such equity-based plan to employees of the Company or any subsidiary of the Company who are not directors or executive officers of the Company. The Compensation Committee may also form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances (including (a) a subcommittee consisting of a single member and (b) a subcommittee consisting of at least two members, each of whom qualifies as a “non-employee director,” as such term is defined from time to time in Rule 16b-3 promulgated under the Exchange Act, and the rules and regulations thereunder, and an “outside director,” as such term is defined from time to time in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder).

The Compensation Committee is composed of five directors: Ms. Kunz, Mr. Abdun-Nabi, Mr. Grant, Dr. Harsanyi, and Dr. Niederhuber. The Compensation Committee met 6 times during 2024.

Compensation Committee Processes and Procedures

The Compensation Committee meets as often as it deems necessary in order to perform its responsibilities. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer, the General Counsel, Business Development and Corporate Affairs, and Willis Towers Watson, our independent compensation consultant. The Compensation Committee meets regularly in executive session. From time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Compensation Committee shall review and approve, or recommend for approval by the Board, the compensation of the Company’s Chief Executive Officer and the Company’s other executive officers, including salary, bonus and incentive compensation levels; deferred compensation; executive perquisites; equity compensation (including awards to induce employment); severance arrangements; change-in-control benefits and other forms of executive officer compensation. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. Under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties and the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Compensation Committee. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence.

During 2024, the Compensation Committee engaged Willis Towers Watson as a compensation consultant. The Compensation Committee requested that Willis Towers Watson:

•
Evaluate the efficacy of the Company’s existing compensation program in supporting and reinforcing the Company’s long-term strategic goals and executing that strategy;
•
Assist in refining the previously developed peer group of companies and perform analyses of competitive performance and compensation levels for that group; and
•
Assist in evaluating and refining non-employee director compensation.

Willis Towers Watson did not provide any additional services to the Company in 2024 other than as described above. Although our Board and Compensation Committee consider the advice and recommendations of such independent compensation consultants as to our executive and non-employee director compensation program, the Board and Compensation Committee ultimately make their own decisions regarding these matters.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board acts on behalf of the Board to (1) develop and recommend corporate governance guidelines for review, (2) identify individuals qualified to become board members, (3) recommend persons to be nominated for election as directors, (4) oversee the evaluation of the board and (5) provide board education recommendations.

The Nominating and Corporate Governance Committee is composed of three directors: Dr. Niederhuber, Ms. Kunz and Mr. Grant. The Nominating and Corporate Governance Committee met 2 times during 2024.

The Nominating and Corporate Governance Committee exercises general oversight with regard to the Board and identifies individuals qualified to become board members and recommends director nominees for the annual meeting of stockholders. The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes identifying qualified individuals consistent with guidelines approved by the Board and recommending to the Board the candidate for election as director.

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of director nominees, the Nominating and Corporate Governance Committee considers the candidate’s integrity, character, demonstrated track record, education, experience and time dedication. The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for a prospective nominee. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. The Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity but believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow it to fulfill its responsibilities. Additionally, our Corporate Governance Guidelines state that it is a goal of the Board to strive for diversity in the composition of the membership of the Board. Moreover, the Board will specifically consider a candidate’s gender, nationality, race, ethnicity, and sexual orientation as part of its criteria in considering any such candidate for service on the Board.

In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The Nominating and Corporate Governance Committee also takes into account the results of the Board’s self-evaluation, conducted annually on a group basis. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

In making such recommendations, the Nominating and Corporate Governance Committee shall consider candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. The Nominating and Corporate Governance Committee reviews and evaluates information available to it regarding candidates recommended by stockholders and applies the same guidelines, and follows substantially the same process in considering them, as it does in considering other candidates. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board at an Annual Meeting of the Stockholders may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at our principal executive office not earlier than the 120th day prior to such Annual Meeting of the Stockholders and not later than the close of business on the later of (A) the 90th day prior to such Annual Meeting of the Stockholders and (B) the tenth day following the day on which notice of the date of such Annual Meeting of the Stockholders was mailed or made public. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the recommending stockholder is a beneficial or record holder of our stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Executive Committee

The purpose of the Executive Committee is to exercise such authority of the Board as may be necessary or appropriate during intervals between Board meetings, which includes, without limiting the generality of the foregoing, managing the business and affairs of the Company on behalf of the Board. The Executive Committee generally has the same authority as the Board and, except as otherwise required by law, may take any and all actions as if such actions were taken by the full Board. The Executive Committee provides the Company with the ability to respond and take action quickly, as may be necessary, with respect to matters that may arise in between routine, scheduled meetings of the Board. Without limiting the foregoing, the Executive Committee enables the Board to act quickly with respect to financing matters, collaboration arrangements, and other partnership opportunities that may require quick or immediate action. The Executive Committee met 3 times in 2024.

The Executive Committee is composed of four directors: Dr. Harsanyi, Mr. Abdun-Nabi, Dr. Niederhuber, and Mr. White. Dr. Harsanyi is the Chairman of the Executive Committee.

Overboarding

The Board recognizes the substantial time commitment required of directors of public company boards. Accordingly, as set forth in our Corporate Governance Guidelines, directors are encouraged to limit the number of other public company boards on which he or she serves to three; however, directors may serve on more than three public company boards upon consent of the Board. Directors are required to advise the Chairman of the Board in advance of accepting an invitation to serve on another public company board.

Board Refreshment

While the Board recognizes the value of onboarding new directors who may offer fresh perspectives, the Board does not believe that it should establish term limits as a means to accomplish this. The Board believes that term limits could result in the loss of directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and an institutional memory that benefits the entire membership of the Board as well as management. Pursuant to our Corporate Governance Guidelines and as an alternative to term limits, the Nominating and Corporate Governance Committee is charged with the duty of reviewing each director’s continuation on the Board at least once every three years. This will allow each director the opportunity to conveniently confirm his or her desire to continue as a member of the Board and allow the Company to conveniently replace directors who are no longer interested or effective.

Director Continuing Education

The Board encourages and expects each director to partake in continuing director education on an ongoing basis to enable him or her to better perform his or her duties and to recognize and deal appropriately with issues that arise. The Company has a policy of paying for all reasonable expenses related to continuing director education.

Stockholder Communications With The Board

Our Board will give appropriate attention to written communications that are submitted by stockholders and other interested parties and will respond if and as appropriate. The Chairman, with the assistance of Aptevo’s Corporate Secretary, will be primarily responsible for monitoring communications from stockholders and other interested parties and for providing copies or summaries to the other directors as the Chairman considers appropriate.

Communications will be forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which Aptevo receives repetitive or duplicative communications.

Stockholders and other interested parties who wish to send communications on any topic to the Board, Chairman or Independent Directors as a group should address such communications to the Board, Chairman or Independent Directors, as applicable, c/o Corporate Secretary, Aptevo Therapeutics Inc., 2401 4th Avenue, Suite 1050, Seattle, Washington 98121. The Corporate Secretary will review all such correspondence and forward to the Board, Chairman or Independent Directors a summary and/or copies of any such correspondence that deals with the functions of the Board or its committees or that the Corporate Secretary otherwise determines requires their attention.

Employee, Officer and Director Hedging

Our policy prohibits our directors, officers or employees from purchasing financial instruments that are designed to hedge or offset any decrease in the market value of the Company's equity securities held by such persons.

INSIDER TRADING POLICY

We have adopted insider trading policies and procedures governing the purchase, sale, and/or other dispositions of our securities by directors, officers and employees or the Company itself, that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Company.

Code of Ethics

The Company has adopted the Aptevo Therapeutics Inc. Code of Conduct and Business Ethics that applies to all officers, directors and employees. The Code of Conduct and Business Ethics is available on the Company’s website at https://aptevotherapeutics.gcs-web.com/corporate-governance/overview. If the Company makes any substantive amendments to the Code of Conduct and Business Ethics or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

Environmental, Social, and Corporate Governance and Human Capital Management

Environmental, Social, and Corporate Governance

Our directors and management are focused on environmental, social, and governance matters (“ESG”). We are committed to social responsibility and making ethical business decisions. As we continue to grow, Aptevo remains dedicated to its one simple mission - to enhance the lives of others. We must be unwavering in our commitment to operating with honesty and integrity. This includes protecting the health, safety, and welfare of our employees.

In addition, we are committed to adopting and implementing sound ESG policies and practices across our business. Protecting the environment is important to us and we strive to act sustainably as an organization and to be in compliance with all applicable environmental laws, rules, and regulations.

We operate on the premise that good corporate governance, strong oversight, and rigorous risk management are fundamental to the future success of our business. We believe that our ESG and sustainability policies and practices are well aligned with the long-term best interests of our stockholders and the businesses and communities that we serve.

Human Capital Management

Employees and Office Location

Aptevo employed 37 full-time persons and 5 contract persons as of December 31, 2024. The team is comprised of a dedicated group of accomplished professionals who bring a broad range of academic achievements combined with significant industry experience. We believe that our future success will depend in part on our continued ability to attract, hire and retain qualified personnel. To this end, we strive to maintain competitive base compensation structures and comprehensive benefits packages, and to engage our employees through ongoing development and training. None of our employees are represented by a labor union or covered by collective bargaining agreements. We believe our relationships with our employees are positive.

Our principal executive offices are located at 2401 4th Avenue, Suite 1050, Seattle, Washington 98121. Our telephone number is (206) 838-0500.

Corporate Values

Leading by our core values unifies Aptevo and enables every employee to be an agent of positive culture. We believe that our success depends on creating an environment that is personally and professionally rewarding and creating opportunities for personal and professional development. These values, which are the foundation of our Company culture, are:

•
Empowerment
o
Act respectfully with all;
o
Deal with each other directly, clearly, and transparently; and
o
Routinely seek feedback and receive it maturely.
•
Ownership
o
Work towards objectives with focus and speed without sacrificing quality;
o
Approach our work like business owners; and
o
Invest with the best interest of the Company in mind.
•
Professionalism
o
Assume all employees are capable and collegial adults;
o
Leaders enable employees to accept delegation; and
o
Bureaucracy and administrative tasks must be justified.

We consider these values to be an integral part of our corporate goal setting and review process. We believe in empowering our employees and consider them as owners of the business. We treat each other with respect and maintain a high level of professionalism and accountability. Our Board of Directors and executive team continues to monitor and focus on our human capital resources to ensure we live by our core values.

Recruiting and Retention

We invest in resources to recruit, develop, and retain the talent needed to achieve our business goals. We believe in supporting our employees to reach their full potential and strive to promote internally. We have been successful in attracting and retaining talented personnel to support our business, though competition for personnel in our industry is intense.

Compensation and Benefits

Our compensation packages are designed to attract and retain talent, drive Company performance and achieve business goals. In setting appropriate compensation levels, we look at the average base pay rate for each position based on market data. We also offer an annual cash incentive program and long-term equity incentive plans designed to assist in attracting, retaining, and motivating employees and promoting the creation of long-term value for stockholders. Further, all employees are eligible for health insurance and other health benefits, paid and unpaid leaves, retirement benefits with Company match, and life and disability coverage/insurance. We have an unlimited paid time off policy that provides employees with considerable flexibility in scheduling time away from work.

Health, Safety and the Changing Workplace Model

Employee safety and well-being is of paramount importance to us and is of continued focus in 2025. The Company maintains a hybrid working environment. Our essential employees, which mainly include our research and development team, work onsite, and non-essential employees work remotely or hybrid. We equip our employees working remotely or hybrid with necessary equipment and tools to continue to collaborate and remain productive.

Additionally, we have an Environmental, Health and Safety program that focuses on implementing and updating policies and training programs, as well as performing self-audits to enhance work safety.

Proposal 2

Ratification of Selection of Independent Registered Public Accounting Firm

Baker Tilly US, LLP currently serves as the Company’s independent registered public accounting firm. After consideration of the firm’s qualifications and past performance, the Audit Committee of the Board has selected Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. The Company was notified that Moss Adams LLP, the Company’s previous independent registered public accounting firm, underwent a restructuring to effectuate a merger with Baker Tilly US, LLP, Baker Tilly Advisory Group, LP, and their respective subsidiaries and affiliates effective on June 3, 2025 and the combined audit practices now operate under Baker Tilly US, LLP. Baker Tilly US, LLP, formerly Moss Adams LLP, has audited the Company’s financial statements since 2020. Representatives of Baker Tilly US, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

None of the Company’s Amended and Restated Certificate of Incorporation, Bylaws nor other governing documents or law require stockholder ratification of the selection of Baker Tilly US, LLP as the Company’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of Baker Tilly US, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. The Audit Committee, however, will be under no obligation to retain a new or different independent registered public accounting firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Principal Accountant Fees and Services

The following table summarizes the fees of Baker Tilly US, LLP, our Independent Registered Public Accounting Firm, billed to us for their audit and other services for the years ended December 31, 2024 and 2023. The audit fees include an estimate of amounts not yet billed.

For the years ended December 31, 2024 and 2023, fees paid or accrued to Baker Tilly US, LLP were:

	Year Ended December 31,	Year Ended December 31,
	2024	2023
Audit Fees	$453,521	$365,000
Audit-related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$453,521	$365,000

Audit Fees. Audit fees consist of fees from our principal auditor for the audit of our consolidated financial statements and other professional services provided in connection with statutory and regulatory filings or engagements and comfort letters.

Pre-Approval Policies and Procedures

The Audit Committee has policies and procedures that require the pre-approval by the Audit Committee (or one of its members) of all services performed by the Company’s independent registered public accounting firm and related fee arrangements. In the first half of each year, the Audit Committee approves the proposed services, including the nature, type and scope of services contemplated, and the related fees, to be rendered by these firms during the year. In accordance with this policy, the Audit Committee or one of its members pre-approved all services to be performed by the Company’s independent registered accounting firm.

Other Matters

The Auditor Ratification Proposal is separate from and unrelated to, and is not contingent upon any other proposal included in this Proxy Statement.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of all of the shares of Common Stock present or represented by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF BAKER TILLY AS SET FORTH IN PROPOSAL 2.

Proposal 3

Approval of the Reverse Stock Split

Background

Our Board has unanimously approved a series of alternate amendments to our Certificate of Incorporation, which would effect a reverse stock split of all issued and outstanding shares of our Common Stock, at a ratio ranging from 1-for-6 to 1-for-22, inclusive (the “Reverse Stock Split”).

Accordingly, effecting the Reverse Stock Split would reduce the number of outstanding shares of our Common Stock. The effectiveness of any one of these amendments and the abandonment of the other amendments, or the abandonment of all of these amendments, will be determined by our Board following the Annual Meeting and prior to December 31, 2025. Our Board has recommended that these proposed amendments be presented to our stockholders for approval.

Our stockholders are being asked to approve these proposed amendments pursuant to Proposal 3, and to grant authorization to our Board to determine, at its option, whether to implement the Reverse Stock Split, including its specific timing and ratio.

Should we receive the required stockholder approvals for Proposal 3, our Board will have the sole authority to elect, at any time on or prior to December 31, 2025, and without the need for any further action on the part of our stockholders, whether to effect the Reverse Stock Split and the number of whole shares of our Common Stock, between and including 6 and 22, that will be combined into one share of our Common Stock.

Notwithstanding approval of Proposal 3 by our stockholders, our Board may, at its sole option, abandon the proposed amendments and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect any Reverse Stock Split, as permitted under Section 242(c) of the General Corporation Law of the State of Delaware. If our Board does not implement the Reverse Stock Split on or prior to December 31, 2025, stockholder approval would again be required prior to implementing any reverse stock split.

By approving Proposal 3, our stockholders will: (a) approve a series of alternate amendments to our Certificate of Incorporation pursuant to which any whole number of outstanding shares of Common Stock between and including 6 and 22 could be combined into one share of Common Stock; and (b) authorize our Board to file only one such amendment, as determined by the Board at its sole option, and to abandon each amendment not selected by the Board. Our Board may also elect not to undertake any Reverse Stock Split and therefore abandon all amendments.

Approval of Reverse Stock Split of Our Common Stock

Our Board has adopted and is recommending that our stockholders approve a series of alternate amendments to our Certificate of Incorporation to effect the Reverse Stock Split. The text of the proposed form of Certificate of Amendment to our Certificate of Incorporation (the “Certificate of Amendment”) is attached hereto as Appendix A.

We are proposing that our Board have the discretion to select the Reverse Stock Split ratio from within a range between and including 1-for-6 and 1-for-22, rather than proposing that stockholders approve a specific ratio at this time, in order to give our Board the flexibility to implement the Reverse Stock Split at a ratio that reflects the Board’s then-current assessment of the factors described below under “Criteria to be Used for Determining Whether to Implement the Reverse Stock Split.” If the Board decides to implement the Reverse Stock Split, we will file the Certificate of Amendment with the Secretary of State of the State of Delaware and the Reverse Stock Split will be effective at 5:01 p.m., Eastern Time, on the date of filing of a Certificate of Amendment with the office of the Secretary of State of the State of Delaware, or such later date as is chosen by the Board and set forth in the Certificate of Amendment. Except for adjustments that may result from the treatment of fractional shares as described below, each of our stockholders will hold the same percentage of our outstanding Common Stock immediately following the Reverse Stock Split as such stockholder holds immediately prior to the Reverse Stock Split.

Reasons for Effecting the Reverse Stock Split

To maintain our listing on The Nasdaq Capital Market. By potentially increasing our stock price, the Reverse Stock Split would reduce the risk that our Common Stock could be delisted from The Nasdaq Capital Market. Our Common Stock is publicly traded and listed on Nasdaq under the symbol “APVO.” To continue our listing on The Nasdaq Capital Market, we must comply with Nasdaq Marketplace Rules, which requirements include the Bid Price Requirement. On June 25, 2024, we received a letter from Nasdaq notifying us that, for the last 30 consecutive business days, the bid price of our Common Stock had closed below $1.00 per share. On December 3, 2024, we filed a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware to effect a 1-for-37 reverse stock split of our outstanding Common Stock. The December 2024 Reverse Stock Split became effective on December 3, 2024 at 5:01 p.m. Eastern Time, and our Common Stock began trading on The Nasdaq Capital Market, on a split-adjusted basis, at market open on December 4, 2024. On December 18, 2024, we received notification from Nasdaq that for ten consecutive business days, the closing bid price of our Common Stock was at least $1.00 per share, and accordingly, we regained compliance with the Bid Price Requirement, and that the matter is now closed. On May 23, 2025, we filed a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware to effect a 1-for-20 reverse stock split of our outstanding Common Stock. The May 2025 Reverse Stock Split became effective on May 23, 2025 at 5:01 p.m. Eastern Time, and our Common Stock began trading on The Nasdaq Capital Market, on a split-adjusted basis, at market open on May 27, 2025. Pursuant to Nasdaq Listing Rule 5810(c)(3)(A)(iv), we will not be eligible for any compliance period specified in Nasdaq Listing Rule 5810(c)(3)(A) if we have effected a reverse stock split over the prior one-year period or have effected one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one. The May 2025 Reverse Stock Split and the December 2024 Reverse Stock Split, when combined with the 1-for-44 reverse stock split previously effectuated on March 5, 2024, have effectuated a cumulative reverse stock split with a cumulative ratio of 250 shares or more to one. As a result, if we fail to meet the Bid Price Requirement within the two-year period after March 5, 2024, we would be subject to delisting by Nasdaq without any opportunity for a cure period. The Board has considered the potential harm to us and our stockholders should Nasdaq delist our Common Stock from The Nasdaq Capital Market. Delisting would likely reduce the visibility, liquidity, and value of our Common Stock, reduce institutional investor interest in our company, and may increase the volatility of our Common Stock. Alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange, transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher or for other reasons. Delisting could also cause a loss of confidence of potential industry partners, lenders, and employees, which could further harm our business and our future prospects.

The Board believes that the proposed Reverse Stock Split is a potentially effective means for us to continue to maintain compliance with the Bid Price Requirement and to avoid, or at least mitigate, the likely adverse consequences of our Common Stock being delisted from The Nasdaq Capital Market by producing the immediate effect of increasing the bid price of our Common Stock.

To potentially improve the marketability and liquidity of our Common Stock. Our Board believes that the increased market price of our Common Stock expected as a result of implementing the Reverse Stock Split could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our Common Stock.

•
Stock Price Requirements: We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, the Reverse Stock Split could help increase analyst and broker interest in our Common Stock as their internal policies might discourage them from following or recommending companies with low stock prices.
•
Stock Price Volatility: Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

•
Transaction Costs: Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

To provide greater flexibility to issue shares of Common Stock in connection with possible future financings. The Reverse Stock Split would have the effect of increasing the number of shares of Common Stock available for issuance under our Certificate of Incorporation. The Board believes that such an increase is in our stockholders’ best interests as it would provide us with greater flexibility to issue shares of Common Stock in connection with possible future financings as well as under our equity incentive plans and for other general corporate purposes.

Criteria to be Used for Determining Whether to Implement Reverse Stock Split

In determining whether to implement the Reverse Stock Split and which Reverse Stock Split ratio to implement, if any, following receipt of stockholder approval of Proposal 3, our Board may consider, among other things, various factors, such as:

•
the negative perception of reverse stock splits held by many investors, analysts, and other stock market participants and the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse split levels;
•
Nasdaq's Bid Price Requirement;
•
the historical trading price and trading volume of our Common Stock;
•
the then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term;
•
our ability to maintain our listing on The Nasdaq Capital Market;
•
which Reverse Stock Split ratio would result in the least administrative cost to us;
•
business developments affecting us;
•
prevailing general market and economic conditions; and
•
whether and when our Board desires to have the additional authorized but unissued shares of Common Stock that will result from the implementation of the Reverse Stock Split available to provide the flexibility to use our Common Stock for business and/or financial purposes, as well as to accommodate the shares of our Common Stock to be authorized and reserved for future equity awards.

Certain Risks and Potential Disadvantages Associated with Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase our stock price and have the desired effect of maintaining compliance with Nasdaq Marketplace Rules. We expect that the Reverse Stock Split will increase the market price of our Common Stock so that we may be able to maintain compliance with the Nasdaq Bid Price Requirement. However, the effect of the Reverse Stock Split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share price of our Common Stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Reverse Stock Split, and the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. In addition, Nasdaq Listing Rule 5810(c)(3)(A)(iv) states that any listed company that fails to meet the Bid Price Requirement after effecting a reverse stock split over the prior one-year period or having effected one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one would not be eligible for a compliance period to regain compliance and would be subject to delisting by Nasdaq. The May 2025 Reverse Stock Split and the December 2024 Reverse Stock Split, when combined with the 1-for-44 reverse stock split previously effectuated on March 5, 2024, have effectuated a cumulative reverse stock split with a cumulative ratio of 250 shares or more to one. As a result, if we fail to meet the Bid Price Requirement within the two-year period after March 5, 2024, we would be subject to delisting by Nasdaq without any opportunity for a cure period. Although we believe the Reverse Stock Split may enhance the desirability of our common stock to certain potential investors, we cannot assure you that, if implemented, our Common Stock will be more attractive to institutional and other long-term investors. Even if we implement the Reverse Stock Split, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split. In any case, the market price of our Common Stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price of our Common Stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum number of shares that must be in the public float, the minimum market value of the public float, minimum equity and the minimum number of “round lot” holders.

The proposed Reverse Stock Split may decrease the liquidity of our Common Stock and result in higher transaction costs. The liquidity of our Common Stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability and liquidity of our Common Stock described above.

Effects of Reverse Stock Split

After the effective date of any Reverse Stock Split that our Board elects to implement, each stockholder will own a reduced number of shares of Common Stock. However, any Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in Aptevo, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share as described below. Voting rights and other rights and preferences of the holders of our Common Stock will not be affected by the Reverse Stock Split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to the Reverse Stock Split would continue to hold 2% (assuming there is no impact as a result of the payment of cash in lieu of issuing fractional shares) of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split (except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after such Reverse Stock Split).

The principal effects of the Reverse Stock Split will be that:

•
depending on the Reverse Stock Split ratio selected by the Board, each 6 to 22 shares of our Common Stock owned by a stockholder will be combined into one new share of our Common Stock;
•
no fractional shares of Common Stock will be issued in connection with any Reverse Stock Split; instead, holders of Common Stock who would otherwise receive a fractional share of Common Stock pursuant to the Reverse Stock Split will receive cash in lieu of the fractional share as explained more fully below; as to any fraction of a share which a stockholder of record would otherwise be entitled to purchase upon exercise of a common warrant, we will, at our discretion, either pay a cash adjustment in an amount equal to such fraction multiplied by the exercise price or round the fractional value up to the next whole value;
•
the total number of authorized shares of our Common Stock will remain at 500,000,000, resulting in an effective increase in the authorized number of shares of our Common Stock;
•
the total number of authorized shares of our preferred stock will remain at 15,000,000;
•
based upon the Reverse Stock Split ratio selected by the Board, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or vesting of all then outstanding stock options, restricted stock units and warrants, which will result in a proportional decrease in the number of shares of our Common Stock reserved for issuance upon exercise or vesting of such stock options, restricted stock units and warrants, and, in the case of stock options and warrants, a proportional increase in the exercise price of all such stock options and warrants; and
•
the number of shares then reserved for issuance under our equity compensation plans will be reduced proportionately based upon the Reverse Stock Split ratio selected by the Board.

The following table contains approximate information, based on share information as of June 20, 2025 relating to our outstanding Common Stock based on the proposed Reverse Stock Split ratios (without giving effect to the treatment of fractional shares):

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Pro-forma Number of Shares of Common Stock Issued and Outstanding (1)	Number of Shares of Common Stock Reserved for Future Issuance (2)	Number of Shares of Common Stock Authorized but Unissued and Unreserved
Pre-Reverse Stock Split	500,000,000	3,224,156	11,146,789	12,585,278	484,190,566
Post-Reverse Stock Split 1:6	500,000,000	537,359	1,857,798	2,097,546	497,365,095
Post-Reverse Stock Split 1:8	500,000,000	403,019	1,393,348	1,573,159	498,023,822
Post-Reverse Stock Split 1:10	500,000,000	322,415	1,114,678	1,258,527	498,419,058
Post-Reverse Stock Split 1:12	500,000,000	268,679	928,899	1,048,773	498,682,548
Post-Reverse Stock Split 1:14	500,000,000	230,296	796,199	898,948	498,870,756
Post-Reverse Stock Split 1:16	500,000,000	201,509	696,674	786,579	499,011,912
Post-Reverse Stock Split 1:20	500,000,000	161,208	557,339	629,264	499,209,528
Post-Reverse Stock Split 1:22	500,000,000	146,553	506,672	572,058	499,281,389

(1) The pre-reverse stock split pro-forma number of shares of common stock issued and outstanding includes:

• 3,224,156 shares of Common Stock issued and outstanding on June 20, 2025; and

• 1,927,429 and 5,995,204 shares of Common Stock from future issuances under our ATM agreement with Roth and SEPA with Yorkville that we have a reasonable basis to believe that such issuances will occur between the date of this proxy statement and the effective date of any Reverse Stock Split. The shares of Common Stock under these agreements are calculated as $8,037,381 and $25,000,000 available for issuance using $4.17, which is the closing price of our Common Stock on June 20, 2025.

(2) The pre-reverse stock split number of shares of common stock reserved for future issuance includes the following:

• 2 shares of Common Stock issuable upon the exercise of stock options outstanding at a weighted average exercise price of $580,382 per share;

• 83 shares of Common Stock issuable upon the vesting of outstanding restricted stock units at a weighted average fair value per unit of $1,261.29 per share;

• 160 shares of Common Stock reserved for future grants of equity-based awards under our equity incentive plans;

• 2 shares of Common Stock issuable upon the exercise of Series A common warrants at an exercise price of $20,187.20 per share;

• 36 aggregate shares of Common Stock issuable upon the exercise of Series A-1, Series A-2 and Series B-2 common warrants, respectively, at an exercise price of $7,586.40 per share;

• 181 shares of Common Stock issuable upon the exercise of common warrants at an exercise price of $999.00 per share;

• 986 shares of Common Stock issuable upon the exercise of common warrants at an exercise price of $172.00 per share;

• 258,828 shares of Common Stock issuable upon the exercise of common warrants at an exercise price of $23.80 per share; and

• 12,325,000 shares of Common Stock issuable upon the exercise of common warrants at an exercise price of $3.25 per share.

After the effective date of any Reverse Stock Split that our Board elects to implement, our Common Stock would have a new committee on uniform securities identification procedures, or CUSIP number, a number used to identify our Common Stock. Stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be listed on The Nasdaq Capital Market under the symbol “APVO” immediately following the Reverse Stock Split, although it is likely that Nasdaq would add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of the Reverse Stock Split to indicate that the Reverse Stock Split had occurred.

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in the Reverse Stock Split, except to the extent of their ownership in shares of our Common Stock and securities exercisable for our Common Stock, which shares and securities would be subject to the same proportionate adjustment in accordance with the terms of the Reverse Stock Split as all other outstanding shares of our Common Stock and securities exercisable for our Common Stock.

By increasing the number of authorized but unissued shares of Common Stock, the Reverse Stock Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, the Board might be able to delay or impede a takeover or transfer of control of our company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of our Company or our stockholders. The Reverse Stock Split could therefore have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts the Reverse Stock Split could limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Stock Split could have the effect of permitting our current management, including our current Board, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business. However, other than as previously disclosed, our Board is not aware of any attempt to take control of the Company and the Board did not authorize the Reverse Stock Split with the intent that it be utilized as a type of anti-takeover device.

Effective Date

The proposed Reverse Stock Split would become effective at 5:01 p.m., Eastern Time, on the date of filing of a Certificate of Amendment with the office of the Secretary of State of the State of Delaware, or such later date as is chosen by the Board and set forth in the Certificate of Amendment (the “Effective Date”). Except as explained below with respect to fractional shares, effective as of 5:01 p.m., Eastern Time, on the Effective Date, shares of Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a lesser number of new shares of our Common Stock in accordance with the Reverse Stock Split ratio determined by our Board within the limits set forth in this Proposal 3.

Cash Payment In Lieu of Fractional Shares

No fractional shares of Common Stock will be issued as a result of any Reverse Stock Split. Instead, in lieu of any fractional shares to which a stockholder of record would otherwise be entitled as a result of the Reverse Stock Split, we will pay cash (without interest) equal to such fraction multiplied by the average of the closing sales prices of our Common Stock on The Nasdaq Capital Market during regular trading hours for the five consecutive trading days immediately preceding the Effective Date (with such average closing sales prices being adjusted to give effect to the Reverse Stock Split). After the Reverse Stock Split, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest except to receive payment as described above.

As of June 20, 2025, there was 1 stockholder of record of our Common Stock. Upon stockholder approval of this Proposal 3, if our Board elects to implement the proposed Reverse Stock Split, stockholders owning, prior to the Reverse Stock Split, less than the number of whole shares of Common Stock that will be combined into one share of common stock in the Reverse Stock Split would no longer be stockholders. For example, if a stockholder held four shares of common stock immediately prior to the Reverse Stock Split and the Reverse Stock Split ratio selected by the Board was 1-for-6, then such stockholder would cease to be a stockholder of Aptevo following the Reverse Stock Split and would not have any voting, dividend or other rights except to receive payment for the fractional share as described above. As to any fraction of a share which a stockholder of record would otherwise be entitled to purchase upon exercise of a common warrant, we will, at our discretion, either pay a cash adjustment in an amount equal to such fraction multiplied by the exercise price or round the fractional value up to the next whole value. If a stockholder held common warrants which entitles such stockholder to purchase 55 shares of Common Stock at an exercise price of $3.25 per share prior to the Reverse Stock Split and the Reverse Stock Split ratio selected by the Board was 1-for-6, then such stockholder is entitled to receive either, at our discretion, a cash adjustment of $3.25 and nine shares of Common Stock or receive ten shares of Common Stock upon exercise of warrants after the Reverse Stock Split. Based on our stockholders of record as of June 20, 2025, and assuming the Reverse Stock Split ratio of 1-for-6, we expect that cashing out fractional stockholders would not materially reduce the number of stockholders of record. In addition, we do not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

If this Proposal 3 is approved by our stockholders and our Board elects to implement the Reverse Stock Split, we will file with the Secretary of State of the State of Delaware the Certificate of Amendment in the form attached hereto as Appendix A reflecting such Reverse Stock Split ratio determined by the Board. Beginning on the Effective Date, each certificate representing shares of Common Stock will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the Reverse Stock Split.

If this Proposal 3 is approved by our stockholders and our Board elects to implement the Reverse Stock Split, stockholders of record holding all of their shares of our Common Stock electronically in book-entry form under the direct registration system for securities will be automatically exchanged by the exchange agent and will receive a transaction statement at their address of record indicating the number of new post-split shares of our Common Stock they hold after the Reverse Stock Split along with payment in lieu of any fractional shares. Non-registered stockholders holding Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Stock Split and making payment for fractional shares than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

If this Proposal 3 is approved by our stockholders and our Board elects to implement the Reverse Stock Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal from us or our exchange agent, as soon as practicable after the Effective Date of the Reverse Stock Split. Our transfer agent is expected to act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for post-Reverse Stock Split shares and payment in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. No new post-Reverse Stock Split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any old shares submitted for exchange, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for new shares. Our Common Stock will also receive a new CUSIP number.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value per share of our Common Stock would remain unchanged at $0.001 per share after any Reverse Stock Split. As a result, on the Effective Date, the stated capital on our balance sheet attributable to our Common Stock would be reduced proportionally, based on the actual Reverse Stock Split ratio, from its present amount, and the additional paid-in capital account would be credited with the amount by which the stated capital would be reduced. The net income or loss per share of Common Stock would be increased because there would be fewer shares of Common Stock outstanding. The Reverse Stock Split would be reflected retroactively in certain of our consolidated financial statements. We do not anticipate that any other accounting consequences would arise as a result of any Reverse Stock Split.

Material Federal Income Tax Consequences

The following is a summary of the material U.S. federal income tax consequences of the Reverse Stock Split to our stockholders. The summary is based on the Internal Revenue Code of 1986, as amended, or the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. This discussion is for general information only and does not discuss the tax consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker/dealers or insurance companies). The state and local tax consequences of the Reverse Stock Split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

In general, the federal income tax consequences of the Reverse Stock Split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of common stock in exchange for their old shares of common stock. We believe that because the Reverse Stock Split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Stock Split should have the following federal income tax effects. A stockholder who receives solely a reduced number of shares of common stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of common stock will equal the stockholder’s basis in its old shares of common stock and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. A stockholder who receives cash in lieu of a fractional share as a result of the Reverse Stock Split should generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code. Generally, if redemption of the fractional shares of all stockholders reduces the percentage of the total voting power held by a particular redeemed stockholder (determined by including the voting power held by certain related persons), the particular stockholder should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder’s basis in the fractional share. In the aggregate, such a stockholder’s basis in the reduced number of shares of common stock will equal the stockholder’s basis in its old shares of common stock decreased by the basis allocated to the fractional share for which such stockholder is entitled to receive cash, and the holding period of the reduced number of shares received will include the holding period of the old shares exchanged. If the redemption of the fractional shares of all stockholders leaves the particular redeemed stockholder with no reduction in the stockholder’s percentage of total voting power (determined by including the voting power held by certain related persons), it is likely that cash received in lieu of a fractional share would be treated as a distribution under Section 301 of the Code. Stockholders should consult their own tax advisors regarding the tax consequences to them of a payment for fractional shares.

We will not recognize any gain or loss as a result of the proposed Reverse Stock Split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the General Corporation Law of the State of Delaware with respect to the proposed alternate amendments to our Certificate of Incorporation to allow for the Reverse Stock Split.

Other

The Reverse Stock Split Proposal is separate from and unrelated to, and is not contingent upon, any other proposal provided herein.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of all of the shares of Common Stock present or represented by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE REVERSE STOCK SPLIT AS SET FORTH IN PROPOSAL 3.

Proposal 4

Approval of the SEPA Share Issuance

The Company is seeking approval of the potential issuance of a number of common stock to Yorkville in excess of the SEPA Exchange Cap (as defined below).

Background

On June 16, 2025, the Company entered into the SEPA with Yorkville. Pursuant to the SEPA, we have the right, but not the obligation, to sell to Yorkville up to $25.0M of common stock (the “Commitment Amount”) at our request any time during the 36 months following the execution of the SEPA. As of June 20, 2025, $25.0M in common stock remains available for issuance.

The Company may direct Yorkville to purchase a specified number of shares of common stock (in each case, an “Advance”) by delivering written notice to Yorkville (“Advance Notice”). While there is no mandatory minimum amount for any Advance, it may not exceed the “Maximum Advance Amount,” which is defined in the SEPA as an amount equal to one hundred percent (100%) of the average of the Daily Traded Amount (as defined below) during each of the five (5) consecutive trading days immediately preceding an Advance Notice. The amount of the Advance Notice can be increased by mutual consent of the Company and Yorkville.

The common stock purchased pursuant to an Advance delivered by the Company will be purchased at a price equal to 96% of the lowest daily VWAP (as defined below) of the Common Stock during the three consecutive trading days commencing on the date of the delivery of the Advance Notice, other than the daily VWAP on a day in which the daily VWAP is less than a minimum acceptable price as stated by the Company in the Advance Notice or there is no VWAP on the subject trading day.

The Company may establish a minimum acceptable price in each Advance Notice below which the Company will not be obligated to make any sales to Yorkville. “VWAP” is defined in the SEPA as, for a specified period, the volume weighted average price of the Common Stock on Nasdaq, for such period as reported by Bloomberg L.P. “Daily Traded Amount” is defined in the SEPA as the daily trading volume of the Common Shares on the Nasdaq Capital Market during regular trading hours as reported by Bloomberg L.P.

The Company controls the timing and amount of any sales of shares of Common Stock to Yorkville. Actual sales of shares of Common Stock to Yorkville under the SEPA will depend on a variety of factors to be determined by the Company and its management from time to time, which may include, among other things, market conditions, the trading price of the Common Stock and determinations by the Company and its management as to the appropriate sources of funding for the Company’s business and operations.

The SEPA will automatically terminate on the earliest to occur of (i) the 36-month anniversary of the Effective Date or (ii) the date on which Yorkville shall have made payment of Advances pursuant to the SEPA for shares of Common Stock equal to the Commitment Amount. The Company has the right to terminate the SEPA at no cost or penalty upon five (5) trading days’ prior written notice to Yorkville, provided that (i) there are no outstanding Advance Notices for which shares of Common Stock need to be issued and (ii) the Company has paid all amounts owed to the Yorkville pursuant to the SEPA. The Company and Yorkville may also agree to terminate the SEPA by mutual written consent. Neither the Company nor Yorkville may assign or transfer our respective rights and obligations under the SEPA, and no provision of the SEPA may be modified or waived by the Company or Yorkville other than by an instrument in writing signed by both parties.

As consideration for Yorkville’s commitment to purchase the Common Shares pursuant to the SEPA, the Company paid Yorkville a structuring fee in the amount of $25,000 and agreed to pay Yorkville a commitment fee in an amount equal to 2% of the Commitment Amount (the “Commitment Fee”). The Commitment Fee is to be paid by the Company in five equal quarterly installments. The first installment of the Commitment Fee was due and payable within five days following the date of execution of the SEPA, and each of the remaining four installments are due and payable on each successive three-month anniversary of the date of execution of the SEPA.

Additional information concerning the SEPA is contained in our Current Report on Form 8-K filed with the SEC on June 17, 2025 and which is incorporated by reference herein.

Reasons for Seeking Shareholder Approval

Under Nasdaq Listing Rule 5635(b), shareholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of a company. This rule does not specifically define when a change in control of a company may be deemed to occur for this purpose; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction an investor (or a group of investors) would hold 20% or more of a company’s then-outstanding capital stock.

Under Nasdaq Listing Rule 5635(d), shareholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of Common Shares (or securities convertible into or exercisable for Common Shares) equal to 20% or more of the Common Shares or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the Common Shares (as reflected on Nasdaq.com) for the five (5) trading days immediately preceding the signing of the binding agreement. On June 16, 2025, the date of the execution of the SEPA, the closing price of the Common Stock was $3.66 and the average closing price of the common stock for the five (5) trading days immediately preceding June 16, 2025 was $4.43 (the “Minimum Price”).

Until this Proposal 4 is approved by our shareholders, the Company may not sell and Yorkville may not purchase, below the Minimum Price, more than 151,755 shares of Common Stock (representing 19.99% of the aggregate number of shares of outstanding Common Stock as of June 16, 2025, the effective date of the SEPA) under the SEPA (the “SEPA Exchange Cap”). The SEPA Exchange Cap does not apply to the extent that (a) the Company’s shareholders have approved issuances in excess of the SEPA Exchange Cap, or (b) the average price of all applicable sales of Common Shares under the SEPA equals or exceeds $3.66 per share.

Shareholder approval of this Proposal 4 will constitute stockholder approval for purposes of Nasdaq Listing Rules 5635(d) and 5635(b).

Our Board has determined that the SEPA and our ability to issue the Common Stock thereunder in excess of the SEPA Exchange Cap are in the best interests of the Company and its shareholders because the ability to sell Common Stock to Yorkville provides us with a reliable source of capital for general corporate purposes, which may include, but are not limited to, funding working capital, capital expenditures, operating expenses and the selective pursuit of business development opportunities, including continued product research development or intellectual property acquisition.

We cannot predict the price of the Common Stock at any future date, and therefore cannot predict the number of shares of Common Stock to be issued under the SEPA or whether the applicable price for any such shares will be greater than the Minimum Price under the applicable Nasdaq rules.

Therefore, we are seeking stockholder approval under this Proposal 4 to issue shares of Common Stock in excess of the SEPA Exchange Cap, if necessary, to Yorkville under the terms of the SEPA. The failure of our stockholders to approve this Proposal 4 will prevent us from selling, at less than the Minimum Price, shares of Common Stock to Yorkville in excess of the SEPA Exchange Cap. However, it would be possible to sell shares to Yorkville in excess of the SEPA Exchange Cap if the sale of shares covered by any Advance is equal to or greater than the Minimum Price for such Advance. As of the close of business on June 16, 2025, the price of the common stock was $3.66 per common stock.

Effect on Current Stockholders

Upon stockholder approval of this Proposal 4, the issuance of shares of Common Stock under the SEPA will not be subject to the SEPA Exchange Cap and such issuance of shares would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in the Common Stock. Because the number of shares of Common Stock that may be issued to Yorkville pursuant to the SEPA is determined based on the price of the Common Stock at the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be material to our current shareholders.

Consequences of Non-Approval

If this Proposal 4 is not approved by our stockholders at the Meeting, it may impair our working capital and our ability to fund capital expenditures, operating expenses and the selective pursuit of business development opportunities, including continued product or technology investment. Should the proposal fail to receive approval from the stockholders, the Company may be compelled to explore alternative financing options that are less advantageous and potentially more dilutive. Our Board has determined that the SEPA, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the SEPA, and in accordance with the shareholder approval requirements of Nasdaq Listing Rules 5635(d) and 5635(b) is in the best interests of us and our shareholders because the flexibility to issue common stock in excess of the SEPA Exchange Cap provides us with a reliable source of capital for working capital and general corporate purposes.

Other Matters

The SEPA Share Issuance Proposal is separate from and unrelated to, and is not contingent upon any other proposal included in this Proxy Statement.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of all of the shares of Common Stock present or represented by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE SEPA SHARE ISSUANCE AS SET FORTH IN PROPOSAL 4.

Proposal 5

APPROVAL OF THE STOCK INCENTIVE PLAN PROPOSAL

Overview

In this proposal, we are asking stockholders’ approval to amend and restate our Amended and Restated 2018 Stock Incentive Plan (as defined below) to authorize an additional 250,000 new shares, representing $1,042,500 in market value as of June 20, 2025, for issuance thereunder (the “Third Amended and Restated 2018 Stock Incentive Plan” or the “Third Amended Plan”), which was unanimously approved by the Board on June 23, 2025. If approved by stockholders, the Third Amended Plan will replace the 2018 Stock Incentive Plan, as amended and restated on June 7, 2022 (the “Current Plan”), and the Third Amended Plan will be effective upon such approval. If stockholder vote on the Third Amended Plan at the Annual Meeting is postponed, the Third Amended Plan will be effective on such date on which a stockholders’ meeting to vote to approve the Third Amended Plan occurs, and, until such time, the Current Plan will continue in effect, in accordance with its terms. The Current Plan originally was adopted by our Board in on April 20, 2022 and approved by our stockholders on June 7, 2022.

The Board believes that equity awards are a critical part of our compensation program. Our compensation philosophy emphasizes equity-based awards because they align the interests of our employees (including our executive officers), directors, consultants, and advisors with those of our stockholders, encourage long-term retention, and incentivize long-term value creation. As of June 20, 2025, 160 shares remained available for the awards under the Current Plan. This available reserve under the Current Plan is not sufficient to grant equity awards to senior management in a manner that is consistent with our historical practice. Accordingly, if this Proposal 5 is not approved, we could be forced to increase cash compensation, thereby reducing resources otherwise available to meet our business needs. If this Proposal 5 is approved, we expect that, given our projected utilization, and assuming relative stock price stability, the increased share reserve will meet our grant needs until approximately December 31, 2026.

To enable us to continue offering meaningful equity-based incentives to our employees, officers, and directors, as well as consultants and advisors, the Board believes that it is both necessary and appropriate to increase the number of shares available for these purposes. The Board is seeking stockholder approval of the Third Amended Plan in order to authorize an additional 250,000 new shares for issuance thereunder. In calculating the size of the increase in the authorized number of shares issuable under the Third Amended Plan, our Board considered, among other things, our hiring plans and expected number of employees, our historical and projected share usage under our stock incentive plans, our “burn rate,” our current overhang in shares issuable upon exercise of outstanding awards granted under our stock incentive plans, the existing terms of such outstanding awards and assumptions regarding stock option exercise activity and forfeiture rates. A dilution analysis and an analysis of our burn rate is contained in this Proposal 5.

The following is a summary of the principal purposes and provisions of the Third Amended Plan, including a number of changes intended to promote sound corporate governance practices. The summary is qualified in its entirety by reference to the complete text of the Third Amended Plan, a copy of which is attached as Appendix B to this Proxy Statement. To the extent the description below differs from the text of the Third Amended Plan set forth in Appendix B, the text of the Third Amended Plan controls.

Summary of Principal Provisions

• Increased authorized pool of shares. The Third Amended Plan will increase the number of shares authorized for issuance under the Current Plan by 250,000 shares of common stock.

• No liberal share recycling of options or stock appreciation rights. Similar to the Current Plan, shares underlying options and stock appreciation rights (“SARs”) issued under the Third Amended Plan will not be recycled into the share pool under the Third Amended Plan if they are withheld in payment of the exercise price of the award or to satisfy tax withholding obligations in respect of such awards.

• Restrictions on Dividends and Dividend Equivalents. Similar to the Current Plan, the Third Amended Plan prohibits participants from receiving current dividends or dividend equivalents that are paid before the underlying award vests and is paid.

• Enhanced clawback provisions. The Third Amended Plan includes a recoupment, or “clawback” provision set forth in the Current Plan, under which any award agreement may provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee (as defined below) in accordance with any Company clawback policy (or successor policy) or otherwise, including as required by the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or other applicable law, regulation or stock exchange listing requirement. This clawback provision also provides that participants in the Third Amended Plan agree to and acknowledge that they are obligated to cooperate with, and provide any and all assistance necessary to, the Company to recover or recoup any award or amount paid under the Third Amended Plan that becomes subject to clawback pursuant to any applicable law, government regulation, stock exchange listing requirement or policy of the Company, including, but not limited to, submitting documentation necessary to recover or recoup any such award.

• New Term. The Third Amended Plan also provides that awards may be granted pursuant to the Third Amended Plan until July 24, 2035.

Background for Request to Increase the Number of Shares Reserved for Equity Incentive Awards

Equity compensation is a vital component of our executive compensation philosophy. The Board believes it is in the best interests of the Company and its stockholders to approve the Third Amended and Restated 2018 Stock Incentive Plan in order to continue to motivate outstanding performance by our executive officers, employees, consultants, advisors, and non-employee directors. If this proposal is not approved, we believe that our efforts to motivate these individuals would be negatively impacted and that we would be at a disadvantage against our competitors for recruiting, retaining, and motivating those individuals who are critical to our success. We rely on equity as part of the compensation package for employees and directors. The current shares of common stock available for issuance under the Current Plan as of June 20, 2025, is 160, which is not sufficient for our 2025 annual grants to senior management and future grants to our employees. Accordingly, if this proposal is not approved, we could be forced to increase cash compensation, thus reducing resources available to meet our business needs.

In consideration of the limited number of shares remaining available for issuance under the Current Plan and our need for equity compensation to maintain a competitive position in attracting, retaining, and motivating key personnel, our Board adopted the Third Amended Plan. In calculating the size of the increase in the authorized number of shares issuable under the Third Amended Plan, our Board considered, among other things, our hiring plans and expected number of employees, our historic and projected share usage under our stock incentive plans, our “burn rate,” our current overhang in shares issuable upon exercise of outstanding awards granted under our stock incentive plans or as inducement grants, the existing terms of such outstanding awards and assumptions regarding stock option exercise activity and forfeiture rates. On June 20, 2025, the last reported sale price of our common stock on Nasdaq was $4.17 per share.

If stockholders approve the Third Amended Plan, we will have 250,000 shares of common stock available for issuance pursuant to future awards under the Third Amended Plan (plus (i) any shares of common stock available for issuance under the Current Plan (up to 160 shares), plus (ii) any Returning Shares (as defined below)). We expect that this number of shares available for issuance, given our projected utilization and assuming relative stock price stability, will meet our grant needs until approximately December 31, 2026. This is only an estimate, and circumstances could cause the share reserve to be used more quickly or more slowly. These circumstances include, but are not limited to, the future price of shares of our common stock, the mix of cash, options, and full value awards provided as long-term incentive compensation, grant amounts provided by our competitors, payout of performance-based awards in excess of target in the event of superior performance, hiring activity, and promotions during the next few years.

Dilution Analysis

As of June 20, 2025, our capital structure consisted of 3,224,156 shares of common stock outstanding. As of June 20, 2025, 160 shares remained available for awards under the Current Plan. The proposed share authorization is a request for 250,000 new shares of common stock to be available for awards under the Third Amended Plan.

Overhang provides a measure of the potential dilutive effect of all outstanding equity awards and shares available for future grant. We calculated overhang as the total number of options outstanding and unvested restricted stock units (“RSU”), plus shares available to be granted, divided by the total number of shares of common stock outstanding and warrants outstanding. Our overhang as of June 20, 2025, was 0.00%. If the 250,000 additional shares proposed to be authorized for issuance under our Third Amended Plan are included in the calculations our overhang would have been 1.61% as of June 20, 2025.

The Board believes that this number of shares represents a reasonable amount of potential equity dilution, which will allow us to continue granting equity awards, an important component of our equity compensation program.

Burn Rate

Burn rate provides a measure of the potential dilutive impact of the equity awards we grant. Set forth below is a table that reflects our burn rate for 2022, 2023, and 2024, as well as the average over those years. The burn rates in the table below are calculated using Institutional Shareholder Services' Value-Adjusted Burn Rate (“VABR”) approach. Note that the increase in 2024 VABR is primarily due to the decrease in our market capitalization.

Fiscal Year	Fair Value of Equity Awards Granted	Basic Weighted Average Number of Shares of Common Stock Outstanding	Value-Adjusted Burn Rate (1)
2024	—	—	0.00%
2023	526,287	278,060	23.77%
2022	1,302,183	115,916	11.00%
Three-Year Average	609,490	131,325	11.59%

(1)“Value-Adjusted Burn Rate” is defined as the fair value of equity awards granted during the period divided by the basic weighted-average of shares of common stock outstanding multiplied by the stock price.

The only equity compensation plan from which we may currently issue new awards is the Current Plan. We may also issue new awards as inducement grants. The following table summarizes information regarding all of our outstanding options under all of our equity compensation plans and shares available for future awards under all of our equity plans as of March 31, 2025.

March 31, 2025*
Outstanding options	2
Outstanding RSUs	83
Total shares of common stock underlying all outstanding options and RSUs	85
Weighted-average exercise price of outstanding options	$580,382.00
Weighted-average remaining contractual life of outstanding options (in years)	6.88
Total shares available for future awards	160

Promotion of Sound Corporate Governance Practices

We have designed the Third Amended Plan to include a number of features that reinforce and promote alignment of equity compensation arrangements for employees, officers, non-employee directors, and consultants with the interests of our stockholders. These features include, but are not limited to, the following:

• Limitation on Awards to Non-Employee Directors. Awards granted to non-employee directors may not exceed an aggregate value of $1,000,000 (taken together with any cash fees earned by such non-employee director for services rendered during the calendar year and based on grant date fair value) in any one fiscal year period.

• No Discounted Stock Options or Stock Appreciation Rights. Stock options and SARs may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

• Prohibition on Repricing. The exercise price of a stock option or SAR may not be reduced, directly or indirectly, without the prior approval of stockholders, including by a cash repurchase of “underwater” awards.

• Minimum Vesting Requirements. Subject to certain limited exceptions, awards granted under the Third Amended Plan will be subject to a minimum vesting period of one year.

• No Liberal Share Recycling. Shares retained by or delivered to the Company to pay the exercise price of a stock option or SAR or to satisfy withholding taxes in connection with the exercise or settlement of an award count against the number of shares remaining available under the Third Amended Plan. The Third Amended Plan also prohibits “net share counting” upon the exercise of stock options or SARs and prohibits the reuse of shares purchased on the open market with the proceeds of option exercises.

• No Dividends on Unearned or Unvested Awards. The Third Amended Plan prohibits the current payment of dividends or dividend equivalent rights on unearned or unvested awards.

• Awards Subject to Clawback. Awards under the Third Amended Plan are subject to clawback in the event the participant engages in misconduct that causes the need for restatement of financial statements.

• No Tax Gross-Ups. The Third Amended Plan does not provide for any tax gross-ups.

• No Liberal Change in Control Definition. The Third Amended Plan defines “Reorganization Event” and “Change in Control Event” based on the consummation of the transaction rather than the announcement or stockholder approval of the transaction.

Description of the Third Amended Plan

References to the “Committee” in this summary mean the Compensation Committee of the Board. As the full Board may perform any function of the Committee with respect to the Third Amended Plan (except to the extent limited under Nasdaq rules), the term “Committee” also refers to the Board.

Types of Awards; Shares Available for Issuance

The Third Amended Plan allows for the issuance of Incentive Stock Options (“ISOs”) intended to qualify under Section 422 of the Internal Revenue Code, as amended (the “Code”), Nonstatutory Stock Options (“NSOs”), SARs, restricted stock awards, restricted stock units, other stock-based awards, cash-based awards, and performance awards (collectively, “Awards”). Subject to adjustment in the event of stock splits, stock dividends, or similar events, and assuming the Third Amended Plan is approved by our stockholders, Awards may be made under the Third Amended Plan for up to 250,000 shares of common stock, plus (i) any shares of common stock available for issuance under the Current Plan (up to 160 shares), plus (ii) any Returning Shares (collectively, the “Share Reserve”).

If any shares to which an Award relates are (i) forfeited, canceled or payment is made to the participant in the form of cash, cash equivalents or other property other than shares; (ii) tendered by the participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award other than an Option or SAR; or (iii) otherwise terminated without payment being made to the participant in the form of shares, such shares shall be added back to the Share Reserve (such shares, the “Returning Shares”). Notwithstanding the foregoing, the following shares will not be added back to the Share Reserve: (i) shares previously owned or acquired by the participant that are delivered to the Company, or withheld from an Award, to pay the exercise price of an Award, (ii) shares that are delivered or withheld for purposes of satisfying a tax withholding obligation relating to an Option or SAR, (iii) shares not issued or delivered as a result of the net settlement of an outstanding Option or SAR, or (iv) shares repurchased on the open market with the proceeds of the exercise price of an Option. Subject to applicable stock exchange requirements, substitute Awards will not count against the Share Reserve, nor will shares subject to a substitute Award again be available for Awards under the Third Amended Plan to the extent of any forfeiture, expiration or cash settlement. Shares of common stock delivered by the Company under the Third Amended Plan may be authorized but unissued common stock or previously-issued common stock acquired by the Company.

Certain limitations apply to the shares of common stock available for issuance under the Third Amended Plan. The maximum aggregate grant date value of shares of common stock subject to awards that may be granted to a non-employee director during any calendar year, taken together with any cash fees earned by such non-employee director for services rendered during the calendar year, cannot exceed $1,000,000 in total value. The Committee may make exceptions to this limit for a non-executive chair of the Board or, in extraordinary circumstances, for other individual non-employee directors, as the Committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

In connection with a merger or consolidation of an entity with us or our acquisition of property or stock of an entity, the Committee may grant Awards under the Third Amended Plan in substitution for an option or other stock or stock-based Awards granted by such entity or an affiliate thereof on such terms as the Committee determines appropriate in the circumstances, notwithstanding any limitation on Awards contained in the Third Amended Plan. Substitute Awards granted under the Third Amended Plan in connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity will not count against the overall share limits and limitations described above, except as required by reason of Section 422 and related provisions of the Code.

Descriptions of Awards

Options. Optionees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Only our employees or employees of our subsidiaries, if any, may receive ISOs as defined in Section 422 of the Code. An option that is not intended to be an ISO is an NSO. Options may not be granted at an exercise price that is less than 100% of the fair market value of the common stock on the effective date of grant; provided, however, that if the Committee approves the grant of an option with an exercise price to be determined on a future date, the exercise price may not be less than 100% of the fair market value of the common stock on such future date. ISOs may not be granted at an exercise price less than 110% of the fair market value in the case of stock options granted to optionees holding more than 10% of the total combined voting power of all classes of our stock. Under the terms of the Third Amended Plan, stock options may not be granted for a term in excess of 10 years (and five years in the case of ISOs granted to optionees holding greater than 10% of the total combined voting power of all classes of our stock). Any or all of the Awards available under the Third Amended Plan may be in the form of ISOs. The Third Amended Plan permits participants to pay the exercise price of options using one or more of the following manners of payment: (i) payment by cash, check or wire transfer, or, except as may otherwise be provided in the applicable option Award agreement or approved by the Committee, in connection with a “cashless exercise” through a broker, (ii) to the extent provided in the applicable option Award agreement or approved by the Committee, and subject to certain conditions, by surrender to us of shares of common stock owned by the participant valued at their fair market value, (iii) to the extent provided in an applicable NSO agreement or approved by the Committee, and subject to certain conditions, by delivery of a notice of “net exercise” as a result of which we will retain a number of shares of common stock otherwise issuable pursuant to the stock option equal to the aggregate exercise price for the portion of the option being exercised divided by the fair market value of our common stock on the date of exercise, (iv) to the extent provided by applicable law and provided for in the applicable option Award agreement or approved by the Committee, by any other lawful means, or (v) any combination of the foregoing.

Stock Appreciation Rights. A SAR is an award entitling the holder, upon exercise, to receive a number of shares of common stock or cash (or a combination thereof) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of our common stock over the measurement price. SARs may be granted independently or in tandem with stock options granted under the Third Amended Plan. The Third Amended Plan provides that the measurement price of an SAR may not be less than 100% of the fair market value of our common stock on the effective date of grant (provided, however, that if the Committee approves the grant of a SAR effective as of a future date, the measurement price will not be less than 100% of the fair market value on such future date) and that SARs granted under the Third Amended Plan may not have a term in excess of 10 years.

Limitation on Repricing of Options or SARs; No Reload Rights or Dividend Equivalents. With respect to options and SARs, unless such action is approved by stockholders or otherwise permitted under the terms of the Third Amended Plan in connection with certain changes in capitalization and reorganization events, we may not (i) amend any outstanding option or SAR granted under the Third Amended Plan to provide an exercise price or measurement price per share that is lower than the then-current exercise price or measurement price per share of such outstanding option or SAR, (ii) cancel any outstanding option or SAR (whether or not granted under the Third Amended Plan) and grant in substitution therefor new Awards under the Third Amended Plan (other than certain substitute Awards described above) covering the same or a different number of shares of common stock and having an exercise price or measurement price per share lower than the then-current exercise price or measurement price per share of the canceled option or SAR, (iii) cancel in exchange for a cash payment any outstanding option or SAR with an exercise price or measurement price per share above the then-current fair market value of our common stock, or (iv) take any other action under the Third Amended Plan that constitutes a “repricing” within the meaning of the rules of Nasdaq. No option or SAR granted under the Third Amended Plan will contain any provision entitling the grantee to the automatic grant of additional options or SARs in connection with any exercise of the original option or SAR or provide for the payment or accrual of dividend equivalents.

Restricted Stock Awards. We may issue Awards entitling recipients to acquire shares of our common stock subject to our right to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Committee in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award. We refer to these Awards as Restricted Stock. Any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Unvested Dividends”) will be paid to the participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. No interest will be paid on Unvested Dividends.

Restricted Stock Units. We may also grant Awards entitling the recipient to receive shares of our common stock (or cash equal to the fair market value of such shares) to be delivered at the time such Award vests. We refer to these Awards as Restricted Stock Units. The Committee may, in its discretion, provide that settlement of Restricted Stock Units will be deferred, on a mandatory basis or at the election of the participant in a manner that complies with Section 409A of the Code. A participant has no voting rights with respect to any Restricted Stock Units.

Other Stock-Based Awards. Under the Third Amended Plan, the Committee may grant other Awards of shares of common stock and other Awards that are valued in whole or in part by reference to, or are otherwise based upon our common stock or other property, having such terms and conditions as the Committee may determine. We refer to these types of Awards as Other Stock-Based Awards. Other Stock-Based Awards may be available as a form of payment in the settlement of other Awards granted under the Third Amended Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of our common stock or cash, as the Committee determines.

Other Cash-Based Awards. The Company may also grant Awards denominated in cash rather than shares of common stock.

Performance Awards. Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards and Cash-Based Awards granted under the Third Amended Plan may be made subject to achievement of performance goals. We refer to these types of Awards as Performance Awards. Performance measures established by the Committee may consist of one or more criteria determined by the Committee, including, without limitation:

•revenue (gross, operating or net);

•revenue growth;

•EBIT;

•EBITDA;

•earnings growth;

•profit margins or contributions;

•expense levels or ratios;

•return on investment;

•return on assets;

•return on equity;

•return on capital (total or invested);

•operating cash flow;

•cash flow sufficient to achieve financial ratios or a specified cash balance;

•free cash flow;

•cash flow return on capital;

•net cash provided by operating activities;

•cash flow per share;

•working capital or adjusted working capital;

•return on stockholders’ equity;

•total stockholder return;

•stock price; stock price appreciation;

•market capitalization;

•earnings per share (basic or diluted) (before or after taxes);

•price-to-earnings ratio;

•acquisitions or divestitures;

•collaborations, licensing, or joint ventures;

•product research and development;

•clinical trials;

•regulatory filings or approvals;

•patent application or issuance;

•manufacturing or process development;

•sales or net sales;

•sales growth;

•market share;

•market penetration;

•inventory control;

•growth in assets;

•key hires;

•business expansion;

•achievement of milestones under a third-party agreement;

•financing;

•resolution of significant litigation;

•legal compliance or risk reduction;

•improvement of financial ratings; or

•achievement of balance sheet or income statement objectives.

Such performance measures: (i) may vary by participant and may be different for different Awards; and (ii) may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and may cover such period as may be specified by the Committee. Performance criteria that are financial metrics may be determined in accordance with GAAP or financial metrics that are based on, or able to be derived from GAAP, and may be adjusted when established or at any time thereafter to include or exclude any items otherwise includable or excludable under GAAP. The determination of performance with respect to a performance criteria may include or exclude any one or more of:

•extraordinary items;

•gains or losses on the dispositions of discontinued operations;

•the cumulative effects of changes in accounting principles;

•the impairment or writedown of any asset or assets;

•charges for restructuring and rationalization programs;

•other extraordinary or non-recurring items, as specified by the Committee when establishing the performance measures; or

•such other factors as the Committee may determine.

Dividends and Dividend Equivalents

The Committee is authorized to grant to participants a right under the Third Amended Plan, to receive cash, common stock, other Awards or other property equal in value to all or a specified portion of the dividends paid with respect to a specified number of shares of common stock (“Dividend Equivalents”). Dividend Equivalents will be subject to the same vesting terms as applied to the original Award to which it relates. With respect to any Award that provides for or includes a right to dividends or Dividend Equivalents, if dividends are declared during the period that an equity Award is unvested, such dividends (or Dividend Equivalents) will either (i) not be paid or credited with respect to such Award or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable Award and shall only be paid at the time or times such vesting requirement(s) are satisfied. In no event will dividends or dividend equivalents be paid with respect to Options or SARs.

Transferability of Awards

Except as the Committee may otherwise determine or provide in an Award in connection with certain gratuitous transfers, Awards may not be sold, assigned, transferred, pledged, or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an ISO, pursuant to a qualified domestic relations order. During the life of the participant, Awards are exercisable only by the participant.

Eligibility to Receive Awards

Employees, officers, directors, consultants, and advisors of Aptevo or a subsidiary of Aptevo are eligible to be granted Awards under the Third Amended Plan. However, ISOs may only be granted to our employees. The granting of Awards under the Third Amended Plan is discretionary, and we cannot now determine the number or type of Awards to be granted in the future to any particular person or group, except that Awards are subject to the limitations described above. Because our executives and non-employee directors are eligible to receive awards under the Third Amended Plan, they may be deemed to have a personal interest in the approval of this Proposal 5.

Administration

The Committee (which shall consist of two or more members who are not current or former officers or employees of the Company, who are “non-employee directors” to the extent required by and within the meaning of Rule 16b-3 under the Exchange Act and who are “independent” pursuant to the rules of Nasdaq) administers the Third Amended Plan and is authorized to grant Awards and to adopt, amend, and repeal the administrative rules, guidelines, and practices relating to the Third Amended Plan and to construe and interpret the provisions of the Third Amended Plan and any Award agreements entered into under the Third Amended Plan. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Third Amended Plan or any Award in the manner and to the extent it will deem expedient and it will be the sole and final judge of such expediency.

Pursuant to the terms of the Third Amended Plan, the Committee may delegate authority under the Third Amended Plan to persons as it deems appropriate; provided, however, no such delegation may be made if it will prevent the Third Amended Plan or any award under the Third Amended Plan from complying with Rule 16b-3, the rules of the Nasdaq, or any other law. Additionally, the full Board may perform any function of the Committee except to the extent limited under Nasdaq rules. The Committee, with the input of management, selects the recipients of Awards and determines, in addition to other items, and subject to the terms of the Third Amended Plan:

•the number of shares of common stock, cash, or other consideration covered by Awards and the terms and conditions of such Awards, including the dates upon which such Awards become exercisable or otherwise vest;

•the exercise or measurement price of Awards, if any;

•the effect on Awards of a change in control of Aptevo; and

•the duration of Awards.

To the extent permitted by applicable law, the Committee may delegate to one or more of our officers the power to grant Awards to our employees or non-executive officers and to exercise such other powers under the Third Amended Plan as the Committee may determine, provided that the Committee will fix the terms of the Awards to be granted by such officers and the maximum number of shares subject to Awards that the officers may grant. No officer will be authorized to grant Awards to any of our executive officers.

Awards to non-employee directors will only be granted and administered by a committee, all the members of which are independent as defined by Section 5605(a)(2) of the Nasdaq Listing Rules.

Except as otherwise provided under the Third Amended Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Committee need not treat participants uniformly. Except as otherwise provided for in the Third Amended Plan, the Committee will determine the effect on an Award of the disability, death, retirement, termination, or other cessation of employment, authorized leave of absence or other change in the employment or other status of a participant and the extent to which, and the period during which, the participant (or the participant’s legal representative, conservator, guardian, or designated beneficiary) may exercise rights under the Award.

We are required to make equitable adjustments (in the manner determined by the Committee) to the number and class of securities available under the Third Amended Plan and any outstanding awards under the Third Amended Plan and the share counting rules and limits set forth in the Third Amended Plan to reflect stock splits, stock dividends, recapitalizations, combinations of shares, reclassifications of shares, spin-offs, and other similar changes in capitalization or events or any dividends or distributions to holders of our common stock other than ordinary cash dividends.

All decisions by the Committee will be made in the Committee’s sole discretion and will be final and binding on all persons having or claiming any interest in the Third Amended Plan or in any Award. We will indemnify and hold harmless each director, officer, employee, or agent to whom any duty or power relating to the administration or interpretation of the Third Amended Plan has been or will be delegated against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Committee’s approval) arising out of any act or omission to act concerning the Third Amended Plan unless arising out of such person’s own fraud or bad faith.

Minimum Vesting. No Award, other than Cash-Based Awards, may vest (or, if applicable, be exercisable) until at least twelve (12) months following the date of grant of the Award; provided, however, that the following Awards are not to be subject to the foregoing minimum vesting requirement: any (i) substitute Awards; (ii) Awards to non-employee directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders that is at least 50 weeks after the immediately preceding year’s annual meeting; and (iii) any additional Awards that the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Third Amended Plan, subject to adjustments made in accordance with the terms of the Third Amended Plan. The foregoing restrictions do apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award in cases of death, disability, Reorganization Event, or a Change in Control Event, in the terms of the Award document or otherwise.

Amendment of Awards. Except as otherwise provided under the Third Amended Plan with respect to repricing outstanding stock options or SARs, Performance Awards, the minimum vesting rules and exclusions thereto, the prohibitions on acceleration of vesting and exclusions thereto, or actions requiring stockholder approval, the Committee may amend, modify, or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an ISO to an NSO, provided that the participant’s consent to any such action will be required unless the Committee determines that the action, taking into account any related action, does not materially and adversely affect the participant’s rights under the Third Amended Plan or the change is otherwise permitted under the terms of the Third Amended Plan in connection with a change in capitalization or reorganization event.

Clawback. The Committee may condition an eligible person’s right to receive a grant of an Award, or a participant’s right to exercise an Award, to retain common stock, cash or other property acquired in connection with an Award, or to retain the profit or gain realized by a participant in connection with an Award, upon the participant’s compliance with specified conditions relating to non-competition, confidentiality of information relating to the Company, non-solicitation of customers, suppliers, and employees of the Company, cooperation in litigation, non-disparagement of the Company and its officers, non-employee directors and affiliates, or other requirements applicable to the participant, as determined by the Committee, at the time of grant or otherwise, including during specified periods following termination of service.

In the event that the participant engages in misconduct that causes or partially causes the need for restatement of financial statements that would have resulted in a lower Award where the payment was predicated upon the achievement of certain financial results that were the subject of the restatement, to the extent of the reduction in amount of such Award as determined by the Committee (i) the Award will be canceled and (ii) the participant will forfeit (A) the shares of common stock received or payable on the vesting or exercise of the Award and (B) the amount of the proceeds of the sale or gain realized on the vesting or exercise of the Award.

Awards granted under the Third Amended Plan are subject to the terms of the Company’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any other policy of the Company that applies to Awards, such as anti-hedging or pledging policies, as they may be in effect from time to time. By accepting Awards under the Third Amended Plan, participants agree and acknowledge that they are obligated to cooperate with, and provide any and all assistance necessary to, the Company to recover or recoup any Award or amounts paid under the Third Amended Plan subject to clawback pursuant to such law, government regulation, stock exchange listing requirement or Company policy.

Reorganization Events and Change in Control Events

Definitions. The Third Amended Plan contains provisions addressing the consequences of any reorganization or change in control event. A “Reorganization Event” is defined under the terms of the Third Amended Plan to mean: (a) any merger or consolidation of us with or into another entity as a result of which the common stock is converted into or exchanged for the right to receive cash, securities, or other property, or is canceled, or (b) any exchange of shares of common stock for cash, securities or other property pursuant to a share exchange or other transaction.

A “Change in Control Event” is defined under the terms of the Third Amended Plan to mean: (a) the acquisition by an individual, entity or group (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns 50% or more of either (x) the aggregate number of shares of common stock then-outstanding or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors, excluding certain specified acquisitions that pursuant to the terms of the Third Amended Plan do not constitute a Change in Control Event; (b) such time as the continuing directors do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), excluding any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; (c) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), excluding certain Business Combinations set forth in the Third Amended Plan; or (d) the complete liquidation or dissolution of the Company.

Impact on Awards. Upon the occurrence of a Reorganization Event or Change in Control Event, (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the participant) awards shall either: (a) be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); (b) upon written notice to a participant, be terminated immediately prior to the consummation of such Reorganization Event or Change in Control Event unless exercised by the participant (only to the extent then vested and exercisable) within a specified period following the date of such notice; (c) only if Awards are not assumed or substituted pursuant to clause (a) above, become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event or Change in Control Event; (d) in the event of a Reorganization Event or Change in Control Event under the terms of which holders of common stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event or Change in Control Event (the “Acquisition Price”), make or provide for a cash payment to participants with respect to each Award held by a participant equal to (X) the number of shares of common stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event or Change in Control Event in cases where such awards are not assumed or substituted) multiplied by (Y) the excess, if any, of (I) the Acquisition Price over (II) the exercise, grant or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award; (e) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings); and (f) any combination of the foregoing. If the per share fair market value of the common stock does not exceed the per share exercise price of an Option or SAR, the Company is not required to make any payment to the participant upon surrender or cancelation of the Option or SAR. The Committee is not obligated by the Third Amended Plan to treat all Awards, all Awards held by a participant, or all Awards of the same type, identically.

Notwithstanding the foregoing, except to the extent specifically provided to the contrary in the Award agreement or any other agreement between the participant and the Company, each Award shall become immediately vested, exercisable, or free from forfeiture, as applicable, if on or prior to the first anniversary of the date of the consummation of a Change in Control Event, the participant’s service with the Company or a successor corporation is terminated without “Cause” (as defined in the Third Amended Plan) by the Company or the successor corporation or is terminated for “Good Reason” (as defined in the Third Amended Plan) by the participant.

Amendment or Termination

The Committee may amend, suspend, or terminate the Third Amended Plan or any portion thereof at any time provided that (i) no amendment that would require stockholder approval under the rules of the national securities exchange on which the Company then maintains its primary listing may be made effective unless and until our stockholders approve such amendment; and (ii) if the national securities exchange on which the Company then maintains its primary listing does not have rules regarding when stockholder approval of amendments to equity compensation plans is required (or if the Company’s common stock is not then listed on any national securities exchange), then no amendment to the Third Amended Plan (A) materially increasing the number of shares authorized under the Third Amended Plan (other than as provided for in the Third Amended Plan in connection with substitute Awards, changes in capitalization or reorganization events), (B) expanding the types of Awards that may be granted under the Third Amended Plan, or (C) materially expanding the class of participants eligible to participate in the Third Amended Plan will be effective unless and until our stockholders approve such amendment. In addition, if at any time the approval of our stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to ISOs, the Committee may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Third Amended Plan adopted in accordance with the procedures described above will apply to, and be binding on the holders of, all Awards outstanding under the Third Amended Plan at the time the amendment is adopted, provided that the Committee determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of participants under the Third Amended Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Third Amended Plan unless the Award provides that (1) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (2) it may not be exercised or settled (or otherwise result in the issuance of common stock) prior to such stockholder approval.

Effective Date and Terms of the Third Amended Plan

The Third Amended Plan will become effective on July 24, 2025 (for the purposes of Proposal 5, the “Effective Date”), subject to approval by the Company’s stockholders at the Annual Meeting to be held on the Effective Date. If the Third Amended Plan is not so approved by the Company’s stockholders, then the Current Plan, as in effect immediately prior the Effective Date, shall remain in effect. No Awards shall be granted under the Third Amended Plan after the expiration of 10 years from July 24, 2025, the date on which the Board approved the Third Amended Plan, but Awards previously granted may extend beyond that date.

Federal Income Tax Consequences

The following is a brief summary of the principal United States federal income tax consequences that generally will arise to plan participants and the Company with respect to Awards granted under the Third Amended Plan. This summary is based on an interpretation of the federal tax laws and regulations in effect as of the date of this Proxy Statement and may be inapplicable if such laws and regulations are changed in the future. This summary is not intended to be exhaustive or constitute tax advice and does not describe state, local or foreign tax consequences. In addition, to the extent that any Awards granted under the Third Amended Plan are subject to Section 409A of the Code, this summary assumes that all Awards will be designed to conform to the rules under Section 409A of the Code regarding nonqualified deferred compensation (or an exception thereto). The Third Amended Plan is not subject to the protective provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code.

Incentive Stock Options. Options issued under the Third Amended Plan and designated as ISOs are intended to qualify as such under Section 422 of the Code. Under the provisions of Section 422 and the related regulations, an optionee who has been granted an ISO will not have income, and the Company will not be entitled to a deduction, upon the grant or exercise of an ISO; provided, however, that the difference between the value of the stock received on the exercise date and the exercise price paid is an item of tax preference for purposes of determining the optionee’s alternative minimum tax.

The taxation of gain or loss upon the sale of the stock acquired upon the exercise of an ISO will depend, in part, on whether the holding period of the stock is at least (a) two years from the date the option was granted and (b) more than one year from the date the option was exercised. If these holding period requirements are satisfied, then any gain or loss realized on a subsequent disposition of the stock will be treated as a long-term capital gain or loss. If these holding periods are not met, then upon such “disqualifying disposition” of the stock, the optionee will have ordinary income, in an amount equal to the excess of the fair market value of the stock at the time of exercise over the exercise price, limited to the gain on the sale. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period. This capital gain (or loss) will be long-term if the optionee has held the stock for more than one year and otherwise will be short-term.

If the optionee recognizes ordinary income upon a disqualifying disposition, the Company generally will be entitled to a tax deduction in the same amount. If, however, the optionee meets the applicable holding period, the Company generally will not be entitled to a tax deduction with respect to capital gains recognized by the optionee. If an ISO is exercised at a time when it no longer qualifies as an incentive stock option, the option will be treated as a nonstatutory stock option.

Nonstatutory Stock Options. An optionee will generally not have income upon the grant of a NSO. Rather, the optionee will have compensation income upon the exercise of a NSO equal to the fair market value of the stock on the day the optionee exercised the option less the exercise price plus the amount, if any, paid by the optionee for the NSO. The

Company is generally entitled to a tax deduction in an amount equal to the compensation income recognized by the optionee. Upon a subsequent sale of the stock acquired under an NSO, the optionee will have short-term or long-term capital gain or loss, depending on the holding period, equal to the difference between the sales proceeds and the fair market value of the NSO stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the NSO stock for more than one year after the NSO is exercised and otherwise will be short-term.

Stock Appreciation Rights. SARs are treated very similarly to NSOs for tax purposes. A participant receiving an SAR will not normally have income upon the grant of an SAR. Rather, upon the exercise of an SAR the participant will recognize compensation taxable as ordinary income equal to either: the amount of the cash received upon the exercise; or, if stock is received upon the exercise of the SAR, the fair market value of any such stock received. The Company will generally be entitled to a tax deduction in an amount equal to the compensation income recognized by the participant. Upon the sale of any stock received upon the exercise of the SAR, the participant will have capital gain or loss equal to the difference between the sales proceeds and the fair market value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year from the date of exercise and otherwise will be short-term.

Restricted Stock. A participant that receives an award of Restricted Stock under the Third Amended Plan will normally not have income upon the grant of Restricted Stock, nor is the Company entitled to any deduction, to the extent that the stock awarded has not vested (i.e., is no longer subject to a substantial risk of forfeiture). When any part of the Restricted Stock vests, the participant will realize compensation taxable as ordinary income in an amount equal to the fair market value of the vested stock on the vesting date (less the amount, if any, paid for the stock). The participant may, however, make an election, referred to as a Section 83(b) election, within 30 days of the date of grant, to be taxed at the time of the grant of the Restricted Stock based upon the fair market value of the stock on the grant date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the fair market value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

A participant who makes a Section 83(b) election will recognize ordinary taxable income on the grant date equal to the fair market value of the shares as if the shares were unrestricted. If the shares subject to such election are subsequently forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the fair market value of the stock on the date of grant. If the participant does not make a Section 83(b) election, then when the shares of Restricted Stock vest the participant will have compensation income equal to the fair market value of the stock on the vesting date less the purchase price.

Restricted Stock Units. A participant will not have income for federal income tax purposes, and the Company is not entitled to a deduction, upon the grant of a Restricted Stock Unit. Rather, upon the settlement of Restricted Stock Units, the recipient generally will be subject to compensation income taxed at ordinary income rates in an amount equal to the fair market value of any stock issued or cash paid on the settlement date less the purchase price, if any, and the Company generally will be entitled to a deduction equal to the amount of the ordinary income realized by the recipient. If the recipient receives shares of stock upon settlement then, when the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the fair market value of the stock on the settlement date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards and Cash-Based Awards. The tax consequences associated with any Other Stock-Based Award granted under the Third Amended Plan will vary depending on the specific terms of the Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award and the participant’s holding period and tax basis for the Award or underlying common stock.

Limitations on the Company’s Deductions. Section 162(m) of the Code generally limits the Company’s deduction for compensation in excess of $1,000,000 paid to certain executive officers, including our chief executive officer, chief financial officer and three other highest-paid executive officers. Prior to 2018, compensation paid to covered employees was not subject to the deduction limitation if it was considered “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. Such qualified performance-based compensation exception was repealed for tax years beginning in 2018. The Compensation Committee strives to grant certain Awards that will preserve deductibility to the extent reasonably practicable and to the extent consistent with its compensation objectives. However, the Compensation Committee believes that stockholder interests are best served by not restricting the Compensation Committee’s discretion and flexibility in structuring, determining and ultimately approving payment with respect to its awards to employees, even if the programs or such decisions may result in certain compensation that is not deductible pursuant to Section 162(m) of the Code.

Consequences of a Change in Control. If a change of control of the Company causes Awards under the Third Amended Plan to accelerate vesting or is deemed to result in the attainment of performance goals, the participants could, in some cases, be considered to have received “excess parachute payments,” which could subject participants to a 20% excise tax on the excess parachute payments and could result in a disallowance of the Company’s deductions under Section 280G of the Code.

Section 409A. Section 409A of the Code (“Section 409A”) applies to compensation that individuals earn in one year but that is not paid until a future year. This is referred to as nonqualified deferred compensation. If deferred compensation covered by Section 409A meets the requirements of Section 409A, then Section 409A has no effect on the individual’s taxes. The compensation is taxed in the same manner as it would be taxed if it were not covered by Section 409A. If a deferred compensation arrangement does not meet the requirements of Section 409A, the compensation is subject to accelerated taxation in the year in which such compensation is no longer subject to a substantial risk of forfeiture and certain additional taxes, interest and penalties, including a 20% additional income tax. Awards of stock options, stock appreciation rights, restricted stock and restricted stock units under the Third Amended Plan may, in some cases, result in the deferral of compensation that is subject to the requirements of Section 409A. Awards under the Third Amended Plan are intended to comply with Section 409A, the regulations issued thereunder or an exception thereto. Notwithstanding, Section 409A of the Code may impose upon a participant certain taxes or interest charges for which the participant is responsible. Section 409A does not generally impose any penalties on the Company and does limit the Company’s deduction with respect to compensation paid to a participant.

New Plan Benefits

The Board has full discretion to determine the amount of any future awards to be made to participants under the Third Amended Plan, subject to the limits described above. Additionally, no awards have been made under the Third Amended Plan that are contingent upon stockholder approval of the Third Amended Plan. Therefore, it is not possible to determine the benefits or amounts that will be received by or allocated to participants under the Third Amended Plan.

Registration of New Shares

We intend to file with the Securities and Exchange Commission a registration statement on Form S-8 covering the new shares reserved for issuance under the Third Amended Plan if stockholders approve this Proposal 5.

Other Matters

The Stock Incentive Plan Proposal is separate from and unrelated to, and is not contingent upon any other proposal included in this Proxy Statement.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of all of the shares of Common Stock present or represented by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE THIRD AMENDED AND RESTATED 2018 STOCK INCENTIVE PLAN AS SET FORTH IN PROPOSAL 5.

Equity Compensation Plan Information

The following table sets forth additional information as of December 31, 2024 about shares of our common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements. The information includes the number of shares covered by, and the weighted-average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

Plan Category	Number of securities to be issued upon exercise of outstanding options, RSUs, warrants and rights	Weighted-average exercise price of outstanding options, RSUs, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	85	$14,887.66	160
Equity compensation plans not approved by security holders	—	$—	—
Total	85	$14,887.66	160

Proposal 6

ADVISORY VOTE ON COMPANY’S 2024 EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, the Board is providing stockholders with a non-binding advisory vote on the compensation paid to our named executive officers in 2024, as disclosed in the accompanying compensation tables and the related narrative disclosure in this Proxy Statement, commonly referred to as the “Say-on-Pay” vote. At the 2022 Annual Meeting, stockholders voted to indicate their preference that the Company solicit a Say-on-Pay vote every year. The Board has adopted a policy that is consistent with that preference. In accordance with that policy, this year, the Company is again asking our stockholders to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with SEC rules.

The Say-on-Pay vote is advisory; therefore, the result will not be binding on the Company, the Board, or the Compensation Committee and it will not affect, limit, or augment any existing compensation or awards. The Board and the Compensation Committee, however, value the opinions of our stockholders and will review and consider the voting results when making future compensation decisions for our named executive officers.

You should read the compensation tables and the related narrative disclosure in determining whether to approve this proposal.

The Board submits the following resolution for a stockholder vote at the Annual Meeting:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the executive compensation tables and the related narrative discussion, is hereby APPROVED.

The Board of Directors recommends THAT STOCKHOLDERS vote “FOR” the approval, on an advisory basis, of the compensation paid to our named executive officers in 2024 as disclosed in this Proxy Statement.

Proposal 7

APPROVAL OF THE STOCK ISSUANCE AND WARRANT PROPOSAL

General

In this proposal, we are asking stockholders to approve the issuance of more than 19.99% of our outstanding Common Stock, including Common Stock issuable upon the exercise of the Common Warrants issued pursuant to the Purchase Agreement, for purposes of compliance with Nasdaq Listing Rule 5635(d).

Description of the Registered Offering (the "Offering")

On June 20, 2025, we issued and sold 2,465,000 shares (the “Shares”) of our Common Stock or pre-funded warrants in lieu thereof to certain institutional investors in a registered direct offering and Common Warrants to purchase up to 12,325,000 shares of our Common Stock. Each share of Common Stock was being offered together with five Common Warrants, each to purchase one share of Common Stock. The combined purchase price was $3.25 per share and accompanying Common Warrants. The Common Warrants have an initial exercise price of $3.25 per share.

The Shares and the Common Warrants were separately issued. The Common Warrants will not be exercisable prior to our stockholders approving the terms of the Common Warrants at a meeting of stockholders (the "Stockholder Approval"), subject to certain limitations described therein. The Common Warrants will expire five years from the date of Stockholder Approval. In the event that we are unable to obtain the required Stockholder Approval, the Common Warrants will not be exercisable and therefore have no value.

Material Terms of the Common Warrants

Subject to limited exceptions, a holder of Common Warrants will not have the right to exercise any portion of its warrants if the holder, together with its affiliates, would beneficially own in excess of 4.99% or 9.99% (at the election of the holder) of the number of shares of our Common Stock outstanding immediately after giving effect to such exercise.

In the event of a Fundamental Transaction (as defined in the Common Warrant) and generally including any reorganization, recapitalization or reclassification of our Common Stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of more than 50% of our outstanding Common Stock, or any person or group becoming the beneficial owner of 50% of the voting power represented by our outstanding Common Stock, the holders of the Common Warrants will be entitled to receive upon exercise of the Common Warrants the kind and amount of securities, cash or other property that the holders would have received had they exercised the Common Warrants immediately prior to such Fundamental Transaction, other than one in which a successor entity that is a publicly traded corporation (whose stock is quoted or listed for trading on a national securities exchange, including, but not limited to, the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market) assumes the Common Warrants such that the Common Warrants will be exercisable for the publicly traded common stock of such successor entity. Additionally, as more fully described in the Common Warrants, at the option of the holders of the Common Warrants, the holders can receive consideration in the same type and form of an amount equal to the Black Scholes value (as defined in the Common Warrant) of such unexercised Common Warrants on the date of consummation of such transaction. In addition, the Common Warrant includes voluntary exercise price adjustment provisions such that we may, at any time during the term of the Common Warrant, reduce the then current exercise price to any amount and for any period of time deemed appropriate by our board of directors, subject to the rules and regulations of the trading market.

The Common Warrants will not be exercisable without Stockholder Approval. We have agreed to hold a special meeting of the stockholders, within sixty (60) days following the closing of the Offering, in order to seek such Stockholder Approval to permit the exercise of the Common Warrants. In the event that we are unable to obtain the Stockholder Approval, the Common Warrants will not be exercisable and therefore have no value. We have agreed to use reasonable best efforts to hold a special meeting of stockholders in order to obtain Stockholder Approval. If we do not obtain Stockholder Approval with respect to the terms of the Common Warrants at the first special meeting of the stockholders, we have agreed to call a meeting every sixty (60) days thereafter to seek such Stockholder Approval until the date on which Stockholder Approval is obtained or the Common Warrants are no longer outstanding.

Agreements in connection with the Offering

The Purchase Agreement contains customary representations and warranties and agreements of the Company and the purchasers and customary indemnification rights and obligations of the parties. We have agreed not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of common stock or file any registration statement or prospectus, or any amendment or supplement thereto for a period of sixty (60) days following the closing of the Offering, subject to certain exceptions.

In connection with the Offering, we entered into a Placement Agency Agreement (the “Placement Agency Agreement”) on June 18, 2025 with Roth Capital Partners, LLC (the “Placement Agent”), as the exclusive placement agent in connection with the Offering. As compensation to the Placement Agent, we paid the Placement Agent a cash fee of 7.0% of the aggregate gross proceeds raised in the Offering, and reimbursement of certain expenses.

We received net proceeds of approximately $7.2 million from the Offering, excluding the proceeds, if any, from the cash exercise of the Common Warrants issued in the Private Placement and after deducting the estimated offering expenses payable by the Company, including the Placement Agent fees. We intend to use the net proceeds from the Offering for the continued clinical development of our product candidates and for working capital, and other general corporate purposes.

For further information regarding these agreements and the Offering, please refer to our Current Report on Form 8-K filed with the SEC on June 20, 2025. The discussion herein relating to the Purchase Agreement, the Placement Agency Agreement, and the Common Warrant is qualified in its entirety by reference to the transaction documents filed as exhibits to such Form 8-K.

Stockholder Approval

A vote in favor of the Stock Issuance and Warrant Proposal is a vote “FOR” approval of the issuance of the shares of our Common Stock, including Common Stock issuable upon exercise of the Common Warrants. The aggregate number of shares of our Common Stock issuable upon such warrants may exceed 19.99% of the outstanding shares of our Common Stock (determined as of the date of, and without regard for, shares of Common Stock underlying the Common Warrants).

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average of the company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the "Minimum Price"). Pursuant to Nasdaq rules, the presence of any provision that could cause the conversion or exercise price of a convertible security to be reduced to below the Minimum Price immediately before the entering into of the binding agreement will cause the transaction to be viewed as a discounted issuance. If an issuance includes common stock and other securities sold together as an investment unit, Nasdaq will attribute a value to securities issued with common stock. If an offering includes the issuance of warrants, then in determining the discount to the Minimum Price, Nasdaq will attribute a value of $0.125 to each “plain vanilla” warrant with an exercise price no less than the offering price of the common stock.

Because the 12,325,000 shares of Common Stock issuable upon exercise of the Common Warrants total more than 19.99% of outstanding shares of Common Stock and the offering price of the Common Stock (excluding the offering price of the Common Warrants) in the Offering is a discounted issuance such that the offering price could drop below the Minimum Price upon adjustment, and the Offering may not be considered a public offering for purposes of the Nasdaq shareholder approval rules, we are asking stockholders to approve the Stock Issuance and Warrant Proposal in respect of the issuance of such shares of Common Stock and related transactions pursuant to Nasdaq Listing Rule 5635(d).

Effect of the Proposal

If stockholders do not approve this Stock Issuance and Warrant Proposal, then the Common Warrants will not be exercisable and therefore would have no value, and we would be required to call a meeting every sixty (60) days as described in the Common Warrant to seek stockholder approval until the earlier of the date on which stockholder approval is obtained or the Common Warrants are no longer outstanding. Failure to obtain such approval may discourage future investors from engaging in future financings with us. If these consequences occur, we may have difficulty finding alternative sources of capital to fund our operations in the future on terms favorable to us or at all. We can provide no assurance that we would be successful in raising funds pursuant to additional equity or debt financings or that such funds could be raised at prices that would not create substantial dilution for our existing stockholders. If stockholders approve this Stock Issuance and Warrant Proposal and the Common Warrants will be exercisable immediately following such approval.

Certain Risks Associated with the Proposal

The issuance of shares of Common Stock upon exercise of the Common Warrants will have a dilutive effect on current stockholders. The percentage ownership of the Company held by current stockholders will decline as a result of the issuance of the shares of Common Stock underlying the Common Warrants. This means also that our current stockholders will own a smaller percent interest in us as a result of the exercise of the Common Warrants and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Dilution of equity interests could also cause prevailing market prices for our Common Stock to decline. If the Common Warrants are exercised in full for cash, a total of 12,325,000 shares of Common Stock will be issuable to the holders of the Common Warrants, and this dilutive effect may be material to current stockholders of the Company.

There may be future sales of our Common Stock, which could adversely affect the market price of our Common Stock. The exercise of any warrants, and other issuances of our Common Stock could have an adverse effect on the market price of the shares of our Common Stock. Sales of a substantial number of shares of our Common Stock or the perception that such sales might occur could materially adversely affect the market price of the shares of our Common Stock.

Provisions of the Common Warrants could discourage an acquisition of us by a third party. Certain provisions of the Common Warrants could make it more difficult or expensive for a third party to acquire us. The Common Warrants provide that, in the event of certain transactions constituting fundamental transactions, holders of such warrants will have the right, at their option, to receive from us or a successor entity the kind and amount of securities, cash or other property that such holder would have received had they exercised the Common Warrants immediately prior to the fundamental transaction. These and other provisions of the Common Warrants could prevent or deter a third party from acquiring us even where the acquisition could be beneficial to the holders of our Common Stock.

Other

The Stock Issuance and Warrant Proposal is separate from and unrelated to, and is not contingent upon, any other Proposal described in this Proxy Statement.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of all of the shares of Common Stock present or represented by proxy at the Annual Meeting, provided that shares of Common Stock issued in connection with the registered direct offering that closed on June 20, 2025, will be excluded for purposes of counting the votes cast but included for purposes of quorum requirement.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF ISSUANCE OF COMMON STOCK UNDERLYING THE COMMON WARRANTS AND AMENDED WARRANTS AS SET FORTH IN PROPOSAL 7.

Proposal 8

AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

General

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve the other proposals herein, our proxy holders may move to adjourn the Annual Meeting at that time in order to enable our Board to solicit additional proxies in favor of each of the proposals.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our Board, and each of them individually, to vote to adjourn the Annual Meeting to another time and place, if necessary, to solicit additional proxies in the event there are not sufficient votes to approve any of the proposals described herein. If our stockholders approve this proposal, we could adjourn, postpone or continue the Annual Meeting and any adjourned session of the Annual Meeting to use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted against any of the proposals described herein. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat any of the proposals described herein, we could adjourn the Annual Meeting without a vote on such proposal(s) and seek to convince our stockholders to change their votes in favor of such proposal(s).

If it is necessary or appropriate to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Other Matters

The Adjournment Proposal is separate from and unrelated to, and is not contingent upon any other proposal included in this Proxy Statement.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of all of the shares of Common Stock present or represented by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AUTHORIZATION TO ADJOURN THE ANNUAL MEETING AS SET FORTH IN PROPOSAL 8.

Report of the Audit Committee of the Board

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024, with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Grady Grant, III

Zsolt Harsanyi, Ph.D.

Daniel J. Abdun-Nabi

Barbara Lopez Kunz

The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Security Ownership Of
Certain Beneficial Owners And Management

The following table sets forth certain information regarding the ownership of the Company’s common stock as of June 20, 2025 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock. Unless otherwise indicated, the address of the individuals and entities below is c/o Aptevo Therapeutics Inc., 2401 4th Avenue, Suite 1050, Seattle, Washington 98121.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include shares of Common Stock issuable upon the exercise of stock options that are immediately exercisable or exercisable and vesting restricted stock units (“RSU”) within 60 days after June 20, 2025 but exclude unvested stock options. The information is not necessarily indicative of beneficial ownership for any other purpose.

In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of Common Stock subject to options or RSUs held by that person that are currently exercisable or exercisable within 60 days of June 20, 2025. We did not deem these shares outstanding,

however, for the purpose of computing the percentage ownership of any other person.

	Beneficial Ownership(1)
	Number of Shares	Percent of Total
Certain Beneficial Owners, Directors and Named Executive Officers
Armistice Capital Master Fund Ltd. (2)(3)	237,756	32%
Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B (2)(4)	472,880	32%
Bigger Capital Fund, LP (2)(5)	237,350	32%
CVI Investments, Inc. (2)(6)	472,880	32%
Hudson Bay Master Fund Ltd. (2)(7)	237,450	32%
L1 Capital Global Opportunities Master Fund (2)(8)	236,203	32%
Sabby Volatility Warrant Master Fund, Ltd. (2)(9)	236,414	32%
Entities Affiliated with Empery (2)(10)	236,203	32%
Intracoastal Capital LLC (2)(11)	182,118	12%
Marvin L. White (Officer & Director) (12)	43	*
Jeffrey G. Lamothe (Officer) (13)	23	*
SoYoung Kwon (Officer) (14)	15	*
Daniel J. Abdun-Nabi	—	*
John E. Niederhuber, M.D.	—	*
Zsolt Harsanyi	—	*
Grady Grant III	—	*
Barbara Lopez Kunz	—	*
All executive officers and directors as a group (15)	81	*

* Less than one percent.

(1)
This table is based upon information supplied by officers and directors. We do not have principal stockholders who own 5% or more of our outstanding Common Stock based on our knowledge. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 3,224,156 shares outstanding on June 20, 2025, adjusted as required by rules promulgated by the SEC. Each person is deemed to be the beneficial owner of shares which may be acquired within sixty days of June 20, 2025 through the exercise of options, warrants, and other rights, if any.
(2)
The Common Warrants are subject to a beneficial ownership limitation of 4.99% or 9.99%, as applicable, which such limitation restricts the holders from exercising that portion of the Common Warrants that would result in the holders and its affiliates owning, after exercise, a number of shares of Common Stock in excess of the beneficial ownership limitation.
(3)
Armistice Capital Master Fund Ltd: Includes 237,756 shares of Common Stock underlying the Common Warrants held as of June 20,
2025. Excludes 1,302,732 shares of Common Stock underlying Common Warrants which are not exercisable within 60 days of June 20,
2025 by virtue of the beneficial ownership limitations described in footnote 2.

(4)
Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B: Includes 472,880 shares of Common Stock underlying the Common
Warrants held as of June 20, 2025. Excludes 1,036,495 shares of Common Stock underlying Common Warrants which are not exercisable within 60 days of June 20, 2025 by virtue of the beneficial ownership limitations described in footnote 2.
(5)
Bigger Capital Fund, LP: Includes 237,350 shares of Common Stock underlying the Common Warrants held as of June 20, 2025.
Excludes 1,295,014 shares of Common Stock underlying Common Warrants which are not exercisable within 60 days of June 20, 2025 by virtue of the beneficial ownership limitations described in footnote 2.
(6)
CVI Investments, Inc.: Includes 472,880 shares of Common Stock underlying the Common Warrants held as of June 20, 2025. Excludes
1,036,495 shares of Common Stock underlying Common Warrants which are not exercisable within 60 days of June 20, 2025 by virtue of the beneficial ownership limitations described in footnote 2.
(7)
Hudson Bay Master Fund Ltd.: Includes 237,450 shares of Common Stock underlying the Common Warrants held as of June 20, 2025.
Excludes 1,296,916 shares of Common Stock underlying Common Warrants which are not exercisable within 60 days of June 20, 2025 by virtue of the beneficial ownership limitations described in footnote 2. Hudson Bay Capital Management LP, the investment manager of
Hudson Bay Master Fund Ltd., has voting and investment power over the Common Warrants. Sander Gerber is the managing member of
Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management LP. Each of Hudson Bay Master Fund
Ltd. and Sander Gerber disclaims beneficial ownership over the Common Warrants.
(8)
L1 Capital Global Opportunities Master Fund: Includes 236,203 shares of Common Stock underlying the Common Warrants held as of
June 20, 2025. Excludes 1,273,172 shares of Common Stock underlying Common Warrants which are not exercisable within 60 days of
June 20, 2025 by virtue of the beneficial ownership limitations described in footnote 2.
(9)
Sabby Volatility Warrant Master Fund, Ltd.: Includes 236,414 shares of Common Stock underlying the Common Warrants held as of June 20, 2025. Excludes 1,277,194 shares of Common Stock underlying Common Warrants which are not exercisable within 60 days of June
20, 2025 by virtue of the beneficial ownership limitations described in footnote 2.
(10)
Empery Funds: Includes 236,203 shares of Common Stock underlying the Common Warrants held across Empery Asset Master, LTD,
Empery Tax Efficient, LP and Empery Tax Efficient III, LP (the “Empery Funds”) as of June 20, 2025. Excludes 1,273,174 shares of
Common Stock underlying Common Warrants held by the Empery Funds which are not exercisable within 60 days of June 20, 2025 by virtue of the beneficial ownership limitations described in footnote 2.
(11)
Intracoastal Capital LLC: Includes 182,118 shares of Common Stock underlying the Common Warrants held as of June 20, 2025.
Excludes 243,382 shares of Common Stock underlying Common Warrants which are not exercisable within 60 days of June 20, 2025 by virtue of the beneficial ownership limitations described in footnote 2. Mitchell P. Kopin (“Mr. Kopin”) and Daniel B. Asher (“Mr.
Asher”), each of whom are managers of Intracoastal Capital LLC (“Intracoastal”), have shared voting control and investment discretion over the securities reported herein that are held by Intracoastal. As a result, each of Mr. Kopin and Mr. Asher may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the securities reported herein that are held by
Intracoastal.
(12)
Includes 10 shares of common stock issuable upon the exercise of options that are exercisable and vesting RSUs on or within 60 days of June 20, 2025.
(13)
Includes 5 shares of common stock issuable upon the exercise of options that are exercisable and vesting RSUs on or within 60 days of June 20, 2025.
(14)
Includes 3 share of common stock issuable upon the exercise of options that are exercisable and vesting RSUs on or within 60 days of June 20, 2025.
(15)
Includes 18 shares of common stock issuable upon the exercise of options that are exercisable and vesting RSUs on or within 60 days of June 20, 2025.

Executive Officers

Set forth below is information regarding the positions, ages and business experience of each of our executive officers as of June 20, 2025. Biographical information with regard to Mr. White is presented under “Proposal 1—Election of Directors” in this Proxy Statement.

Name	Age	Position(s)
Marvin L. White	63	Chief Executive Officer and President
Jeffrey G. Lamothe	59	Executive Vice President and Chief Operating Officer
Daphne Taylor	59	Senior Vice President, Chief Financial Officer
SoYoung Kwon	56	Senior Vice President, General Counsel, Business Development and Corporate Affairs

Jeffrey G. Lamothe has served as our Executive Vice President and Chief Operating Officer since March 2023, previously Executive Vice President and Chief Financial Officer since February 2022 and Senior Vice President and Chief Financial Officer since July 2016. He previously served as Emergent’s Vice President Finance, Biosciences Division. Mr. Lamothe assumed this role in February 2014 when Emergent concluded the acquisition of Cangene Corporation (“Cangene”), where he was Chief Financial Officer. Mr. Lamothe assumed the role of Chief Financial Officer of Cangene in August 2012. Prior to that, Mr. Lamothe was the Chief Financial Officer for Smith Carter Architects and Engineers Incorporated, a position which he held from January 2010 until July 2012. He also previously served as President and Chief Executive Officer of Kitchen Craft Cabinetry after occupying the position of VP Finance and Chief Financial Officer with that organization. Mr. Lamothe’s other past experience includes serving as Chief Financial Officer for Motor Coach Industries and he has held various roles at James Richardson & Sons, Limited and Ernst & Young LLP. Mr. Lamothe earned his Bachelor of Commerce (honors) degree from the University of Manitoba and is a Chartered Accountant/CPA.

Daphne Taylor has served as our Senior Vice President, Chief Financial Officer since March 2023 and previously served as Aptevo’s Senior Vice President of Finance where she held responsibility for all strategic planning and budgeting, treasury activities, internal and external reporting, and financial compliance since May 2016. Prior to Aptevo, Ms Taylor’s career includes 25 years of financial experience in the life sciences and technology industries. Prior to joining Aptevo, Ms. Taylor served as Chief Financial Officer at BioLife Solutions. She also served as VP, Chief Accounting Officer, and Controller at Cardiac Science Corporation and in multiple other roles, including Controller at LookSmart, SpeedTrak, CoreMark International and Pacific Telesis. Ms. Taylor began her career at Coopers & Lybrand in San Francisco. She is active in her community and serves on the Finance Committee of the Northshore Schools Foundation. Ms. Taylor holds a Bachelor of Arts from Sonoma State University and is a Licensed CPA in Washington and California.

SoYoung Kwon has served as our Senior Vice President, General Counsel, Business Development and Corporate Affairs since March 2023, and Senior Vice President, General Counsel, Corporate Affairs and Human Resources since May 2021. Ms. Kwon serves as a Trustee of the Seattle Art Museum and President of the Washington Scholarship Foundation. She previously served as the Global Senior Vice President, General Counsel and Corporate Secretary at AGC Biologics, a contract development and manufacturing organization with facilities in the US, Europe and Asia from September 2015 to May 2021. Ms. Kwon assumed this role after CMC Biologics, where she was Vice President, General Counsel and Corporate Secretary since September 2015, was acquired by AGC Inc. in December 2016. Prior to that,  Ms. Kwon was the Vice President, General Counsel and Corporate Secretary at Onvia, Inc. from 2008 to 2015. Ms. Kwon’s other past experience includes serving as Senior Counsel at Safeco Corporation and a Corporate Associate at Graham & Dunn PC (now Miller Nash LLP). Ms. Kwon earned her Bachelor of Arts from the University of Washington and her Juris Doctorate from Willamette University College of Law.

Executive Compensation

Summary Compensation Table

The following table shows for 2024 and 2023 compensation awarded to or paid to, or earned by, the Company’s Chief Executive Officer and its two other most highly compensated executive officers as of December 31, 2024 (the “named executive officers”).

Name and Principal Position	Year	Salary	Equity Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	Total
Marvin L. White	2024	$575,000	$4,420	$316,250	$10,350	$906,020
Chief Executive Officer and President	2023	$565,123	$32,052	$266,371	$9,900	$873,446

Jeffrey G. Lamothe (4)	2024	$480,000	$1,914	$216,000	$10,350	$708,264
Executive Vice President and Chief Operating Officer	2023	$469,808	$19,074	$242,803	$9,900	$741,585

SoYoung Kwon(5)	2024	$450,000	$1,322	$180,000	$10,350	$641,672
Senior Vice President, General Counsel, Business Development and Corporate Affairs	2023	$424,616	$15,365	$204,850	$9,900	$654,731

(1)
The amounts in the “Equity Awards” column reflect grant date fair values determined in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 for equity awards granted to the NEO during the applicable year. The assumptions we use in calculating these amounts are discussed in Note 1 of the notes to our consolidated financial statements for the year ended December 31, 2024 included in our Annual Report on Form 10-K.
(2)
Amounts represent annual bonuses, the payout of which is based on the attainment of corporate and individual performance goals as determined by the Compensation Committee. Payment of 2024 executive bonuses were paid in March 2025. Additional detail is included below under “Base Salaries and Target Bonuses.”
(3)
Amounts represent 401(k) matching contributions.
(4)
Mr. Lamothe was appointed Executive Vice President and Chief Operating Officer on March 3, 2023.
(5)
Ms. Kwon was appointed Senior Vice President, General Counsel, Business Development and Corporate Affairs on March 3, 2023.

Agreements with Named Executive Officers

The Company does not have any employment contracts with its named executive officers; however, the Company does have an Amended and Restated Senior Management Severance Plan (the “Severance Plan”) in which each of our named executive officers participates. For more information regarding the Severance Plan, see the section entitled “Severance and Change in Control.”

Base Salaries and Target Bonuses

The Compensation Committee (referred to in this Executive Compensation section as the “Committee”) approved annual base salaries and target bonuses for 2024. Annual target bonuses are calculated as a percentage of the named executive officer’s base salary and payout of the annual target bonuses is based on the achievement of pre-established corporate performance goals as determined by the Compensation Committee, as well as individual performance and other factors deemed relevant by the Compensation Committee. 90% of our Chief Executive Officer’s bonus payout is based on corporate performance with 10% based on individual performance whereas 70% of our other named executive officers’ bonus payout is based on corporate performance with 30% based on individual performance. For 2024, the Compensation Committee established corporate performance goals that were challenging, but attainable. They included goals related to Aptevo’s business, such as clinical trial progress, as well as strategic milestones and financial metrics. The following table sets forth the base salary, target bonus percentages, and target bonus amounts for 2024:

Name and Title	2024 Base Salary	2024 Target Bonus Percentage	2024 Target Bonus
Marvin L. White	$575,000	55%	$316,250
Chief Executive Officer and President
Jeffrey G. Lamothe	$480,000	45%	$216,000
Executive Vice President and Chief Operating Officer
SoYoung Kwon	$450,000	40%	$180,000
Senior Vice President, General Counsel, Business Development and Corporate Affairs

Consistent with historic practice, in the first quarter of 2025, the Committee reviewed the Company’s 2024 performance against the corporate performance goals. After taking into consideration the challenges and management’s response thereto, as well as individual performance, the Compensation Committee determined to pay out the annual target bonuses at 72% for the corporate weighting factor of the target bonus for each named executive officer and 100% for the individual performance weighting factor of the target bonus for each named executive officer.

Option and RSU Awards

The Committee approved the following option and RSU grants to our named executive officers in 2024: and each award vests in equal annual installments over the first three anniversaries of the date of grant, subject to the named executive officer's continued service through the vesting date:

Name and Title	RSUs (# of shares)	Options (# of shares)
Marvin L. White
Chief Executive Officer and President	31	2
Jeffrey G. Lamothe
Executive Vice President and Chief Operating Officer	17	—
SoYoung Kwon
Senior Vice President, General Counsel, Business Development and Corporate Affairs	11	—

Stock Ownership Guidelines

Aptevo’s Board of Directors and Section 16 Officer Stock Ownership and Retention Policy (“Stock Ownership Guidelines”) encourages our executive officers and non-employee directors to own shares of Company stock in order to promote the alignment of our executive officers and directors with the long-term interests of our stockholders and to further promote our commitment to sound corporate governance. The Stock Ownership Guidelines require the Company’s Chief Executive Officer, non-employee directors and other Section 16 officers (“Covered Persons”) to own a target number of qualifying stock of the Company (beneficially owned stock and unvested restricted stock units) by Company grant and through individual purchase within five years of becoming a Covered Person. Our non-employee directors are expected to obtain a target number of qualifying shares of stock that has a value equal to one time the Board annual retainer fees. Our Chief Executive Officer is expected to obtain a target number of qualifying shares of stock that has a value equal to three times the Chief Executive Officer’s base salary. Our other Section 16 officers are expected to obtain a target number of qualifying stock that has a value equal to one time their base salary. Due to declining stock price, Covered Persons do not currently meet the target number of shares. Covered Persons must retain 50% of after-tax shares after vesting or exercise until ownership guidelines are met.

Outstanding Equity Awards at December 31, 2024

The following table sets forth information regarding unexercised Aptevo stock options and unvested restricted stock unit awards outstanding as of December 31, 2024 for each of our named executive officers.

	2024 Outstanding Equity Awards at Fiscal Year-End
	Options Awards						Stock Awards
	Number of Securities Underlying
Name	Exercisable		Unexercisable		Option Award Exercise Price	Option Award Expiration Date	Unvested Stock Awards		Market Value Unvested Stock Awards
Marvin L. White	1	(1)	—		$1,090,760.00	1/29/2031	—		$—
			1	(2)	$70,004.00	3/2/2033	1	(2)	$86.20
	—		—		$—	—	30.00	(3)	$2,586.00

Jeffrey G. Lamothe	—		—		—	—	17.00	(4)	$1,465.40

SoYoung Kwon	—		—		—	—	11.00	(5)	$948.20

(1)
The option fully vested on January 28, 2024
(2)
The stock option was granted on March 3, 2023, and vests over three years: one-third on March 3, 2024, one-third on March 3, 2025, and the final one-third on March 3, 2026.
(3)
The RSU was granted on July 17, 2024, and vests over three years: one-third on July 17, 2025, one-third on July 17, 2026, and the final one-third on July 17, 2027.
(4)
The RSU was granted on July 17, 2024, and vests over three years: one-third on July 17, 2025, one-third on July 17, 2026, and the final one-third on July 17, 2027.
(5)
The RSU was granted on July 17, 2024, and vests over three years: one-third on July 17, 2025, one-third on July 17, 2026, and the final one-third on July 17, 2027.

Tax-Qualified Defined Contribution Plan

Aptevo has established a defined contribution savings plan under Section 401(k) of the Internal Revenue Code, as amended. The 401(k) Plan covers all employees, including the named executive officers. Under the 401(k) Plan, employees may make elective salary deferrals. Aptevo currently provides for matching of qualified deferrals up to 50% of 401(k) employee deferral contributions, based on a maximum employee deferral rate of 6% of compensation.

Severance and Change in Control

Pursuant to the Severance Plan, in the event a named executive officer is terminated by the Company without Cause (as defined in the Severance Plan), other than in connection with a change of control of the Company as discussed below, such named executive officer is entitled to the following:

•
unpaid base salary;
•
accrued but unused paid-time-off through date of termination;
•
reimbursement for any unreimbursed expense incurred by the named executive officer prior to date of termination;
•
employee and fringe benefits and perquisites to which the named executive officer may be entitled to as of the date of termination;
•
an amount equal to the percentage of the named executive officer’s base salary plus target bonus set forth in the table below opposite such named executive officer’s title, to be paid, in equal installments over the period set forth in the table below opposite such named executive officer’s title:

Title	Percentage of Compensation	Period (months)
Chief Executive Officer (Mr. White)	150%	18
Executive Vice President (Mr. Lamothe)	125%	15
Senior Vice President (Ms. Kwon)	75%	9

•
any bonus earned but unpaid as of the date of termination for any previously completed year, to be paid in a lump sum;
•
pro rata target annual bonus in respect of the year of termination, to be paid in a single lump-sum; and
•
continued eligibility for such named executive officer and his/her eligible dependents to receive employee benefits for 18 months in the case of Mr. White, 15 months in the case of Mr. Lamothe and 9 months in the case of Ms. Kwon.

If during the term of the Severance Plan, (i) the named executive officer’s employment is terminated by the Company without Cause, or a named executive officer resigns for Good Reason (as defined in the Severance Plan), in each case within eighteen (18) months following a Change of Control (as defined in the Severance Plan), or (ii) a named executive officer’s employment with the Company is terminated prior to a Change of Control (which subsequently occurs) at the request of a party involved in such Change of Control, or otherwise in connection with or in anticipation of a Change of Control, a named executive officer may be provided a cash lump sum payment within thirty (30) days of termination of employment equal to the sum of:

•
any unpaid base salary;
•
accrued but unused paid-time-off through date of termination;
•
reimbursement of unreimbursed expenses incurred by the named executive officer prior to date of termination;
•
any bonus earned but unpaid as of the date of termination for any previously completed year;
•
pro rata target annual bonus in respect of the year of termination; and
•
an amount equal to the percentage of such named executive officer’s compensation set forth in the table below opposite such named executive officer’s title:

Title	Percentage of Compensation
Chief Executive Officer (Mr. White)	250%
Executive Vice President (Mr. Lamothe)	200%
Senior Vice President (Ms. Kwon)	150%

Additionally, any unvested company stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-unit awards held by such named executive officer that are outstanding on the date of the termination of employment would become fully vested as of such date and the period during which any equity award held by such named executive officer that is outstanding on such date may be exercised would be extended to a date that is the later of the fifteenth day of the third month following the date, or December 31 of the calendar year in which such equity award would otherwise have expired if the exercise period had not been extended but not beyond the final date such equity award could be exercised if the participant employment had not terminated, in each case based on the terms of such equity award at the original grant date. The named executive officer would be entitled to any employee benefits to which he or she may be entitled as of the date of termination of employment under the relevant plans, policies and programs of the Company. The named executive officer and his/her eligible dependents would also be eligible for continued benefits for a period of 30 months in the case of Mr. White, 24 months in the case of Mr. Lamothe and 12 months in case of Ms. Kwon. Additionally, all rights such named executive officer has to indemnification from the Company immediately prior to the Change of Control will be retained for the maximum period permitted by applicable law and any director’s and officer’s liability insurance would continue through the period of any applicable statute of limitations. The Company would also be required to advance the named executive officer all costs and expenses, including all attorneys’ fees, incurred in connection with any legal proceedings relating to his or her termination or the interpretation of the Severance Plan.

If during the term of the Severance Plan, the named executive officer’s employment is terminated with Cause, then the named executive officer would not be entitled to receive any compensation, benefits or rights and any stock options or other equity participation benefits vested on or prior to the date of such termination, would immediately terminate.

The payment of certain amounts provided for by the Severance Plan is subject to: (1) the named executive officer’s continued compliance with the non-solicit and non-competition terms of his or her executed acknowledgment form; (2) the named executive officer’s cooperation with any reasonable request that may be made by the Company (upon reasonable notice and at the Company’s expense) in connection with any investigation, litigation, or other similar activity to which the Company or any affiliate is or may be a party or otherwise involved and for which such named executive officer may have relevant information; and (3) the named executive officer’s execution of a suitable waiver and release under which the named executive officer releases and discharges the Company and its affiliates from and on account of any and all claims that relate to or arise out of the employment relationship between the Company and the named executive officer.

Equity Grant Practices

Grants to the executive officers are generally made at the Compensation Committee meeting each year, after results for the preceding fiscal year become available and after review and evaluation of each executive officer’s performance, which enables the Compensation Committee to consider both the prior year’s performance and expectations for the succeeding year in making grant decisions. However, the Compensation Committee may make grants at any time during the year it deems appropriate.

The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of equity awards, and we do not time the disclosure of such material nonpublic information for purposes of affecting the exercise price of such awards or the value of executive compensation.

In addition, we do not grant equity awards during the four business days prior to or the one business day following the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a Form 8-K that discloses material nonpublic information. During fiscal year 2024, we did not grant equity awards to our NEOs during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information.

Compensation Recovery Policy

In April 2023, our Compensation Committee adopted a policy for the recovery of certain incentive-based compensation from current and former executive officers in the event of a “material” financial restatement, regardless of whether the executive was at fault, in accordance with rules issued by the SEC and the Nasdaq Stock Market. The policy allows for the recovery of compensation that is erroneously received during the three-year period preceding the date the Company is required to prepare an accounting restatement of previously issued financial statements of the Company due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously-issued financial statements that is material to the previously-issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. There are limited exceptions to recovery of erroneously awarded compensation under the policy and indemnification of executive officers is prohibited. Cash incentives under the Company’s bonus plan would not be considered incentive-based compensation subject to recovery under the policy since such awards are generally earned upon satisfaction of strategic or operational metrics. In addition, the Company's equity awards for executive officers, such as stock options and restricted stock units, would not be subject to recovery under the policy since such awards are not contingent upon the attainment of any financial reporting measures and vesting is contingent solely upon completion of a specific employment period. During 2024, there were no events that triggered a right to a recovery of compensation from any of our current or former executive officers pursuant to this policy.

Pay versus Performance

The following table shows the total compensation for our principal executive officer and the average compensation for our other named executive officers during the last three fiscal years ended December 31, 2024, 2023 and 2022 compared to our net income and total shareholder return for the last three fiscal years.

Year	Summary of Compensation Table Total for Principal Executive Officer ("PEO") (1)	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for non-PEO Named Executive Officers ("Non-PEO NEOs")(1)	Average Compensation Actually Paid to non-PEO NEOs	Value of Initial Fixed $100 Investment Based On Total Shareholder Return	Net Income (Loss)
2024	$846,337	$837,486	$690,845	$690,434	$0.03	$(24,130,000)
2023	$916,403	$809,956	$663,410	$574,811	$0.49	$(17,411,000)
2022	$1,171,168	$786,510	$859,758	$662,672	$6	$8,027,000

(1)
For fiscal 2024, 2023 and 2022, our non-PEO NEOs were Jeffrey G. Lamothe and SoYoung Kwon.

The 2024 compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs reflects the following adjustments from total compensation reported in the Summary Compensation Table:

	PEO	Average of Non-PEOs
Total compensation reported in the Summary Compensation Table	846,337	690,845
Deduct the equity compensation reported in the Summary Compensation Table in column (Stock Awards) and column (Option Awards),	(4,420)	(1,618)
Add year end fair value all awards granted during 2024 that are outstanding and unvested as of the end of the fiscal year;	2,586	1,207
Add change in fair value (from prior year-end) of prior year equity awards that are unvested and outstanding	(6,996)	-
Add the amount equal to the change as of the vesting date (from the end of the prior year) in fair value of any awards granted in any prior year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year	(22)	-
Compensation Actually Paid for Fiscal Year 2024	837,486	690,434

The 2023 compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs reflects the following adjustments from total compensation reported in the Summary Compensation Table:

	PEO	Average of Non-PEOs
Total compensation reported in the Summary Compensation Table	916,403	663,410
Deduct the equity compensation reported in the Summary Compensation Table in column (Stock Awards) and column (Option Awards),	(32,052)	(17,220)
Add year end fair value all awards granted during 2023 that are outstanding and unvested as of the end of the fiscal year;	8,668	2,992
Add change in fair value (from prior year-end) of prior year equity awards that are unvested and outstanding	(79,272)	(59,666)
Add the amount equal to the change as of the vesting date (from the end of the prior year) in fair value of any awards granted in any prior year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year	(3,791)	(14,705)
Compensation Actually Paid for Fiscal Year 2023	809,956	574,811

The 2022 compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs reflects the following adjustments from total compensation reported in the Summary Compensation Table:

	PEO	Average of Non-PEOs
Total compensation reported in the Summary Compensation Table	1,171,168	859,758
Deduct the equity compensation reported in the Summary Compensation Table in column (Stock Awards) and column (Option Awards),	(278,307)	(220,057)
Add year end fair value all awards granted during 2022 that are outstanding and unvested as of the end of the fiscal year;	100,338	97,776
Add change in fair value (from prior year-end) of prior year equity awards that are unvested and outstanding	(156,100)	(56,438)
Add the amount equal to the change as of the vesting date (from the end of the prior year) in fair value of any awards granted in any prior year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year	(50,589)	(18,367)
Compensation Actually Paid for Fiscal Year 2022	786,510	662,672

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Income (Loss)

Since we are not a commercial-stage company, we did not have net income during the periods presented, other than non-recurring net income in 2022 associated with an amendment to a royalty purchase agreement with an entity managed by HealthCare Royalty Management, LLC. Consequently, we have not historically looked to net income (loss) as a performance measure for our executive compensation program. Moreover, as an early-stage pre-commercial company with no revenue, we do not believe there is any meaningful relationship between our net loss and compensation actually paid to our NEOs during the periods presented. In 2023 and 2024, our net loss increased and the compensation actually paid for both our PEO and non-PEO NEOs increased between 2023 and 2024. In 2022 and 2023, our net income (loss) decreased and the compensation actually paid for our PEO increased and the compensation actually paid for our non-PEO NEOs decreased between 2022 and 2023.

Compensation Actually Paid and Cumulative TSR

The chart below shows the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs, on the one hand, to the Company’s cumulative TSR over the two years presented in the table, on the other. We utilize several performance measures to align executive compensation with our performance, but those tend not to be financial performance measures, such as TSR. For example, as described in more detail above, part of the compensation our NEOs are eligible to receive consists of annual performance-based cash bonuses which are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals.

Compensation Actually Paid and Cumulative TSR
Compensation Actually Paid
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
Cumulative TSR
(Value of Initial $100 Investmet)
$100.00
$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
12/31/2021
12/31/2022
12/31/2023
12/31/2024
PEO
Average for non-PEO NEO's
Cumulative TSR

All information provided above under the heading “Pay Versus Performance” will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

Director Compensation

The following table shows for 2024 certain information with respect to the compensation of all non-employee directors of the Company:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)
Daniel J. Abdun-Nabi	$67,500	-	$67,500
Grady Grant, III	$65,000	-	$65,000
Zsolt Harsanyi, Ph.D.	$87,500	-	$87,500
Barbara Lopez Kunz	$72,500	-	$72,500
John E. Niederhuber, M.D.	$82,500	-	$82,500

(1)
Each non-employee director was awarded 25 RSUs on July 17, 2024, which vests in full on the first anniversary of the date of grant. The amounts in "Stock Awards" column reflect grant date fair values determined in accordance with FASB ASC Topic 718 for the RSUs granted to each non-employee director during 2024.

As of December 31, 2024, each of our non-employee directors held the following outstanding option and RSU awards:

Name	Number of Option Shares Vested as of December 31, 2024	Number of Option Shares Unvested as of December 31, 2024	Number of RSUs Unvested as of December 31, 2024(1)
Daniel J. Abdun-Nabi	-	-	1
Grady Grant, III	-	-	1
Zsolt Harsanyi, Ph.D.	-	-	1
Barbara Lopez Kunz	-	-	1
John E. Niederhuber, M.D.	-	-	1

(1)
Each non-employee director was awarded 25 RSUs on July 17, 2024, which vests in full on the first anniversary of the date of grant.

Under the Aptevo Directors Compensation Program, Aptevo’s non-employee directors receive the compensation set forth in the table below. We also reimburse Aptevo’s non-employee directors for reasonable out-of-pocket expenses incurred in connection with attending our board and committee meetings. Payments are made on a quarterly basis.

Element	Program
Annual Cash Retainer	$40,000
Board Chair	$50,000
Committee Chair Retainer	$20,000 Audit $15,000 Compensation $15,000 Nominating/Governance $20,000 Executive
Committee Member Retainer	$10,000 Audit $7,500 Compensation $7,500 Nominating/Governance $10,000 Executive
Annual Equity Grant	1 RSU
Initial Equity Grant	1 RSU

The Board of Directors appointed Dr. Niederhuber as the Company’s Chairman of the Board effective April 1, 2022. The Board of Directors did not appoint a new Vice Chairman when Dr. Niederhuber became Board Chair. Upon a review of competitive market data and based upon advice from Willis Towers Watson, the Compensation Committee’s independent consultant, the Board of Directors established a cash retainer of $50,000 for the Board Chair in 2024. In addition, the mix of equity of annual grants for the Board of Directors was shifted to 100% RSUs (from 50% options and 50% RSUs) since the role of equity for non-employee directors is primarily to ensure compensation that is stockholder aligned and should avoid focus on stock price volatility. Shifting to RSUs will maximize intrinsic value and may support attraction and retention of Board members. Also, the vesting of annual equity grants to non-employee directors was adjusted to 1-year cliff vesting on the first anniversary of the date of grant from 3-year ratable vesting, consistent with peer and broader market practice. 3-year vesting on initial equity grants remains unchanged. The Board also established an annual retainer for the Executive Committee Chair of $20,000 and an annual retainer of $10,000 for each non-employee Executive Committee Member in 2024.

Transactions With Related Persons

Related Person Transaction Policy

In 2016, we adopted a written Related Person Transaction Policy (“Policy”) that sets forth our policies and procedures for the review and approval or ratification of related person transactions. For purposes of our policy only, a “Related Person Transaction” is a transaction, arrangement or relationship in which we and any “related persons” are participants involving an amount that exceeds $120,000. A related person is an executive officer, director, or more than 5% stockholder of any class of our voting securities, including any of their immediate family members.

Any Related Person Transaction proposed to be entered into by the Company must be reported to the Company’s General Counsel and shall be reviewed and approved by the Audit Committee of the Board (the “Committee”) in accordance with the terms of this Policy. If the General Counsel determines that advance approval of a Related Person Transaction is not practicable under the circumstances, the Committee shall review and, in its discretion, may ratify the Related Person Transaction at the next meeting of the Committee, or at the next meeting following the date that the Related Person Transaction comes to the attention of the General Counsel. Any Related Person Transaction previously approved by the Committee or otherwise already existing that is ongoing in nature shall be reviewed by the Committee annually.

A Related Person Transaction reviewed under this Policy will be considered approved or ratified if it is authorized by the Committee in accordance with the standards set forth in this Policy after full disclosure of the Related Person’s interests in the transaction. As appropriate for the circumstances, the Committee shall review and consider: (a) the Related Person’s interest in the Related Person Transaction; (b) the approximate dollar value of the amount involved in the Related Person Transaction; (c) the approximate dollar value of the amount of the Related Person’s interest in the transaction without regard to the amount of any profit or loss; (d) whether the transaction was undertaken in the ordinary course of business of the Company; (e) whether the transaction with the Related Person is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party; (f) the purpose of, and the potential benefits to the Company of, the transaction; and (g) any other information regarding the Related Person Transaction or the Related Person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The Committee will review all relevant information available to it about the Related Person Transaction. The Committee may approve or ratify the Related Person Transaction only if the Committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, the best interests of the Company. The Committee may, in its sole discretion, impose such conditions as it deems appropriate on the Company or the Related Person in connection with approval of the Related Person Transaction.

There were no Related Person Transactions during fiscal 2024 or 2023.

Indemnity Agreements

The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s Bylaws.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Aptevo stockholders will be “householding” the Company’s proxy materials. A single proxy statement and proxy card will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker or Aptevo. Direct your written request to Aptevo Therapeutics Inc., Attn: SoYoung Kwon, Corporate Secretary, 2401 4th Avenue, Suite 1050, Seattle, Washington 98121 or contact SoYoung Kwon at (206) 496-3966. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Other Matters

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy card to vote on such matters in accordance with their best judgment.

Forward-Looking Statements

This Proxy Statement contains a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this Proxy Statement, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

Websites

The information contained on the websites referenced in this Proxy Statement are not incorporated by reference into this Proxy Statement. Further, references to website URLs are intended to be inactive textual references only.

Appendix A

CERTIFICATE OF AMENDMENT OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

APTEVO THERAPEUTICS INC.

APTEVO THERAPEUTICS INC., a corporation organized and existing under the laws of the State of

Delaware, hereby certifies as follows:

FIRST: The name of this corporation is Aptevo Therapeutics Inc. (the “Company”).

SECOND: The date on which the Company’s Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware is February 22, 2016.

THIRD: The Board of Directors of the Company, acting in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as heretofore amended (the “Certificate of Incorporation”), by adding the following at the end of the first paragraph of Article FOURTH of the Certificate of Incorporation:

“Effective as of the effective time of 5:01 p.m., Eastern time, on , 2025 (the “July 2025 Reverse Split Effective Time”), 1-for-[•] shares of the Company’s Common Stock, par value $0.001 per share, issued and outstanding immediately prior to the 2025 Reverse Split Effective Time shall, automatically and without any action on the part of the Company or the respective holders thereof, be combined into one (1) share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “July 2025 Reverse Split”); provided, however, no fractional shares of Common Stock shall be issued as a result of the July 2025 Reverse Split and, in lieu thereof, upon receipt after the July 2025 Reverse Split Effective Time by the exchange agent selected by the Company of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of the stock certificate(s) formerly representing shares of pre-July 2025 Reverse Split Common Stock, any stockholder who would otherwise be entitled to a fractional share of post-July 2025 Reverse Split Common Stock as a result of the July 2025 Reverse Split, following the July 2025 Reverse Split Effective Time (after taking into account all fractional shares of post-July 2025 Reverse Split Common Stock otherwise issuable to such stockholder), shall be entitled to receive a cash payment (without interest) equal to the fractional share of post-July 2025 Reverse Split Common Stock to which such stockholder would otherwise be entitled multiplied by the average of the closing sales prices of a share of the Company’s Common Stock (as adjusted to give effect to the July 2025 Reverse Split) on The Nasdaq Capital Market during regular trading hours for the five (5) consecutive trading days immediately preceding the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware. Each stock certificate that, immediately prior to the July 2025 Reverse Split Effective Time, represented shares of pre-July 2025 Reverse Split Common Stock shall, from and after the July 2025 Reverse Split Effective Time, automatically and without any action on the part of the Company or the respective holders thereof, represent that number of whole shares of post-July 2025 Reverse Split Common Stock into which the shares of pre-July 2025 Reverse Split Common Stock represented by such certificate shall have been combined (as well as the right to receive cash in lieu of any fractional shares of post-July 2025 Reverse Split Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of pre-July 2025 Reverse Split Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of post-July 2025 Reverse Split Common Stock into which the shares of pre-July 2025 Reverse Split Common Stock represented by such certificate shall have been combined pursuant to the July 2025 Reverse Split, as well as any cash in lieu of fractional shares of post-July 2025 Reverse Split Common Stock to which such holder may be entitled as set forth above. The July 2025 Reverse Split shall be effected on a record holder-by-record holder basis, such that any fractional shares of post-July 2025 Reverse Split Common Stock resulting from the July 2025 Reverse Split and held by a single record holder shall be aggregated.”

FOURTH: The foregoing amendment was submitted to the stockholders of the Company for their approval, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of

Delaware and shall be effective as of 5:01 p.m., Eastern time, on , 2025.

IN WITNESS WHEREOF, APTEVO THERAPEUTICS INC. has caused this Certificate of Amendment to be signed by its President and Chief Executive Officer this day of , 2025.

APTEVO THERAPEUTICS INC.

By: ____________________________________

Marvin L. White

President and Chief Executive Officer

Appendix B

APTEVO THERAPEUTICS INC.

THIRD AMENDED AND RESTATED 2018 STOCK INCENTIVE PLAN

1.Purpose

The purpose of this Third Amended and Restated 2018 Stock Incentive Plan (as amended and restated, the “Plan”) of Aptevo Therapeutics Inc., a Delaware corporation (together with its successors and assigns, the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any corporation, limited liability company, partnership or other entity in an unbroken chain of entities beginning with the Company, if each of the entities other than the last entity in the chain owns stock or other ownership interests possessing at least fifty percent (50%) of the total combined voting power in one (1) of the other entities in the chain (a “Subsidiary”) or corporation, limited liability company, partnership or other entity that owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company.

2.Eligibility and Types of Awards

(a) Any employee of the Company, including an officer of the Company or member of the Board of Directors (the “Board”) who also is treated as an employee (an “Employee”), member of the Board who is not an Employee of the Company or any of its Subsidiaries or affiliates (a “Non-Employee Director”), and consultant or advisor who is a natural person and who provides services to the Company or any Subsidiary under the applicable rules of the Securities and Exchange Commission (the “SEC”) for registration of shares of stock on a Form S-8 registration statement (a “Consultant”) is eligible to be granted Awards (as defined below) under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant.”

(b) The Plan provides for the following types of awards, each of which is referred to as an “Award”: Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), RSUs (as defined in Section 7), Other Stock-Based Awards (as defined in Section 8), and Cash-Based Awards (as defined in Section 8). Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

3.Administration and Delegation

(a) Administration by Board of Directors. The Plan will be administered by the Compensation Committee of the Board (the “Committee”), which shall consist of two or more members who are not current or former officers or employees of the Company, who are “non-employee directors” to the extent required by and within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any similar rule that may subsequently be in effect (“Rule 16b-3”), and who are “independent” pursuant to the rules of the Nasdaq Stock Market, LLC (“Nasdaq”). The Committee shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Committee may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award. All actions and decisions by the Committee with respect to the Plan and any Awards shall be made in the Committee’s discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

(b) Manner of Exercise of Committee Authority. Except as provided below, the Committee may, to the extent that any such action will not prevent the Plan or any award under the Plan from complying with Rule 16b-3, the rules of the Nasdaq applicable to companies listed for trading thereon or any other law, delegate any of its authority hereunder to such persons as it deems appropriate. The full Board may perform any function of the Committee hereunder except to the extent limited under Nasdaq rules, in which case as used in this Plan the term “Committee” shall refer to the Board.

(c) Delegation to Officers. Subject to any requirements of applicable law (including as applicable Sections 152 and 157(c) of the General Corporation Law of the State of Delaware), the Committee may delegate to one or more officers of the Company the power to grant Awards (subject to any limitations under the Plan) to employees or officers of the Company and to exercise such other powers under the Plan as the Committee may determine, provided that the Committee shall fix the terms of Awards to be granted by such officers, the maximum number of shares subject to Awards that the officers may grant, and the time period in which such Awards may be granted; and provided further, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Exchange Act) or to any “officer” of the Company (as defined by Rule 16a-1(f) under the Exchange Act).

(d) Awards to Non-Employee Directors. Awards to Non-Employee Directors will be granted and administered by a Committee, all of the members of which are independent directors as defined by Nasdaq Listing Rule 5605(a)(2). The foregoing notwithstanding, the Board may perform the functions of the Committee for purposes of granting Awards under the Plan to Non-Employee Directors.

(e) Minimum Vesting Requirements. Notwithstanding any other provision of the Plan, no Award, other than Cash-Based Awards, may vest (or, if applicable, be exercisable) until at least twelve (12) months following the date of grant of the Award; provided, however, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) Substitute Awards (as defined below); (ii) Awards to Non-Employee Directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders that is at least 50 weeks after the immediately preceding year’s annual meeting; and (iii) any additional Awards that the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan, subject to adjustments made in accordance with under Section 10; provided, further, that the foregoing restrictions do not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award in cases of death, disability, Reorganization Event, or a Change in Control Event, in the terms of the Award document or otherwise.

(f) Dividend Equivalents. Subject to Section 3(g), the Committee is authorized to grant to Participants a right under this Plan, to receive cash, Common Stock (as defined below), other Awards or other property equal in value to all or a specified portion of the dividends paid with respect to a specified number of shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall not be permitted on Options and SARs. Such Dividend Equivalents shall be subject to the same vesting terms as applied to the original Award to which it relates.

(g) Treatment of Dividends and Dividend Equivalents on Unvested Awards. Notwithstanding any other provision of the Plan, with respect to any Award that provides for or includes a right to dividends or Dividend Equivalents, if dividends are declared during the period that an equity Award is unvested, such dividends (or Dividend Equivalents) shall either (i) not be paid or credited with respect to such Award or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable Award and shall only be paid at the time or times such vesting requirement(s) are satisfied. In no event shall dividends or dividend equivalents be paid with respect to Options or SARs.

4.Stock Available for Awards

(a) Authorized Number of Shares. Subject to adjustment under Section 10, the maximum number of shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”) that may be issued in respect of Awards granted under the Plan shall be (i) [•] shares of Common Stock, plus (ii) any shares of Common Stock available for issuance under the Plan immediately prior to the Effective Date (up to [•] shares), plus (iii) any Returning Shares (as defined below) (collectively, the “Share Reserve”). Any or all of these shares of Common Stock may be granted as Awards that are Incentive Stock Options (as defined in Section 5(a)).

(b) Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan under Section 4(a):

(1) the number of shares to which an Award relates shall be counted against the Share Reserve at the grant date of the Award, unless such number of shares cannot be determined at that time, in which case the number of shares actually distributed pursuant to the Award shall be counted against the Share Reserve at the time of distribution; provided, however, that Awards related to or retroactively added to, or granted in tandem with, substituted for or converted into, other Awards shall be counted or not counted against the Share Reserve in accordance with procedures adopted by the Committee or its designee so as to ensure appropriate counting, but to avoid double counting;

(2) if any shares to which an Award relates are (A) forfeited, canceled or payment is made to the Participant in the form of cash, cash equivalents or other property other than shares; (B) tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award other than an Option or SAR; or (C) otherwise terminate without payment being made to the Participant in the form of shares, such shares shall be added back to the Share Reserve (such shares, the “Returning Shares”);

(3) notwithstanding the foregoing, the following shares shall not be added back to the Share Reserve: (A) shares previously owned or acquired by the Participant that are delivered to the Company, or withheld from an Award, to pay the exercise price of an Award, (B) shares that are delivered or withheld for purposes of satisfying a tax withholding obligation relating to an Option or SAR, (C) shares not issued or delivered as a result of the net settlement of an outstanding Option or SAR, or (D) shares repurchased on the open market with the proceeds of the exercise price of an Option;

(4) subject to applicable stock exchange requirements, Substitute Awards shall not count against the Share Reserve, nor shall shares subject to a Substitute Award again be available for Awards under the Plan to the extent of any forfeiture, expiration or cash settlement as provided in Section 4(b)(2); and

(5) shares of Common Stock delivered by the Company under the Plan may be authorized but unissued Common Stock or previously-issued Common Stock acquired by the Company.

(c) Limit on Awards to Non-Employee Directors. Subject to adjustment as described in Section 10, the maximum aggregate grant date value of shares of Common Stock subject to Awards granted to any Non-Employee Director during any calendar year, taken together with any cash fees earned by such non-employee director for services rendered during the calendar year, shall not exceed $1,000,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes). The Committee may make exceptions to this limit for a non-executive chair of the Committee or, in extraordinary circumstances, for other individual Non-Employee Directors, as the Committee may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation.

(d) Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Committee may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof (the “Substitute Awards”). Substitute Awards may be granted on such terms as the Committee deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a), except as may be required by reason of Section 422 and related provisions of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”).

5.Stock Options

(a) General. Subject to the terms and provisions of the Plan, options to purchase Common Stock (each, an “Option”) may be granted to Participants in such number (subject to Section 4), and upon such terms, and at such time and from time to time as shall be determined by the Committee. Each Option grant shall be evidenced by an Award agreement that shall specify the exercise price, the maximum duration of the Option, the number of shares of Common Stock to which the Option pertains, the conditions upon which the Option shall become exercisable and such other provisions as the Committee shall determine, which are not inconsistent with the terms of the Plan. The Award agreement also shall specify whether the Option is intended to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) or an Option that is not intended to be an Incentive Stock Option (a “Nonstatutory Stock Option”). To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option, or the portion thereof which does not so qualify, shall constitute a separate Nonstatutory Stock Option.

(b) Incentive Stock Options. An Option that the Committee intends to be an Incentive Stock Option shall only be granted to employees of the Company or a subsidiary of the Company on the grant date of such Option, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other person, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.

$100,000 Per Year Limitation. Notwithstanding any intent to grant Incentive Stock Options, an Option granted under the Plan will not be considered an Incentive Stock Option to the extent that it, together with any other “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to subsection (d) of such Section) under the Plan and any other “incentive stock option” plans of the Company, any subsidiary of the Company and any “parent corporation” of the Company within the meaning of Section 424(e) of the Code, are exercisable for the first time by any Participant during any calendar year with respect to shares of Common Stock having an aggregate Grant Date Fair Market Value (as defined below) in excess of $100,000 (or such other limit as may be required by the Code). The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.

Options Granted to Certain Stockholders. No Incentive Stock Option shall be granted to an individual otherwise eligible to participate in the Plan who owns (within the meaning of Section 424(d) of the Code), at the date such Option is granted, more than 10% of the total combined voting power of all classes of stock of the Company or a subsidiary of the Company or any “parent corporation” of the Company within the meaning of Section 424(e) of the Code. This restriction does not apply if at the grant date of such Incentive Stock Option the exercise price of the Incentive Stock Option is at least 110% of the Grant Date Fair Market Value, and the Incentive Stock Option by its terms is not exercisable after the expiration of five years from such grant date.

Exercise Price. The Committee shall establish the exercise price of each Option or the formula by which such exercise price will be determined. The exercise price shall be specified in the applicable Option Award agreement. The exercise price shall be not less than 100% of the Grant Date Fair Market Value (as defined below) on the date the Option is granted; provided that if the Committee approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Grant

Date Fair Market Value on such future date. “Grant Date Fair Market Value” of a share of Common Stock for purposes of the Plan will be determined as follows:

(1) if the Common Stock trades on a national securities exchange, the closing sale price (for the primary trading session) on the date of grant; or

(2) if the Common Stock does not trade on any such exchange, the average of the closing bid and asked prices as reported by an authorized OTCBB market data vendor as listed on the OTCBB website (otcbb.com) on the date of grant; or

(3) if the Common Stock is not publicly traded, the Committee will determine the Grant Date Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Section 409A (as defined below), except as the Committee may expressly determine otherwise.

For any date that is not a trading day, the Grant Date Fair Market Value of a share of Common Stock for such date will be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Committee can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures or can, in its sole discretion, use weighted averages either on a daily basis or such longer period as complies with Section 409A.

The Committee has sole discretion to determine the Grant Date Fair Market Value for purposes of the Plan, and all Awards are conditioned on the participants’ agreement that the Administrator’s determination is conclusive and binding even though others might make a different determination.

(c) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable Option agreement; provided, however, that no Incentive Stock Option will be granted with a term in excess of 10 years. The period of time over which a Nonstatutory Stock Option may be exercised shall be automatically extended if on the scheduled expiration date of such Option the Participant’s exercise of such Option would violate an applicable law; provided, however, that during such extended exercise period the Option may only be exercised to the extent the Option was exercisable in accordance with its terms immediately prior to such scheduled expiration date; provided further, however, that such extended exercise period shall end not later than 30 days after the exercise of such Option first would no longer violate such law.

(d) Exercise of Options. Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(e)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise. The Committee, in its discretion, may allow a Participant to exercise an Option that has not otherwise become exercisable pursuant to the applicable Award agreement, in which case the shares of Common Stock then issued shall be shares of Restricted Stock having a restricted period analogous to the exercisability provisions of the Option.

(e) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash, by check or by wire transfer, payable to the order of the Company;

(2) to the extent provided in the applicable Option agreement or approved by the Committee, by means of a broker-assisted “cashless exercise” pursuant to which a Participant may elect to deliver a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of shares of Common Stock sale or loan proceeds necessary to pay the exercise price for the Option, and, if requested, the amount of any federal, state, local or non-United States withholding taxes;

(3) to the extent provided for in the applicable Option agreement or approved by the Committee, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their fair market value (valued in the manner determined by (or in a manner approved by) the Committee), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Committee and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of such already owned shares of Common Stock may be authorized only as of the grant date of such Incentive Stock Option and provided further that such already owned shares of Common Stock must have been either previously acquired by the Participant on the open market or held by the Participant for at least six months at the time of exercise or meet any such other requirements as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such shares of Common Stock to pay the exercise price.

(4) to the extent provided for in the applicable Nonstatutory Stock Option Award agreement or approved by the Committee, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the fair market value of the Common Stock (valued in the manner determined by (or in a manner approved by) the Committee) on the date of exercise;

(5) to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Committee, by payment of such other lawful consideration as the Committee may determine; provided, however, that in no event may a promissory note of the Participant be used to pay the Option exercise price; or

(6) by any combination of the above permitted forms of payment or any other method approved or accepted by the Committee in its discretion.

Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment in accordance with the preceding provisions of this Section 5(e) and satisfaction of tax obligations in accordance with the terms of the Plan, the Company shall deliver to the Participant exercising an Option, in the Participant’s name, evidence of book entry shares of Common Stock, or, upon the Participant’s request, share certificates, in an appropriate amount based upon the number of shares of Common Stock purchased under the Option. Unless otherwise determined by the Committee, all payments under all of the methods described above shall be paid in United States dollars.

(f) Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(d)) covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the canceled option, (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current fair market value of the Common Stock (valued in the manner determined by (or in a manner approved by) the Committee), or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of Nasdaq.

(g) No Reload Options. No Option granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional Options in connection with any exercise of the original Option.

(h) Rights as a Stockholder. No Participant or other person shall become the beneficial owner of any shares of Common Stock subject to an Option, nor have any rights to dividends or other rights of a stockholder with respect to any such shares of Common Stock, until the Participant has actually received such shares of Common Stock following exercise of his or her Option in accordance with the provisions of the Plan and the applicable Award agreement.

(i) Termination of Employment or Service. Except as otherwise provided in the Award agreement, an Option may be exercised only to the extent that it is then exercisable, and if at all times during the period beginning with the date of granting of such Option and ending on the date of exercise of such Option the Participant is an Employee, Non-Employee Director or Consultant, and shall terminate immediately upon a termination of service of the Participant. An Option shall cease to become exercisable upon such termination of service of the holder thereof. Notwithstanding the foregoing provisions of this Section 5(i) to the contrary, the Committee may determine in its discretion that an Option may be exercised following any such termination of service, whether or not exercisable at the time of such termination of service. If there is an SEC blackout period (or a Committee-imposed blackout period) that prohibits the buying or selling of shares of Common Stock during any part of the ten day period before termination of any Option based on the termination of service of a Participant, the period for exercising such Option shall be automatically extended until ten days beyond when such blackout period ends. Notwithstanding any provision of the Plan or an Award agreement, in no event may an Option be exercised after the expiration date of the original term of such Option set forth in the applicable Award agreement, except as provided in the last sentence of Section 5(c).

6.Stock Appreciation Rights

(a) General. Subject to the terms and conditions of the Plan, the Committee may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Committee) determined by reference appreciation, from and after the date of grant, in the fair market value of a share of Common Stock (valued in the manner determined by (or in a manner approved by) the Committee) over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.

(b) Measurement Price. The Committee shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Grant Date Fair Market Value of the Common Stock on the date the SAR is granted; provided that if the Committee approves the grant of a SAR effective as of a future date, the measurement price shall be not less than 100% of the Grant Date Fair Market Value on such future date.

(c) Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years. The SAR Award agreement may provide that the period of time over which a SAR may be exercised shall be automatically extended if on the scheduled expiration date of such SAR the Participant’s exercise of such SAR would violate an applicable law; provided, however, that during such extended exercise period the SAR may only be exercised to the extent the SAR was exercisable in accordance with its terms immediately prior to such scheduled expiration date; provided further, however, that such extended exercise period shall end not later than 30 days after the exercise of such SAR first would no longer violate such law.

(d) Exercise of SARs. SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Committee.

(e) Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR, (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(d)) covering the same or a different number of shares of Common Stock and having an exercise or measurement price per share lower than the then-current measurement price per share of the canceled SAR, (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current fair market value of the Common Stock (valued in the manner determined by (or in a manner approved by) the Committee), or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the listing rules of Nasdaq.

(f) No Reload SARs. No SAR granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional SARs in connection with any exercise of the original SAR.

(g) Rights as a Stockholder. A Participant receiving a SAR shall have the rights of a stockholder only as to shares of Common Stock, if any, actually issued to such Participant upon satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Plan and the applicable Award agreement, and not with respect to shares of Common Stock to which such Award relates but which are not actually issued to such Participant.

(h) Termination of Employment or Service. Except as otherwise provided in the Award agreement, a SAR may be exercised only to the extent that it is then exercisable, and if at all times during the period beginning with the date of granting of such SAR and ending on the date of exercise of such SAR the Participant is an Employee, Non-Employee Director or Consultant, and shall terminate immediately upon a termination of service of the Participant. Notwithstanding the foregoing provisions of this Section 6(h) to the contrary, the Committee may determine in its discretion that a SAR may be exercised following any such termination of service, whether or not exercisable at the time of such termination of service; provided, however, that in no event may a SAR be exercised after the expiration date of such SAR specified in the applicable Award agreement, except as provided in the last sentence of Section 6(c).

7.Restricted Stock; RSUs

(a) General. Subject to the terms and provisions of the Plan, the Committee may, at any time and from time to time, grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Committee in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Committee for such Award. Subject to the terms and provisions of the Plan, the Committee may, at any time and from time to time, also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“RSUs”).

(b) Terms and Conditions for Restricted Stock and RSUs. The Committee shall determine the terms and conditions of Restricted Stock and RSUs, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

(c) Additional Provisions Relating to Restricted Stock.

(1) Dividends. Any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Unvested Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Unvested Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock. No interest will be paid on Unvested Dividends.

(2) Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the restrictions set forth in the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in such Award agreement, and the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to his or her Designated Beneficiary. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Committee, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.

(3) Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding shares of Restricted Stock shall be granted the right to exercise full voting rights with respect to those shares during the applicable period of restriction.

(4) Nontransferability of Restricted Stock. Except as otherwise provided under the Plan, shares of Restricted Stock may not be sold, transferred, pledged, assigned, encumbered, alienated, hypothecated or otherwise disposed of until the end of the applicable forfeitability provisions established by the Committee and specified in the Restricted Stock Award agreement.

(d) Additional Provisions Relating to RSUs.

(1) Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each RSU, the Participant shall be entitled to receive from the Company the number of shares of Common Stock specified in the Award agreement or (if so provided in the applicable Award agreement or otherwise determined by the Committee) an amount of cash equal to the fair market value (valued in the manner determined by (or in a manner approved by) the Committee) of such number of shares or a combination thereof. The Committee may provide that settlement of RSUs shall be deferred, on a mandatory basis or at the election of the Participant, in a manner that complies with Section 409A of the Code or any successor provision thereto, and the regulations thereunder (“Section 409A”).

(2) Voting Rights. A Participant shall have no voting rights with respect to any RSUs.

(3) Dividend Equivalents. The Award agreement for RSUs may provide Participants with the right to receive Dividend Equivalents. Dividend Equivalents shall be credited to an account for the Participant, may be settled in cash and/or shares of Common Stock and shall be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which paid, in each case to the extent provided in the Award agreement. No interest will be paid on Dividend Equivalents.

(4) Termination of Employment or Service. Except as otherwise provided in this Plan, during the period of restriction, any RSUs and/or shares of Restricted Stock held by a Participant shall be forfeited and revert to the Company (or, if shares of Restricted Sock were sold to the Participant, the Participant shall be required to resell such shares to the Company at cost) upon the Participant’s termination of service or the failure to meet or satisfy any applicable performance goals or other terms, conditions and restrictions to the extent set forth in the applicable Award agreement. Each applicable Award agreement shall set forth the extent to which, if any, the Participant shall have the right to retain RSUs and/or shares of Restricted Stock, then subject to the applicable period of restriction, following such Participant’s termination of service. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award agreement, need not be uniform among all such Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for, or circumstances of, such termination of service.

8.Other Stock-Based and Cash-Based Awards

(a) General. The Committee may grant other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Committee shall determine. The Company may also grant Awards denominated in cash rather than shares of Common Stock (“Cash-Based Awards”).

(b) Terms and Conditions. Subject to the provisions of the Plan, the Committee shall determine the terms and conditions of each Other Stock-Based Award or Cash-Based Award, including any purchase price applicable thereto. The terms and conditions of such Awards shall be consistent with the Plan and set forth in the Award agreement and need not be uniform among all such Awards or all Participants receiving such Awards.

(c) Dividend Equivalents. The Award agreement for an Other Stock-Based Award may provide Participants with the right to receive Dividend Equivalents. Dividend Equivalents shall be credited to an account for the Participant, may be settled in cash and/or shares of Common Stock and shall be subject to the same restrictions on transfer and forfeitability as the Other Stock-Based Award with respect to which paid, in each case to the extent provided in the Award agreement. No interest will be paid on Dividend Equivalents.

(d) Termination of Employment or Service. The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards or Cash-Based Awards following the Participant’s termination of service. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in the applicable Award agreement, but need not be uniform among all Other Stock-Based Awards or Cash-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of service.

9.Performance Awards

(a) Grants. Restricted Stock, RSUs and Other Stock-Based Awards and Cash-Based Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 9 (“Performance Awards”).

(b) Performance Measures. For any Performance Awards, the Committee shall specify that the degree of granting, vesting and/or payout shall be subject to the achievement of one or more objective performance measures established by the Committee, which may consist of one or more criteria determined by the Committee, including, without limitation:

(1) Earnings or Profitability Measures, including but not limited to: (i) revenue (gross, operating or net); (ii) revenue growth; (iii) income (gross, operating, net or adjusted); (iv) earnings before interest and taxes (“EBIT”); (v) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (vi) earnings growth, (vii) profit margins or contributions; and (viii) expense levels or ratios;

(2) Return Measures, including, but not limited to: return on (i) investment; (ii) assets; (iii) equity; or (iv) capital (total or invested);

(3) Cash Flow Measures, including but not limited to: (i) operating cash flow; (ii) cash flow sufficient to achieve financial ratios or a specified cash balance; (iii) free cash flow; (iv) cash flow return on capital; (v) net cash provided by operating activities; (vi) cash flow per share; and (vii) working capital or adjusted working capital;

(4) Stock Price and Equity Measures, including, but not limited to: (i) return on stockholders’ equity; (ii) total stockholder return; (iii) stock price; (iv) stock price appreciation; (v) market capitalization; (vi) earnings per share (basic or diluted) (before or after taxes); and (vii) price-to-earnings ratio;

(5) Strategic Metrics, including, but not limited to: (i) acquisitions or divestitures; (ii) collaborations, licensing or joint ventures; (iii) product research and development; (iv) clinical trials; (v) regulatory filings or approvals; (vi) patent application or issuance; (vii) manufacturing or process development; (viii) sales or net sales; (ix) sales growth, (x) market share; (xi) market penetration; (xii) inventory control; (xiii) growth in assets; (xiv) key hires; (xv) business expansion; (xvi) achievement of milestones under a third-party agreement; (xvii) financing; (xviii) resolution of significant litigation; (xix) legal compliance or risk reduction; (xx) improvement of financial ratings; or (xxi) achievement of balance sheet or income statement objectives;

Such performance criteria: (i) may vary by Participant and may be different for different Awards; and (ii) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Committee.

Performance criteria that are financial metrics may be determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) or financial metrics that are based on, or able to be derived from GAAP, and may be adjusted when established or at any time thereafter to include or exclude any items otherwise includable or excludable under GAAP. Without limiting the generality of the immediately preceding sentence, the determination of performance with respect to a performance criteria may include or exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the impairment or writedown of any asset or assets, (v) charges for restructuring and rationalization programs or (vi) other extraordinary or non-recurring items, as specified by the Committee when establishing the performance measures; or (vii) such other factors as the Committee may determine.

10.Adjustments for Changes in Common Stock and Certain Other Events

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan set forth in Section 4(a), (ii) the share counting rules set forth in Section 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of Restricted Stock and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding RSU and each Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Committee. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b) Reorganization and Change in Control Events.

(1) Definitions.

(i) “Reorganization Event” shall mean:

(a)any merger or consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property or is canceled; or

(b)any exchange of shares of Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction.

(ii) A “Change in Control Event” shall mean:

(a)the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either (x) the aggregate number of shares of Common Stock then-outstanding (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (A), the following acquisitions shall not constitute a Change in Control Event: (I) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (II) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (III) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (C) of this definition; (b) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or (c)the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation)

beneficially owns, directly or indirectly, 50% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or (d)the complete liquidation or dissolution of the Company.

(iii) Notwithstanding the foregoing or anything contained in the Plan to the contrary, if an Award is considered deferred compensation subject to the provisions of Section 409A of the Code, and if a payment under such Award would be accelerated or otherwise triggered upon a “change in control,” then the foregoing definition is modified, to the extent necessary to avoid the imposition of an excise tax under Section 409A, to mean a “change of control event” as such term is defined for purposes of Section 409A. “Cause” shall, unless otherwise specified in the applicable Award agreement or another agreement between the Participant and the Company, mean any (A) willful failure by the Participant, which failure is not cured within 30 days of written notice to the Participant from the Company, to perform his or her material responsibilities to the Company, (B) willful misconduct by the Participant which affects the business reputation of the Company, (C) material breach by the Participant of any employment, consulting, confidentiality, non-competition or non-solicitation agreement with the Company, (D) conviction or plea of nolo contendere (no contest) by the Participant to a felony, or (E) commission by the Participant of any act involving fraud, theft or dishonesty with respect to the Company’s business or affairs. The Participant shall be considered to have been discharged for “Cause” if the Company determines, within 30 days after the Participant’s resignation, that discharge for Cause was warranted.

(iv) “Good Reason” shall, unless otherwise specified in the applicable Award agreement or another agreement between the Participant and the Company, mean any significant diminution in the Participant’s authority, or responsibilities from and after such Reorganization Event or Change in Control Event, as the case may be, or any material reduction in the annual cash compensation payable to the Participant from and after such Reorganization Event or Change in Control Event, as the case may be, or the relocation of the place of business at which the Participant is principally located to a location that is greater than 50 miles from its location immediately prior to such Reorganization Event or Change in Control Event.

(2) Effect on Awards.

(i) Reorganization Event or Change in Control Event. Upon the occurrence of a Reorganization Event or Change in Control Event, (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant) awards shall either: (A) be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (B) upon written notice to a Participant, be terminated immediately prior to the consummation of such Reorganization Event or Change in Control Event unless exercised by the Participant (only to the extent then vested and exercisable) within a specified period following the date of such notice, (C) only if Awards are not assumed or substituted pursuant to clause (A) above, become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event or Change in Control Event, (D) in the event of a Reorganization Event or Change in Control Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event or Change in Control Event (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (X) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event or Change in Control Event in cases where such awards are not assumed or substituted) multiplied by (Y) the excess, if any, of (I) the Acquisition Price over (II) the exercise, grant or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (E) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings), and (F) any combination of the foregoing. Without limiting the foregoing, if the per share fair market value of the Common Stock does not exceed the per share exercise price of an Option or SAR, the Company shall not be required to make any payment to the Participant upon surrender or cancellation of the Option or SAR. In taking any of the actions permitted under this Section 10(b)(2)(i), the Committee shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

(ii) For purposes of Section 10(b)(2)(i)(A), an Award shall be considered assumed if, following consummation of the Reorganization Event or Change in Control Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event or Change in Control Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event or Change in Control Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event or Change in Control Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event or Change in Control Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Committee determined to be equivalent in value (as of the date of such determination or another date specified by the Committee) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event or Change in Control Event.

(iii) Change in Control Event. Notwithstanding the provisions of Section 10(b)(2)(i), except to the extent specifically provided to the contrary in the instrument evidencing the Award or any other agreement between the Participant and the Company, each Award shall become immediately vested, exercisable, or free from forfeiture, as applicable, if on or prior to the first anniversary of the date of the consummation of a Change in Control Event, the Participant’s service with the Company or a successor corporation is terminated without Cause by the Company or the successor corporation or is terminated for Good Reason by the Participant.

(iv) Treatment of Performance-Based Awards. Notwithstanding any other provision of this Plan, with respect to an Award that vests based on the attainment of performance goals, any acceleration of vesting and/or exercisability pursuant to this Section 10 shall be calculated (i) based on actual performance or, if such actual performance cannot be determined, target performance; and (ii) on a pro rata basis based on the fractional performance period.

11.General Provisions Applicable to Awards

(a) Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by a Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that, except with respect to Awards subject to Section 409A, the Committee may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act of 1933, as amended for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 11(a) shall be deemed to restrict a transfer to the Company.

(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Committee shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c) Termination of Status. The Committee shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights, or receive any benefits, under an Award.

(d) Withholding and Other Tax Requirements. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may elect to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Committee, a Participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (determined by (or in a manner approved by) the Company; provided, however, except as otherwise provided by the Committee, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that the Company is able to retain shares of Common Stock having a fair market value (determined by (or in a manner approved by) the Company) that exceeds the statutory minimum applicable withholding tax without financial accounting implications or the Company is withholding in a jurisdiction that does not have a statutory minimum withholding tax, the Company may retain such number of shares of Common Stock (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax (determined by (or in a manner approved by) the Company)) as the Company shall determine in its sole discretion to satisfy the tax liability associated with any Award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(1) Restrictions. The satisfaction of tax obligations pursuant to this Section 11(d) shall be subject to such restrictions as the Committee may impose, including any restrictions required by applicable law or the rules and regulations of the SEC, and shall be construed consistent with an intent to comply with any such applicable laws, rule and regulations.

(2) Special Incentive Stock Option Obligations. The Committee may require a Participant to give prompt written notice to the Company concerning any disposition of shares of Common Stock received upon the exercise of an Incentive Stock Option within: (i) two years from the grant date of the Incentive Stock Option to such Participant or (ii) one year from the transfer of such shares of Common Stock to such Participant or (iii) such other period as the Committee may from time to time determine. The Committee may direct that a Participant with respect to an Incentive Stock Option undertake in the applicable Award agreement to give such written notice described in the preceding sentence, at such time and containing such information as the Committee may prescribe, and/or that the certificates evidencing shares of Common Stock acquired by exercise of an Incentive Stock Option refer to such requirement to give such notice.

(3) Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to an Award as of the date of transfer of shares of Common Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall deliver a copy of such election to the Company upon or prior to the filing such election with the Internal Revenue Service. Neither the Company nor any affiliate of the Company shall have any liability or responsibility relating to or arising out of the filing or not filing of any such election or any defects in its construction.

(4) No Guarantee of Favorable Tax Treatment. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A or any other provision of federal, state, local, or non-United States law. The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

(e) Amendment of Award. Except as otherwise expressly prohibited herein, the Committee may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless (i) the Committee determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 10.

(f) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

12.Additional Award Forfeiture Provisions.

The Committee may condition an eligible person’s right to receive a grant of an Award, or a Participant’s right to exercise an Award, to retain Common Stock, cash or other property acquired in connection with an Award, or to retain the profit or gain realized by a Participant in connection with an Award, including cash or other property received upon sale of Common Stock acquired in connection with an Award, upon the Participant’s compliance with specified conditions relating to non-competition, confidentiality of information relating to the Company, non-solicitation of customers, suppliers, and employees of the Company, cooperation in litigation, non-disparagement of the Company and its officers, Non-Employee Directors and affiliates, or other requirements applicable to the Participant, as determined by the Committee, at the time of grant or otherwise, including during specified periods following termination of service.

In the event that the Participant engages in misconduct that causes or partially causes the need for restatement of financial statements that would have resulted in a lower Award where the payment was predicated upon the achievement of certain financial results that were the subject of the restatement, to the extent of the reduction in amount of such Award as determined by the Committee (i) the Award will be canceled and (ii) the Participant will forfeit (A) the shares of Common Stock received or payable on the vesting or exercise of the Award and (B) the amount of the proceeds of the sale or gain realized on the vesting or exercise of the Award (and the Participant may be required to return or pay such shares of Common Stock or amount to the Company). The determination of the lower Award must be made by the Committee no later than the end of the third fiscal year following the year for which the inaccurate financial results were measured; provided, that if steps have been taken within such period to restate the Company’s financial or operating results, the time period shall be extended until such restatement is completed. The provisions of this Section 12 shall be amended to the extent necessary to comply with final rules issued under the Dodd-Frank Wall Street Reform and Consumer Protection Act by the SEC and the principal stock exchange or market on which the Common Stock is traded. Without limiting the generality of the foregoing, Awards granted under the Plan are subject to the terms of the Company’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any other policy of the Company that applies to Awards, such as anti-hedging or pledging policies, as they may be in effect from time to time. By accepting Awards under the Plan, Participants agree and acknowledge that they are obligated to cooperate with, and provide any and all assistance necessary to, the Company to recover or recoup any Award or amounts paid under the Plan subject to clawback pursuant to such law, government regulation, stock exchange listing requirement or Company policy. Such cooperation and assistance shall include, but is not limited to, executing, completing and submitting any documentation necessary to recover or recoup any Award or amounts paid under the Plan from a Participant’s accounts, or pending or future compensation or Awards.

13.Miscellaneous

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be issued with respect to an Award until becoming the record holder of such shares.

(c) Effective Date and Term of Plan. The amendment and restatement of the Plan shall be effective on July [•], 2025[1](the “Effective Date”), subject to approval by the Company’s stockholders. If the Plan is not so approved by the Company’s stockholders, then the prior version of the Plan, as in effect immediately prior the Effective Date, shall remain in effect. No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

(d) Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(e) Amendment of Plan. The Committee may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) no amendment that would require stockholder approval under the rules of the national securities exchange on which the Company then maintains its primary listing may be made effective unless and until the Company’s stockholders approve such amendment; and (ii) if the national securities exchange on which the Company then maintains its primary listing does not have rules regarding when stockholder approval of amendments to equity compensation plans is required (or if the Company’s Common Stock is not then listed on any national securities exchange), then no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Sections 4(d) or 10), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless and until the Company’s stockholders approve such amendment. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Committee may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 13(e) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Committee determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan unless the Award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (2) it may not be exercised or settled (or otherwise result in the issuance of Common Stock) prior to such stockholder approval.

(f) Authorization of Sub-Plans (including for Grants to non-U.S. Employees). The Committee may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Committee shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Committee’s discretion under the Plan as the Committee deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Committee shall deem necessary or desirable. All supplements adopted by the Committee shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(g) Compliance with Section 409A of the Code. Notwithstanding any provision of the Plan or an Award agreement to the contrary, if any Award or benefit provided under this Plan is subject to the provisions of Section 409A of the Code, the provisions of the Plan and any applicable Award agreement shall be administered, interpreted and construed in a manner necessary to comply with Section 409A of the Code or an exception thereto (or disregarded to the extent such provision cannot be so administered, interpreted or construed). The following provisions shall apply, as applicable:

(1) Except as provided in individual Award agreements initially or by amendment, if and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A) (the “New Payment Date”), except as Section 409A may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

(2) For purposes of Section 409A of the Code, and to the extent applicable to any Award or benefit under the Plan, it is intended that distribution events qualify as permissible distribution events for purposes of Section 409A of the Code and shall be interpreted and construed accordingly.

(3) With respect to payments subject to Section 409A of the Code, the Company reserves the right to accelerate and/or defer any payment to the extent permitted and consistent with Section 409A of the Code.

(4) Whether a Participant has separated from service or employment will be determined based on all of the facts and circumstances and, to the extent applicable to any Award or benefit, in accordance with the guidance issued under Section 409A of the Code. For this purpose, a Participant will be presumed to have experienced a separation from service when the level of bona fide services performed permanently decreases to a level less than 20% of the average level of bona fide services performed during the immediately preceding 36-month period or such other applicable period as provided by Section 409A of the Code.

(5) The Committee, in its discretion, may specify the conditions under which the payment of all or any portion of any Award may be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms and conditions, as the Committee shall determine in its discretion, in accordance with the provisions of Section 409A of the Code, the regulations and other binding guidance promulgated thereunder; provided, however, that no deferral shall be permitted with respect to Options, Stock Appreciation Rights and other stock rights subject to Section 409A of the Code.

(6) An election shall be made by filing an election with the Company (on a form provided by the Company) on or prior to December 31st of the calendar year immediately preceding the beginning of the calendar year (or other applicable service period) to which such election relates (or at such other date as may be specified by the Committee to the extent consistent with Section 409A of the Code) and shall be irrevocable for such applicable calendar year (or other applicable service period). To the extent authorized, a Participant who first becomes eligible to participate in the Plan may file an election (“Initial Election”) at any time prior to the 30-day period following the date on which the Participant initially becomes eligible to participate in the Plan (or at such other date as may be specified by the Committee to the extent consistent with Section 409A of the Code). Any such Initial Election shall only apply to compensation earned and payable for services rendered after the effective date of the Election.

(7) The grant of Nonstatutory Stock Options, SARs and other stock rights subject to Section 409A of the Code shall be granted under terms and conditions consistent with Treas. Reg. § 1.409A-1(b)(5) such that any such Award does not constitute a deferral of compensation under Section 409A. Accordingly, any such Award may be granted to Employees and Non-Employee Directors of the Company and its subsidiaries and affiliates in which the Company has a controlling interest. In determining whether the Company has a controlling interest, the rules of Treas. Reg. § 1.414(c)-2(b)(2)(i) shall apply; provided that the language “at least 50 percent” shall be used instead of “at least 80 percent” in each place it appears; provided, further, where legitimate business reasons exist (within the meaning of Treas. Reg. § 1.409A-1(b)(5)(iii)(E)(i)), the language “at least 20 percent” shall be used instead of “at least 80 percent” in each place it appears. The rules of Treas. Reg. §§ 1.414(c)-3 and 1.414(c)-4 shall apply for purposes of determining ownership interests.

(h) Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

(i) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

[1] To confirm Plan effective date.

APTEVO THERAPEUTICS INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS 2401 FOURTH AVE., SUITE 1050 SEATTLE, WA 98121 SCAN TO VIEW MATERIALS & VOTE APTEVO THERAPEUTICS INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS 2401 FOURTH AVE., SUITE 1050 SEATTLE, WA 98121 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 23, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/APVO2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 23, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V76502-P35584 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY APTEVO THERAPEUTICS INC. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following: For All For All Withhold For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees: 01) Marvin L. White 02) John E. Niederhuber, M.D. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2. Ratification of the appointment of Baker Tilly US, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025. 3. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our common stock, at a ratio in the range of 1-for-6 to 1-for-22, with such ratio to be determined in the discretion of our board of directors and with such reverse stock split to be effected at such time and date, if at all, as determined by our board of directors in its sole discretion. 4. To approve the potential issuance of 19.99% or more of the Company's issued and outstanding common stock as of June 16, 2025 pursuant to the Standby Equity Purchase Agreement with YA II PN, Ltd., pursuant to Nasdaq Listing Rules 5635(d) and 5635(b). 5. To approve the Company's Third Amended and Restated 2018 Stock Incentive Plan. For Against Abstain 6. To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers. 7. To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of our outstanding common stock, including (i) common stock issuable upon the exercise of the common warrants, issued and sold pursuant to that certain Securities Purchase Agreement, dated as of June 18, 2025, by and among the Company and purchasers thereto. 8. To authorize an adjournment of the meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of proposals 1 through 7. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. V76503-P35584 APTEVO THERAPEUTICS INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS JULY 24, 2025 at 10:00 AM, PACIFIC TIME The stockholder(s) hereby appoint(s) SoYoung Kwon and Daphne Taylor, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Aptevo Therapeutics Inc. that the stockholder(s) is/are entitled to vote at the virtual Annual Meeting of Stockholders to be held at 10:00 a.m., Pacific Time on Thursday, July 24, 2025, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, AND "FOR" PROPOSALS 2, 3, 4, 5, 6, 7 and 8. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE CONTINUED AND TO BE SIGNED ON REVERSE SIDE